Lincoln ChoicePlus II

Lincoln Life Variable Annuity Account N (Registrant)

The Lincoln National Life Insurance Company (Depositor)

Statement of Additional Information (SAI)

This Statement of Additional Information should be read in conjunction with the Lincoln ChoicePlus II

Prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2002.

You may obtain a copy of the Lincoln ChoicePlus II Prospectus on request and without charge.
Please write Lincoln ChoicePlus Customer Service, The Lincoln National Life Insurance Company,
P.O. Box 7866, Fort Wayne, Indiana 46801 or call 1-888-868-2583.

Table of Contents

                   Item                                 Page
                   -----------------------------------------
                   General information and history
                   of Lincoln Life                      B-2
                   -----------------------------------------
                   Special terms                        B-2
                   -----------------------------------------
                   Services                             B-2
                   -----------------------------------------
                   Principal underwriter                B-2
                   -----------------------------------------
                   Purchase of securities being offered B-2
                   -----------------------------------------

                     Item                              Page
                     --------------------------------------
                     Calculation of investment results  B-2
                     --------------------------------------
                     Annuity payouts                   B-11
                     --------------------------------------
                     Advertising and sales literature  B-13
                     --------------------------------------
                     Additional services               B-14
                     --------------------------------------
                     Other information                 B-15
                     --------------------------------------
                     Financial statements              B-15
                     --------------------------------------





This SAI is not a Prospectus.


The date of this SAI is May 1, 2002.

General information and
history of The
Lincoln National Life
Insurance Company (Lincoln Life)


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.


Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, valuation date, the New York Stock Exchange is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday.

Services

Independent auditors
The financial statements of the variable annuity account (VAA) and the statutory-basis financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana, 46802, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by Lincoln Life for this service.

Principal underwriter


Lincoln Life is the principal underwriter for the contracts, which are offered continuously. Lincoln Financial Distributors, Inc. will perform certain marketing and other ancillary functions as described in the Prospectus. Lincoln Life retains no underwriting commissions from the sale of the variable annuity contracts.


Purchase of securities being offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling Lincoln Life products; through independent insurance brokers; and through certain securities brokers/dealers selected by Lincoln Life whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the Prospectus under the section Charges and other deductions, the account fee and/or the surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account subject to restrictions set out in the Prospectus. See The contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.

Calculation of investment results


The paragraphs set forth below represent yield and total return performance information for the VAA and the subaccounts calculated in several different ways.


Money Market Fund Subaccount:

At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing, results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield figure is based on historical earnings and is not intended to indicate future performance.


The money market subaccount's seven-day yield is determined by calculating the change in unit value for the base period (the 7-day period ended December 31, 2001); then dividing this figure by the account value at the beginning of the period; then annualizing this result by the factor of 365/7. This yield includes all deductions charged to the contractowner's account (including deductions for the 5% Step-Up death benefit), and excludes any realized gains and losses from the sale of securities. The Lincoln National Money Market Subaccount yield was 0.27% at December 31, 2001. If contractowners elected the EEB Rider, the yield would have been lower.




Standard investment results:
Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                P(1 + T)n = ERV

Where: P = a hypothetical initial purchase payment of $1,000
       T = average annual total return for the period in question
       N = number of years
  ERV    =
           ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; and (2) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after a fund became available in the separate account.

A. Standard Performance Data (assuming neither the I-4Life/SM/ Advantage nor the Income4Life(R) Solution is in effect):



   Period Ending December 31, 2001





                                                         1-Year   5-Year  Since
                                                         With     With    Inception
                                              Subaccount 5%       5%      With 5%
                                              Commenced  Step-Up  Step-Up Step-Up
-----------------------------------------------------------------------------------
AFIS Global Small Cap                          2/22/2000  (21.2)%   N/A     (28.3)%
AFIS Growth                                    2/22/2000  (26.4)    N/A     (16.3)
AFIS Growth-Income                             2/22/2000   (6.0)    N/A       3.8
AFIS International                             2/22/2000  (28.1)    N/A     (32.1)
AIM V.I. Growth Fund                          11/20/1998  (42.1)    N/A      (9.9)
AIM V.I. International Growth Fund            11/20/1998  (31.9)    N/A      (6.3)
AIM V.I. Premier EquityFund                   11/20/1998  (21.1)    N/A      (0.6)
Alliance VP Growth & Income                    2/22/2000   (8.4)    N/A       8.1
Alliance VP Premier Growth                     2/22/2000  (25.7)    N/A     (20.0)
AllianceBernstein VP Small Cap Value           9/19/2001    N/A     N/A      11.8
Alliance VP Technology                         2/22/2000  (33.6)    N/A     (35.4)
Delaware VIP Large Cap Value Series           11/20/1998  (12.5)    N/A      (1.4)
Delaware VIP High Yield Series                11/20/1998  (12.9)    N/A     (10.8)
Delaware VIP REIT Series                      11/20/1998   (0.0)    N/A       8.8
Delaware VIP Small Cap Value Series           11/20/1998    3.0     N/A       6.5
Delaware VIP Trend Series                     11/20/1998  (23.8)    N/A      10.8
Delaware VIP U.S Growth Series                 9/19/2001    N/A     N/A       9.5
Scudder VIT EAFE Equity Index                  9/19/2001    N/A     N/A      (1.0)
Scudder VIT Equity 500 Index                  11/20/1998  (20.5)    N/A      (2.4)
Scudder VIT Small Cap Index                    9/19/2001    N/A     N/A      14.2
Fidelity(R) VIP Contrafund Portfolio           9/19/2001    N/A     N/A       2.4
Fidelity(R) VIP Equity-Income Portfolio       11/20/1998  (13.7)    N/A       0.7
Fidelity(R) VIP Growth Portfolio              11/20/1998  (26.1)    N/A      (1.0)
Fidelity(R) VIP Overseas Portfolio            11/20/1998  (29.4)    N/A      (5.7)
FTVIPT Franklin Small Cap                      2/22/2000  (23.6)    N/A     (26.4)
Janus Aspen Aggressive Growth                  9/19/2001    N/A     N/A       6.9
Janus Aspen Balanced                           9/19/2001    N/A     N/A      (0.4)
Janus Aspen Worldwide Growth                   9/19/2001    N/A     N/A       8.1
Lincoln National Aggressive Growth Fund        9/19/2001    N/A     N/A      17.2
Lincoln National Bond Fund                    11/20/1998    0.5     N/A       2.8
Lincoln National Capital Appreciation Fund     9/19/2001    N/A     N/A       9.3
Lincoln National Global Asset Allocation Fund  9/19/2001    N/A     N/A       2.7
Lincoln National International Fund            9/19/2001    N/A     N/A       3.3
Lincoln National Money Market Fund            11/20/1998   (4.6)    N/A       2.1
Lincoln National Social Awareness Fund         9/19/2001    N/A     N/A       8.1
MFS(R) VIT Capital Opportunities Series        9/19/2001    N/A     N/A      11.9
MFS(R) VIT Emerging Growth Series             11/20/1998  (41.6)    N/A      (1.1)
MFS(R) VIT Total Return Series                11/20/1998   (8.5)    N/A       3.5
MFS(R) VIT Utilities Series                   11/20/1998  (32.6)    N/A      (0.3)
Neuberger Berman Mid-Cap Growth                9/19/2001    N/A     N/A      13.1
Neuberger Berman Regency                       9/19/2001    N/A     N/A       4.5
Putnam VT Growth & Income                      9/19/2001    N/A     N/A       1.7
Putnam VT Health Sciences                      9/19/2001    N/A     N/A      (1.3)
FTVIPT Templeton Growth                        2/22/2000   (9.8)    N/A       0.5




The performance figures shown reflect the cost of the 5% Step-Up death benefit. If contractowners had chosen to eliminate the 5% Step-Up death benefit, their returns would have been higher. The performance figures above do not reflect the cost of the EEB Rider. If contractowners had elected the EEB Rider, the return would have been lower.

B. Standard Performance Data (assuming the Income4Life(R) Solution is in effect):



   Period Ending December 31, 2001



                                              Subaccount                10 Year/
                                              Commenced  1 Year  5 Year Since Inception
---------------------------------------------------------------------------------------
AFIS Global Small Cap                          2/22/2000 (21.3)%  N/A        (28.3)%
AFIS Growth                                    2/22/2000 (26.5)%  N/A        (16.4)
AFIS Growth-Income                             2/22/2000  (6.1)%  N/A          3.7
AFIS International                             2/22/2000 (28.2)%  N/A        (32.2)
AIM V.I. Growth Fund                          11/20/1998 (42.1)%  N/A        (10.0)
AIM V.I. International Growth Fund            11/20/1998 (32.0)%  N/A         (6.4)
AIM V.I. Premier Equity Fund                  11/20/1998 (21.2)%  N/A         (0.7)
Alliance VP Growth & Income                    2/22/2000  (8.5)%  N/A          8.0
Alliance VP Premier Growth                     2/22/2000 (25.8)%  N/A        (20.1)
AllianceBernstein VP Small Cap Value           9/19/2001   N/A    N/A         11.7
Alliance VP Technology                         2/22/2000 (33.7)%  N/A        (35.5)
Delaware VIP Large Cap Value Series           11/20/1998 (12.6)%  N/A         (1.5)
Delaware VIP High Yield Series                11/20/1998 (13.0)%  N/A        (10.9)
Delaware VIP REIT Series                      11/20/1998  (0.1)%  N/A          8.7
Delaware VIP Small Cap Value Series           11/20/1998   2.8%   N/A          6.4
Delaware VIP Trend Series                     11/20/1998 (23.8)%  N/A         10.7
Delaware VIP U.S. Growth Series                9/19/2001   N/A    N/A          9.4
Scudder VIT EAFE Equity Index                  9/19/2001   N/A    N/A         (1.0)
Scudder VIT Equity 500 Index                  11/20/1998 (20.6)%  N/A         (2.5)
Scudder VIT Small Cap Index                    9/19/2001   N/A    N/A         14.2
Fidelity(R) VIP Contrafund Portfolio           9/19/2001   N/A    N/A          2.4
Fidelity(R) VIP Equity-Income Portfolio       11/20/1998 (13.8)%  N/A          0.6
Fidelity(R) VIP Growth Portfolio              11/20/1998 (26.2)%  N/A         (1.1)
Fidelity(R) VIP Overseas Portfolio            11/20/1998 (29.5)%  N/A         (5.8)
FTVIPT Franklin Small Cap                      2/22/2000 (23.7)%  N/A        (26.5)
Janus Aspen Aggressive Growth                  9/19/2001   N/A    N/A          6.9
Janus Aspen Balanced                           9/19/2001   N/A    N/A         (0.4)
Janus Aspen Worldwide Growth                   9/19/2001   N/A    N/A          8.1
Lincoln National Aggressive Growth Fund        9/19/2001   N/A    N/A         17.1
Lincoln National Bond Fund                    11/20/1998   0.3%   N/A          2.6
Lincoln National Capital Appreciation Fund     9/19/2001   N/A    N/A          9.2
Lincoln National Global Asset Allocation Fund  9/19/2001   N/A    N/A          2.7
Lincoln National International Fund            9/19/2001   N/A    N/A          3.3
Lincoln National Money Market Fund            11/20/1998  (4.7)%  N/A          2.0
Lincoln National Social Awareness Fund         9/19/2001   N/A    N/A          8.1
MFS(R) VIT Capital Opportunities Series        9/19/2001   N/A    N/A         11.9
MFS(R) VIT Emerging Growth Series             11/20/1998 (41.7)%  N/A         (1.2)
MFS(R) VIT Total Return Series                11/20/1998  (8.6)%  N/A          3.3
MFS(R) VIT Utilities Series                   11/20/1998 (32.7)%  N/A         (0.4)
Neuberger Berman Mid-Cap Growth                9/19/2001   N/A    N/A         13.0
Neuberger Berman Regency                       9/19/2001   N/A    N/A          4.5
Putnam VT Growth & Income                      9/19/2001   N/A    N/A          1.6
Putnam VT Health Sciences                      9/19/2001   N/A    N/A         (1.3)
FTVIPT Templeton Growth                        2/22/2000 (10.0)%  N/A          0.4

C. Standard Performance Data (assuming the I-4Life/SM/ Advantage is in effect):





   Period Ending December 31, 2001



                                              Subaccount                10 Year/
                                              Commenced  1 Year  5 Year Since Inception
---------------------------------------------------------------------------------------
AFIS Global Small Cap                          2/22/2000 (21.5)%  N/A        (28.5)%
AFIS Growth                                    2/22/2000 (26.7)   N/A        (16.7)
AFIS Growth-Income                             2/22/2000  (6.4)   N/A          3.4
AFIS International                             2/22/2000 (28.4)   N/A        (32.3)
AIM V.I. Growth Fund                          11/20/1998 (42.3)   N/A        (10.3)
AIM V.I. International Growth Fund            11/20/1998 (32.2)   N/A         (6.6)
AIM V.I. Premier Equity Fund                  11/20/1998 (21.4)   N/A         (0.9)
Alliance VP Growth & Income                    2/22/2000  (8.8)   N/A          7.7
Alliance VP Premier Growth                     2/22/2000 (26.0)   N/A        (20.3)
AllianceBernstein VP Small Cap Value           9/19/2001   N/A    N/A         11.7
Alliance VP Technology                         2/22/2000 (33.9)   N/A        (35.7)
Delaware VIP Large Cap Value Series           11/20/1998 (12.9)   N/A         (1.7)
Delaware VIP High Yield Series                11/20/1998 (13.2)   N/A        (11.1)
Delaware VIP REIT Series                      11/20/1998  (0.4)   N/A          8.4
Delaware VIP Small Cap Value Series           11/20/1998   2.6    N/A          6.1
Delaware VIP Trend Series                     11/20/1998 (24.0)   N/A         10.4
Delaware VIP U.S. Growth Series                9/19/2001   N/A    N/A          9.3
Scudder VIT EAFE Equity Index                  9/19/2001   N/A    N/A         (1.1)
Scudder VIT Equity 500 Index                  11/20/1998 (20.9)   N/A         (2.7)
Scudder VIT Small Cap Index                    9/19/2001   N/A    N/A         14.1
Fidelity(R) VIP Contrafund Portfolio           9/19/2001   N/A    N/A          2.3
Fidelity(R) VIP Equity-Income Portfolio       11/20/1998 (14.0)   N/A          0.4
Fidelity(R) VIP Growth Portfolio              11/20/1998 (26.4)   N/A         (1.3)
Fidelity(R) VIP Overseas Portfolio            11/20/1998 (29.7)   N/A         (6.1)
FTVIPT Franklin Small Cap                      2/22/2000 (23.9)   N/A        (26.7)
Janus Aspen Aggressive Growth                  9/19/2001   N/A    N/A          6.8
Janus Aspen Balanced                           9/19/2001   N/A    N/A         (0.5)
Janus Aspen Worldwide Growth                   9/19/2001   N/A    N/A          8.0
Lincoln National Aggressive Growth Fund        9/19/2001   N/A    N/A         17.0
Lincoln National Bond Fund                    11/20/1998   0.1    N/A          2.4
Lincoln National Capital Appreciation Fund     9/19/2001   N/A    N/A          9.1
Lincoln National Global Asset Allocation Fund  9/19/2001   N/A    N/A          2.6
Lincoln National International Fund            9/19/2001   N/A    N/A          3.2
Lincoln National Money Market Fund            11/20/1998  (5.0)   N/A          1.7
Lincoln National Social Awareness Fund         9/19/2001   N/A    N/A          8.0
MFS(R) VIT Capital Opportunities Series        9/19/2001   N/A    N/A         11.8
MFS(R) VIT Emerging Growth Series             11/20/1998 (41.9)   N/A         (1.5)
MFS(R) VIT Total Return Series                11/20/1998  (8.9)   N/A          3.1
MFS(R) VIT Utilities Series                   11/20/1998 (32.9)   N/A         (0.7)
Neuberger Berman Mid-Cap Growth                9/19/2001   N/A    N/A         13.0
Neuberger Berman Regency                       9/19/2001   N/A    N/A          4.4
Putnam VT Growth & Income                      9/19/2001   N/A    N/A          1.5
Putnam VT Health Sciences                      9/19/2001   N/A    N/A         (1.4)
FTVIPT Templeton Growth                        2/22/2000 (10.2)   N/A          0.1



The performance figures shown reflect the cost of the I-4Life/SM/ Advantage with the EGMDB death benefit.


Non-standard investment results:


The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information for the periods prior to the date that a fund became available in the VAA will be calculated based on (1) the performance of the fund adjusted for contract charges (ie: mortality and expense risk fees, any applicable administrative charges, excluding surrender charges and the annual account fee) and the management and other expenses of the fund and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the fund. It may or may not reflect charges for any options (ie:
EEB) that were in effect during the time periods shown. This performance is referred to as non-standardized performance data. Such results may be computed on a cumulative and/or annualized basis. We may provide illustrations of income payments and values during the annuity payout period, based on historical or hypothetical rates of return that are not guaranteed. We may also report non-standard performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a contract will fluctuate so that contractowner's investment may be worth more or less than the original investment. Cumulative quotations are arrived at by calculating the change in accumulation unit value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.




The performance numbers in the following tables do not reflect surrender charges.



A. Non-Standard Performance Data (assuming neither the I-4Life/SM/ Advantage nor the Income4Life(R) Solution is in effect):



   Period Ending December 31, 2001





                                              YTD        1-Year     3-Year     5-Year     10-Year             As if
                                              With       With       With       With       With                Subaccount
                                              5% Step-Up 5% Step-Up 5% Step-Up 5% Step-Up 5% Step-Up Lifetime Commenced
------------------------------------------------------------------------------------------------------------------------
AFIS Global Small Cap                           (14.2)%    (14.2)%      9.9%       N/A        N/A       8.4%   4/30/1998
AFIS Growth                                     (19.4)     (19.4)       8.7       16.9%      14.6%     14.5     2/8/1984
AFIS Growth-Income                                1.0        1.0        5.5       11.1       11.7      12.6     2/8/1984
AFIS International                              (21.1)     (21.1)       1.6        6.0        8.2       7.3     5/1/1990
AIM V.I. Growth Fund                            (35.1)     (35.1)     (12.3)       2.0        N/A       6.9     5/5/1993
AIM V.I. International Growth Fund              (24.9)     (24.9)      (6.1)      (0.3)       N/A       4.9     5/5/1993
AIM V.I. Premier Equity Fund                    (14.1)     (14.1)      (2.8)       7.7        N/A      11.4     5/5/1993
Alliance VP Growth & Income                      (1.4)      (1.4)       6.2       12.1       11.9      10.9    1/14/1991
Alliance VP Premier Growth                      (18.7)     (18.7)      (4.7)      10.6        N/A      13.5    6/26/1992
AllianceBernstein VP Small Cap Value              N/A        N/A        N/A        N/A        N/A      10.9     5/1/2001
Alliance VP Technology                          (26.6)     (26.6)      (0.7)      10.5        N/A      10.2    1/11/1996
Delaware VIP Large Cap Value Series              (5.5)      (5.5)      (0.4)       6.8       10.2       8.6    7/28/1988
Delaware VIP High Yield Series                   (5.8)      (5.8)      (9.4)      (4.4)       2.1       3.6    7/28/1988
Delaware VIP REIT Series                          7.0        7.0        9.8        N/A        N/A       4.9     5/4/1998
Delaware VIP Small Cap Value Series              10.0       10.0        6.1        7.9        N/A      10.1   12/27/1993
Delaware VIP Trend Series                       (16.7)     (16.7)       8.5       11.7        N/A      12.6   12/27/1993
Delaware VIP U.S. Growth Series                 (25.7)     (25.7)       N/A        N/A        N/A     (13.2)  11/15/1999
Scudder VIT EAFE Equity Index                   (25.9)     (25.9)      (8.6)       N/A        N/A      (3.7)   8/22/1997
Scudder VIT Equity 500 Index                    (13.5)     (13.5)      (2.9)       N/A        N/A       4.0    10/1/1997
Scudder VIT Small Cap Index                       0.5        0.5        4.0        N/A        N/A       2.8    8/25/1997
Fidelity(R) VIP Contrafund Portfolio            (13.8)     (13.8)      (1.5)       8.3        N/A      13.6     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio          (6.7)      (6.7)       1.2        7.4       11.6      10.1    10/9/1986
Fidelity(R) VIP Growth Portfolio                (19.1)     (19.1)      (1.6)       9.6       11.4      11.7    10/9/1986
Fidelity(R) VIP Overseas Portfolio              (22.4)     (22.4)      (4.8)       0.9        4.0       4.3    1/28/1987
FTVIPT Franklin Small Cap                       (16.5)     (16.5)      10.6        7.8        N/A      10.8   10/31/1995
Janus Aspen Aggressive Growth                   (40.5)     (40.5)      (4.1)       5.2        N/A      10.5    9/13/1993
Janus Aspen Balanced                             (6.4)      (6.4)       3.8       12.1        N/A      12.3    9/13/1993
Janus Aspen Worldwide Growth                    (23.8)     (23.8)       0.6        9.1        N/A      13.7    9/13/1993
Lincoln National Aggressive Growth Fund         (34.3)     (34.3)      (4.1)      (0.2)       N/A       3.5     2/3/1994
Lincoln National Bond Fund                        7.5        7.5        3.8        5.3        5.4       8.5   12/28/1981
Lincoln National Capital Appreciation Fund      (27.0)     (27.0)      (4.7)       7.7        N/A      10.0     2/3/1994
Lincoln National Global Asset Allocation Fund    (9.2)      (9.2)      (2.5)       4.0        7.1       7.0     8/3/1987
Lincoln National International Fund             (11.3)     (11.3)       0.3        3.5        5.7       5.2     5/1/1991
Lincoln National Money Market Fund                2.4        2.4        3.3        3.4        3.0       4.8     1/7/1982
Lincoln National Social Awareness Fund          (10.9)     (10.9)      (3.0)       7.9       11.4      12.6     5/2/1988
MFS(R) VIT Capital Opportunities Series         (24.8)     (24.8)       1.0        9.8        N/A      10.7    8/14/1996
MFS(R) VIT Emerging Growth Series               (34.6)     (34.6)      (3.6)       7.2        N/A      10.4    7/24/1995
MFS(R) VIT Total Return Series                   (1.5)      (1.5)       4.4        8.4        N/A      11.2     1/3/1995
MFS(R) VIT Utilities Series                     (25.6)     (25.6)       0.2        8.6        N/A      12.7     1/3/1995
Neuberger Berman Mid-Cap Growth                 (25.8)     (25.8)       0.8        N/A        N/A      12.7    11/3/1997
Neuberger Berman Regency                          N/A        N/A        N/A        N/A        N/A      (0.8)   8/22/2001
Putnam VT Growth & Income                        (7.8)      (7.8)      (0.7)       6.2       10.0      11.0     2/1/1988
Putnam VT Health Sciences                       (21.0)     (21.0)       0.7        N/A        N/A       2.8     5/1/1998
FTVIPT Templeton Growth                          (2.8)      (2.8)       5.0        6.7        N/A       8.3    3/15/1994


The performance figures shown above reflect the cost of the 5% Step-Up death benefit. If contractowners had chosen to eliminate the 5% Step-Up death benefit, their returns would have been higher. The performance figures do not reflect the cost of the EEB Rider. If these costs had been reflected, returns would have been lower.

B. Non-Standard Performance Data (assuming the Income4Life(R) Solution is in effect):



   Period Ending December 31, 2001








                                                                                             As if
                                                                                             Subaccount
                                               YTD    1-year  3-year 5-year 10-year Lifetime Commenced
-------------------------------------------------------------------------------------------------------
AFIS Global Small Cap                         (14.3)% (14.3)%   9.8%   N/A    N/A      8.3%   4/30/1998
AFIS Growth                                   (19.5)  (19.5)    8.6   16.8%  14.5%    14.4     2/8/1984
AFIS Growth-Income                              0.9     0.9     5.4   10.9   11.6     12.5     2/8/1984
AFIS International                            (21.2)  (21.2)    1.5    5.9    8.1      7.2     5/1/1990
AIM V.I. Growth Fund                          (35.1)  (35.1)  (12.4)   1.9    N/A      6.8     5/5/1993
AIM V.I. International Growth Fund            (25.0)  (25.0)   (6.2)  (0.4)   N/A      4.8     5/5/1993
AIM V.I. Premier Equity Fund                  (14.2)  (14.2)   (2.9)   7.6    N/A     11.3     5/5/1993
Alliance VP Growth & Income                    (1.5)   (1.5)    6.1   12.0   11.7     10.8    1/14/1991
Alliance VP Premier Growth                    (18.8)  (18.8)   (4.8)  10.4    N/A     13.4    6/26/1992
AllianceBernstein VP Small Cap Value            N/A     N/A     N/A    N/A    N/A     10.8     5/1/2001
Alliance VP Technology                        (26.7)  (26.7)   (0.9)  10.3    N/A     10.1    1/11/1996
Delaware VIP Large Cap Value Series            (5.6)   (5.6)   (0.5)   6.7   10.1      8.5    7/28/1988
Delaware VIP High Yield Series                 (5.9)   (5.9)   (9.5)  (4.5)   2.0      3.5    7/28/1988
Delaware VIP REIT Series                        6.9     6.9     9.7    N/A    N/A      4.8     5/4/1998
Delaware VIP Small Cap Value Series             9.9     9.9     6.0    7.8    N/A     10.0   12/27/1993
Delaware VIP Trend Series                     (16.8)  (16.8)    8.4   11.6    N/A     12.5   12/27/1993
Delaware VIP U.S. Growth Series               (25.7)  (25.7)    N/A    N/A    N/A    (13.3)  11/15/1999
Scudder VIT EAFE Equity Index                 (26.0)  (26.0)   (8.7)   N/A    N/A     (3.8)   8/22/1997
Scudder VIT Equity 500 Index                  (13.6)  (13.6)   (3.0)   N/A    N/A      3.8    10/1/1997
Scudder VIT Small Cap Index                     0.4     0.4     3.9    N/A    N/A      2.7    8/25/1997
Fidelity(R) VIP Contrafund Portfolio          (13.9)  (13.9)   (1.6)   8.2    N/A     13.5     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio        (6.8)   (6.8)    1.1    7.3   11.5     10.0    10/9/1986
Fidelity(R) VIP Growth Portfolio              (19.2)  (19.2)   (1.7)   9.5   11.2     11.6    10/9/1986
Fidelity(R) VIP Overseas Portfolio            (22.4)  (22.4)   (4.9)   0.8    3.9      4.1    1/28/1987
FTVIPT Franklin Small Cap                     (16.6)  (16.6)   10.5    7.7    N/A     10.7   10/31/1995
Janus Aspen Aggressive Growth                 (40.6)  (40.6)   (4.2)   5.0    N/A     10.4    9/13/1993
Janus Aspen Balanced                           (6.5)   (6.5)    3.7   12.0    N/A     12.1    9/13/1993
Janus Aspen Worldwide Growth                  (23.9)  (23.9)    0.5    9.0    N/A     13.6    9/13/1993
Lincoln National Aggressive Growth Fund       (34.4)  (34.4)   (4.2)  (0.3)   N/A      3.4     2/3/1994
Lincoln National Bond Fund                      7.3     7.3     3.7    5.2    5.3      8.4   12/28/1981
Lincoln National Capital Appreciation Fund    (27.1)  (27.1)   (4.8)   7.6    N/A      9.9     2/3/1994
Lincoln National Global Asset Allocation Fund  (9.3)   (9.3)   (2.6)   3.9    7.0      6.9     8/3/1987
Lincoln National International Fund           (11.4)  (11.4)    0.2    3.4    5.6      5.1     5/1/1991
Lincoln National Money Market Fund              2.3     2.3     3.2    3.3    2.9      4.6     1/7/1982
Lincoln National Social Awareness Fund        (11.0)  (11.0)   (3.0)   7.8   11.3     12.5     5/2/1988
MFS(R) VIT Capital Opportunities Series       (24.9)  (24.9)    0.9    9.7    N/A     10.6    8/14/1996
MFS(R) VIT Emerging Growth Series             (34.7)  (34.7)   (3.7)   7.1    N/A     10.3    7/24/1995
MFS(R) VIT Total Return Series                 (1.6)   (1.6)    4.3    8.3    N/A     11.1     1/3/1995
MFS(R) VIT Utilities Series                   (25.7)  (25.7)    0.1    8.5    N/A     12.6     1/3/1995
Neuberger Berman Mid-Cap Growth               (25.9)  (25.9)    0.7    N/A    N/A     12.6    11/3/1997
Neuberger Berman Regency                        N/A     N/A     N/A    N/A    N/A     (0.9)   8/22/2001
Putnam VT Growth & Income                      (7.9)   (7.9)   (0.8)   6.1    9.9     10.9     2/1/1988
Putnam VT Health Sciences                     (21.1)  (21.1)    0.6    N/A    N/A      2.7     5/1/1998
FTVIPT Templeton Growth                        (2.9)   (2.9)    4.8    6.5    N/A      8.2    3/15/1994

C. Non-Standard Performance Data (assuming the I-4Life/SM/ Advantage is in effect):



   Period Ending December 31, 2001



                                                                                             As if
                                                                                             Subaccount
                                              YTD     1 Year  3 Year 5 Year 10 Year Lifetime Commenced
-------------------------------------------------------------------------------------------------------
AFIS Global Small Cap                         (14.5)% (14.5)%   9.6%   N/A    N/A      8.0%   4/30/1998
AFIS Growth                                   (19.7)  (19.7)    8.3   16.5%  14.2%    14.1     2/8/1984
AFIS Growth-Income                              0.6     0.6     5.2   10.7   11.3     12.2     2/8/1984
AFIS International                            (21.4)  (21.4)    1.2    5.6    7.8      6.9     5/1/1990
AIM V.I. Growth Fund                          (35.3)  (35.3)  (12.6)   1.7    N/A      6.5     5/5/1993
AIM V.I. International Growth Fund            (25.2)  (25.2)   (6.5)  (0.7)   N/A      4.6     5/5/1993
AIM V.I. Premier Equity Fund                  (14.4)  (14.4)   (3.1)   7.3    N/A     11.0     5/5/1993
Alliance VP Growth & Income                    (1.7)   (1.7)    5.8   11.8   11.5     10.5    1/14/1991
Alliance VP Premier Growth                    (19.0)  (19.0)   (5.0)  10.2    N/A     13.1    6/26/1992
AllianceBernstein VP Small Cap Value            N/A     N/A     N/A    N/A    N/A     10.6     5/1/2001
Alliance VP Technology                        (26.9)  (26.9)   (1.1)  10.1    N/A      9.8    1/11/1996
Delaware VIP Large Cap Value Series            (5.8)   (5.8)   (0.8)   6.5    9.8      8.2    7/28/1988
Delaware VIP High Yield Series                 (6.2)   (6.2)   (9.8)  (4.7)   1.7      3.2    7/28/1988
Delaware VIP REIT Series                        6.6     6.6     9.4    N/A    N/A      4.5     5/4/1998
Delaware VIP Small Cap Value Series             9.6     9.6     5.8    7.5    N/A      9.8   12/27/1993
Delaware VIP Trend Series                     (17.0)  (17.0)    8.1   11.3    N/A     12.2   12/27/1993
Delaware VIP U.S. Growth Series               (25.9)  (25.9)    N/A    N/A    N/A    (13.5)  11/15/1999
Scudder VIT EAFE Equity Index                 (26.1)  (26.1)   (8.9)   N/A    N/A     (4.0)   8/22/1997
Scudder VIT Equity 500 Index                  (13.8)  (13.8)   (3.2)   N/A    N/A      3.6    10/1/1997
Scudder VIT Small Cap Index                     0.2     0.2     3.7    N/A    N/A      2.5    8/25/1997
Fidelity(R) VIP Contrafund Portfolio          (14.1)  (14.1)   (1.8)   7.9    N/A     13.2     1/3/1995
Fidelity(R) VIP Equity-Income Portfolio        (7.0)   (7.0)    0.9    7.1   11.2      9.7    10/9/1986
Fidelity(R) VIP Growth Portfolio              (19.4)  (19.4)   (1.9)   9.3   11.0     11.3    10/9/1986
Fidelity(R) VIP Overseas Portfolio            (22.6)  (22.6)   (5.1)   0.6    3.7      3.9    1/28/1987
FTVIP Franklin Small Cap                      (16.8)  (16.8)   10.2    7.4    N/A     10.4   10/31/1995
Janus Aspen Aggressive Growth                 (40.7)  (40.7)   (4.5)   4.8    N/A     10.1    9/13/1993
Janus Aspen Balanced                           (6.7)   (6.7)    3.4   11.7    N/A     11.9    9/13/1993
Janus Aspen Worldwide Growth                  (24.1)  (24.1)    0.3    8.7    N/A     13.3    9/13/1993
Lincoln National Aggressive Growth Fund       (34.5)  (34.5)   (4.4)  (0.6)   N/A      3.1     2/3/1994
Lincoln National Bond Fund                      7.1     7.1     3.4    5.0    5.1      8.1   12/28/1981
Lincoln National Capital Appreciation Fund    (27.3)  (27.3)   (5.0)   7.3    N/A      9.6     2/3/1994
Lincoln National Global Asset Allocation Fund  (9.5)   (9.5)   (2.8)   3.6    6.7      6.6     8/3/1987
Lincoln National International Fund           (11.7)  (11.7)   (0.1)   3.1    5.3      4.8     5/1/1991
Lincoln National Money Market Fund              2.0     2.0     3.0    3.0    2.6      4.4     1/7/1982
Lincoln National Social Awareness Fund        (11.2)  (11.2)   (3.3)   7.5   11.0     12.2     5/2/1988
MFS(R) VIT Capital Opportunities Series       (25.1)  (25.1)    0.7    9.4    N/A     10.3    8/14/1996
MFS(R) VIT Emerging Growth Series             (34.9)  (34.9)   (3.9)   6.8    N/A     10.1    7/24/1995
MFS(R) VIT Total Return Series                 (1.9)   (1.9)    4.0    8.0    N/A     10.8     1/3/1995
MFS(R) VIT Utilities Series                   (25.9)  (25.9)   (0.2)   8.2    N/A     12.4     1/3/1995
Neuberger Berman Mid-Cap Growth               (26.0)  (26.0)    0.5    N/A    N/A     12.3    11/3/1997
Neuberger Berman Regency                        N/A     N/A     N/A    N/A    N/A     (1.0)   8/22/2001
Putnam VT Growth & Income                      (8.2)   (8.2)   (1.1)   5.9    9.6     10.6     2/1/1988
Putnam VT Health Sciences                     (21.3)  (21.3)    0.4    N/A    N/A      2.4     5/1/1998
FTVIPT Templeton Growth                        (3.2)   (3.2)    4.6    6.3    N/A      7.9    3/15/1994



The performance figures shown reflect the cost of the I-4Life/SM/ Advantage with the EGMDB death benefit.



Interest Adjustment


The following example illustrates the detailed calculations for a $50,000 deposit into the fixed account with a guaranteed rate of 4.5% for a duration of five years. The intent of the example is to show the effect of the "interest adjustment" and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender (withdrawal) values. Any charges for optional death benefit risks are not taken into account in the example. The effect of the interest adjustment is reflected in the yield rate factor in column (2) and the minimum 3% guarantee is shown under column (4) under the "Surrender Value Calculation". The "Yield Rate Factor Calculation" and "Minimum Value Calculation" contain the explicit calculation of the yield factors and the 3% minimum guarantee respectively. The "Annuity Value Calculation" and "Minimum Value" calculations assume the imposition of the annual $35 account fee, but that fee is waived if the annuity account value at the end of a contract year is $100,000 or more. The results would be slightly different in the states where the annual fee is less than $35.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

Single Premium....................... $50,000
Premium Taxes........................ None
Withdrawals-......................... None
Guaranteed Period.................... 5 years
Guaranteed Interest Rate............. 4.50%
Annuity Date......................... Age 70
Yield Rate A......................... 5.00%
Yield Rate B......................... 6.00% End of contract year 1
                                      5.50% End of contract year 2
                                      5.00% End of contract year 3
                                      4.00% End of contract year 4
Percentage Adjustment to Index Rate B 0.25%

                          SURRENDER VALUE CALCULATION


                                 (3) = (1) X (2)
              (1)     (2)        Adjusted        (4)     (5)        (6)       (7)
              Annuity Yield Rate Annuity         Minimum Greater of Surrender Surrender
Contract Year Value   Factor     Value           Value   (3) & (4)  Charge    Value
------------- ------- ---------- --------------- ------- ---------- --------- ---------
      1...... $52,215  0.953765      $49,801     $51,465  $51,465    $3,500    $47,965
      2...... $54,530  0.978874      $53,378     $52,974  $53,378    $3,000    $50,378
      3...... $56,949  0.995255      $56,678     $54,528  $56,678    $2,500    $54,178
      4...... $59,476  1.007194      $59,904     $56,129  $59,904    $2,000    $57,904
      5...... $62,118    N/A         $62,118     $57,778  $62,118    $1,500    $60,618


                           ANNUITY VALUE CALCULATION

Contract Year
-------------
      1...... $50,000 X 1.045 - $35 = $52,215
      2...... $52,215 X 1.045 - $35 = $54,530
      3...... $54,530 X 1.045 - $35 = $56,949
      4...... $56,949 X 1.045 - $35 = $59,476
      5...... $59,476 X 1.045 - $35 = $62,118

                         SURRENDER CHARGE CALCULATION


Contract Year
------------- SC Factor X Deposit     Surrender Chg
      1......    7% X $50,000     =      $3,500
      2......    6% X $50,000     =      $3,000
      3......    5% X $50,000     =      $2,500
      4......    4% X $50,000     =      $2,000
      5......    3% X $50,000     =      $1,500

                         YIELD RATE FACTOR CALCULATION



                              Adj-
Contract Year Yield A Yield B Yield B N   Result
------------- ------- ------- ------- --- --------
      1......  5.00%   6.00%   6.25%   4  0.953765
      2......  5.00%   5.50%   5.75%   3  0.978874
      3......  5.00%   5.00%   5.25%   2  0.995255
      4......  5.00%   4.00%   4.25%   1  1.007194
      5......  5.00%    N/A     N/A   N/A   N/A



                           MINIMUM VALUE CALCULATION



Contract Year
-------------
      1...... $50,000 X 1.03 - $35 = $51,465
      2...... $51,465 X 1.03 - $35 = $52,974
      3...... $52,974 X 1.03 - $35 = $54,528
      4...... $54,528 X 1.03 - $35 = $56,129
      5...... $56,129 X 1.03 - $35 = $57,778






Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract on the annuity commencement date less any applicable premium tax; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment results of the fund(s) selected. In order to determine the amount of variable annuity payouts, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund.
The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:

(a)The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

(b)A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of age, sex and survival
Lincoln Life may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.




I-4Life/SM/ Advantage for Non-qualified contracts


During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on the valuation date not more than fourteen days prior to the initial regular income date, less any applicable premium taxes, and each regular income payment date thereafter (or each subsequent anniversary of the initial regular income date if levelized payments are selected); (2) the annuity factor for the I-4Life/SM/ Advantage or the Income4Life(R) Solution option selected; and (3) the investment results of the variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of the valuation date no more than fourteen days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the annuity factor. Subsequent regular income payments are determined by dividing the Account Value as of the valuation date not more than fourteen days prior to the regular income payment due date (or each subsequent anniversary of the initial regular income date if levelized payments are selected) by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.



I-4Life/SM/ Advantage annuity factors are based on whether the I-4Life/SM/ Advantage or the Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex(es) of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.



At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.



The assumed interest rate is the measuring point for subsequent regular income payments. Each subsequent regular income payment will fluctuate. If the actual net investment rate (annualized) for the contract exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.



Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.



I-4Life/SM/ Advantage options for IRA contracts



During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of each year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity factor for the I-4Life/SM/ Advantage or Income4Life(R) Solution option selected; and (3) the investment results of the fixed and/or variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the annuity factor. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year. The first regular income payment of a subsequent calendar year will be determined by dividing the Account Value as of December 31 of the year prior by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.





I-4Life/SM/ Advantage annuity factors are based on whether the I-4Life/SM/ Advantage or Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex(es) of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable the 1983 Table "a" Individual Annuity Mortality Table, modified.



At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.



The assumed interest rate is the measuring point for subsequent regular income payments. Regular income payments will be adjusted at the beginning of each calendar year during the Access Period, regardless of whether the Account Value is invested in fixed or variable subaccounts. If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable subaccount, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.



Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.




Advertising and sales
literature

As set forth in the Prospectus, Lincoln Life may refer to the following organizations (and others) in its marketing materials:

A.M. Best's Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which Lincoln Life intends to refer.


EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing over 1,000 companies across 20 different countries.


FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Moody's insurance financial strength rating is an opinion of an insurance company's financial strength and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Morningstar is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.

Standard & Poor's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an in surance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research and Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance.
The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Standard & Poor's 500 Index--A broad-based measurement of U.S. stock-market performance based on the weighted average performance of 500 common stocks of leading company's and leading industries; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.

NASDAQ-OTC Price Index--this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA)--price-weighted average of 30 actively traded blue chip stocks, primarily industrials but currently including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Russell 1000 Index--Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.

Russell 2000 Index--Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest U.S. companies.

Lehman Brothers Aggregate Bond Index--Composed of securities from Lehman Brothers Government/Corpo-rate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.

Lehman Brothers Government/Corporate Bond Index--This is a measurement of the movement of approximately 4,200 corporate, publicly traded, fixed-rate, nonconvertible, domestic debt securities, as well as the domestic debt securities issued by the U.S. government or its agencies.

Lehman Brothers Government Intermediate Bond Index--Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government) with maturities between one and 9.99 years.

Merrill Lynch High Yield Master Index--This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year.

Morgan Stanley Emerging Markets Free Index--A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

Morgan Stanley World Capital International World Index--A market capitalization weighted index composed of companies representative of the market struc- ture of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Morgan Stanley Pacific Basin (Ex-Japan) Index--An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.

Nareit Equity Reit Index--All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

Salomon Brothers World Government Bond (Non US) Index--A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

Salomon Brothers 90 Day Treasury-Bill Index--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

Standard and Poor's Index (S&P 400)--Consists of 400 domestic stocks chosen for market size, liquidity, and industry representations.

Standard and Poor's Utilities Index--The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.

In its advertisements and other sales literature for the VAA and the funds, Lincoln Life intends to illustrate the advantages of the contracts in a number of ways:

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet. An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Additional services

Dollar Cost Averaging (DCA)--You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between 6 and 60 months. Once elected, the program will remain in effect until the earlier of: (1) the annuity commencement date;
(2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written request or by telephone if we have your telephone authorization on file. A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS)--AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending written request to our home office. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and other deductions--Surrender charge.

Portfolio Rebalancing--Portfolio Rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to Lincoln Life. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable account subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by writing Lincoln Life. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.

Cross Reinvestment Program--Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to Lincoln Life or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of over $98 billion and annual consolidated revenues of $6.4 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, mutual funds, managed accounts, institutional investment management and financial planning and advisory services.



Lincoln Life's customers. Sales literature for the VAA and the funds may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of the date of this SAI, Lincoln Life was serving over 17,000 employers and more than 1.5 million individuals.



Lincoln Life's assets, size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, at year-end 2001 Lincoln Life had statutory admitted assets of over $74 billion.


Other information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Financial statements

Financial statements of the VAA and the statutory-basis financial statements of Lincoln Life appear on the following pages.

Lincoln ChoicePlus
Lincoln Life Variable Annuity
Account N Individual Variable Annuity Contract

Home Office:
Lincoln National Life Insurance Company
1300 South Clinton Street



Fort Wayne, IN 46802


www.LincolnRetirement.com




This prospectus describes the individual flexible premium deferred variable annuity contract that is issued by Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and retirement plans qualified under Section 408 of the tax code (IRAs) and Section 408A (Roth
IRA). In the future, we may offer the contract for other qualified plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you may choose to receive a death benefit on the death of the annuitant.


The minimum initial purchase payment for the contract is:

1.$10,000 for a nonqualified plan; and

2.$2,000 for a qualified plan.

Additional purchase payments may be made to the contract and must be at least $100 per payment.


You choose whether your contract value accumulates on a variable or fixed (guaranteed) basis or both. If you put all your purchase payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit transfer amounts from the fixed side of the contract. A Market Value Adjustment (MVA) may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.




All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. If you put all or some of your purchase payments into one or more of the contract's variable options, you take all of the investment risk on the contract value and the retirement income. If the subaccounts you select make money, your contract value goes up; if they lose money, your contract value goes down. How much the contract value goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds are listed below:


AIM Variable Insurance Funds (Series 1 shares):


   AIM V.I. Capital Appreciation Fund*

   AIM V.I Growth Fund

   AIM V.I. International Growth Fund (formerly International Equity Fund)


   AIM V.I. Premier Equity Fund (formerly Value Fund)


Alliance Variable Products Series Fund (Class B):
   Alliance Premier Growth Portfolio
   Alliance Growth and Income Portfolio

   Alliance Growth Portfolio*

   Alliance Technology Portfolio

American Funds Insurance Series (AFIS) (Class 2):
   AFIS Global Small Capitalization Fund
   AFIS Growth Fund
   AFIS International Fund
   AFIS Growth-Income Fund




Delaware VIP Trust (Standard Class) (formerly Delaware Group Premium Funds):


   Delaware VIP Large Cap Value Series (formerly Growth and Income Series)


   Delaware VIP High Yield Series


   Delaware VIP Emerging Markets Series*


   Delaware VIP Select Growth Series*


   Delaware VIP REIT Series


   Delaware VIP Small Cap Value Series


   Delaware VIP Social Awareness Series*


   Delaware VIP Trend Series


Variable Insurance Products Fund (Initial Class):
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Growth Portfolio

   Fidelity VIP Growth Opportunities Portfolio*

   Fidelity VIP Overseas Portfolio



Franklin Templeton Variable Insurance Products Trust   (Class 2):

   FTVIPT Franklin Mutual Shares Securities Fund *


   FTVIPT Franklin Small Cap Fund




   FTVIPT Templeton Growth Securities Fund


   FTVIPT Templeton Foreign Securities Fund (formerly International Securities
     Fund) *

Liberty Variable Investment Trust:

   Newport Tiger Fund *


Lincoln National:
   Bond Fund
   Money Market Fund

MFS(R) Variable Insurance Trust (Initial Class):

   MFS VIT Emerging Growth Series


   MFS VIT Research Series *


   MFS VIT Total Return Series


   MFS VIT Utilities Series



Scudder VIT Funds (formerly Deutsche Asset Management):



   Scudder VIT Equity 500 Index Fund (formerly Deutsche)



* It is currently anticipated that during the fourth quarter of 2002, we will close and replace this investment option. See page 13 for further information.


This Prospectus gives you information about the contract that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that are attached, and keep these prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offence.


You can obtain a current Statement of Additional Information (SAI), dated the same date as this Prospectus about the contracts which has more information. Its terms are made part of this Prospectus. If you have any questions or for a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 7866, Fort Wayne, Indiana 46801, or call 1-888-868-2583. The SAI and other information about Lincoln Life and Account N are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.



May 1, 2002

Table of Contents


                Item                                        Page
                --------------------------------------------
                Special terms                                 3
                --------------------------------------------
                Expense tables                                4
                --------------------------------------------
                Summary                                       8
                --------------------------------------------
                Condensed financial information               9
                --------------------------------------------
                Investment results                           12
                --------------------------------------------
                Financial statements                         12
                --------------------------------------------
                Lincoln National Life Insurance Company      12
                --------------------------------------------
                Variable annuity account (VAA)               12
                --------------------------------------------
                Investments of the variable annuity account  12
                --------------------------------------------
                Charges and other deductions                 16
                --------------------------------------------
                The contracts                                18
                --------------------------------------------
                Annuity Payouts                              27
                --------------------------------------------



                Item                                        Page
                --------------------------------------------
                Fixed side of the contract                   30
                --------------------------------------------
                Federal tax matters                          32
                --------------------------------------------
                Voting rights                                35
                --------------------------------------------
                Distribution of the contracts                36
                --------------------------------------------
                Return privilege                             36
                --------------------------------------------
                State regulation                             36
                --------------------------------------------
                Records and reports                          36
                --------------------------------------------
                Other information                            36
                --------------------------------------------
                Statement of additional information
                Table of contents for Lincoln Life Variable
                Annuity Account N Lincoln ChoicePlus         38
                --------------------------------------------

Special terms

(We have italicized the terms that have special meaning throughout the Prospectus).

Account or variable annuity account (VAA)--The segregated investment account, Account N, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit--A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant--The person upon whose life the annuity benefit payments are based and made to after the annuity commencement date.

Annuity commencement date--The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout--An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis or a combination of both.

Annuity unit--A measure used to calculate the amount of annuity payouts after the annuity commencement date. See Annuity payouts.

Beneficiary--The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner)--The person who has the ability to exercise the rights within the contract (e.g., decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value--At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year--Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit--An amount payable to your designated beneficiary if the owner dies before the annuity commencement date. An Estate Enhancement Benefit Rider may be available.

Free amount--The amount that can be withdrawn each contract year without incurring a surrender charge. The free amount is equal to 15% of the total Purchase Payments.


I-4Life/SM/ Advantage--An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period, earlier version called Income4Life(R) Solution.


Lincoln Life (we, us, our)--The Lincoln National Life Insurance Company.

Purchase payments--Amounts paid into the contract.

Subaccount--The portion of the VAA that reflects investments in accumulation and annuity units of a particular fund available under the contracts.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (currently, 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables

Summary of contractowner expenses:

   The maximum surrender charge (contingent deferred sales charge) as a percentage of purchase payments surrendered/withdrawn: 7%

Account fee:  $35
Transfer fee:  $10

The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and other deductions--Surrender charge.


A market value adjustment (MVA) may be applied to the amount being withdrawn, surrendered or transferred from the fixed account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment and Regular income under I-4Life/SM/ Advantage for IRAs) from a fixed account guaranteed period amount. See Fixed side of the contract.


The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year.

The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $10 fee for the 13th and each additional transfer during any contract year. Automatic dollar-cost averaging, portfolio rebalancing, and cross-reinvestment transfers are not included as transfers for purposes of calculating the transfer fee.

--------------------------------------------------------------------------------
Account N annual expenses for Lincoln ChoicePlus subaccounts:
(as a percentage of average daily net assets)

                                                           With Estate Enhancement Without
                                                           Benefit Rider (EEB)     EEB
                                                           ----------------------- -------
Mortality and expense risk charge                                   1.45%           1.25%
Administrative charge                                                .15%            .15%

                                                                    -----           -----
Total annual charge for each Lincoln ChoicePlus subaccount          1.60%           1.40%


Fund Annual expenses of the funds for the year ended December 31, 2001:

(as a percentage of each fund's average net assets):



                                                      Management                    Other Expenses      Total Expenses
                                                      Fees (after any               (after any          (after any
                                                      waivers/            12b-1     waivers/            waivers/
                                                      reimbursements) +   Fees  +   reimbursements) =   reimbursements)
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund (Series I Shares)       0.61%          0.00%          0.24%               0.85%
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series I Shares)                     0.62%          0.00%          0.26%               0.88%
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund (Series I Shares)       0.73%          0.00%          0.32%               1.05%
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund (Series I Shares)             0.60%          0.00%          0.25%               0.85%
-----------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio (class B)                1.00%          0.25%          0.04%               1.29%
-----------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income Portfolio (class B)             0.63%          0.25%          0.04%               0.92%
-----------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio (class B)                        0.75%          0.25%          0.11%               1.11%
-----------------------------------------------------------------------------------------------------------------------
Alliance Technology Portfolio (class B)                    1.00%          0.25%          0.08%               1.33%
-----------------------------------------------------------------------------------------------------------------------
AFIS Global Small Capitalization Fund (class 2)            0.80%          0.25%          0.03%               1.08%
-----------------------------------------------------------------------------------------------------------------------
AFIS Growth Fund (class 2)                                 0.37%          0.25%          0.01%               0.63%
-----------------------------------------------------------------------------------------------------------------------
AFIS International Fund (class 2)                          0.55%          0.25%          0.06%               0.86%
-----------------------------------------------------------------------------------------------------------------------
AFIS Growth-Income Fund (class 2)                          0.33%          0.25%          0.02%               0.60%
-----------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series (Standard
 class)/1/                                                 0.60%          0.00%          0.08%               0.68%
-----------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series (Standard class)/1/         0.65%          0.00%          0.14%               0.79%
-----------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series (Standard
 class)/1/                                                 1.25%          0.00%          0.20%               1.45%
-----------------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth Series (Standard class)/1/      0.75%          0.00%          0.13%               0.88%
-----------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series (Standard class)/1/               0.75%          0.00%          0.14%               0.89%
-----------------------------------------------------------------------------------------------------------------------

                                                           Management                    Other Expenses      Total Expenses
                                                           Fees (after any               (after any          (after any
                                                           waivers/            12b-1     waivers/            waivers/
                                                           reimbursements) +   Fees  +   reimbursements) =   reimbursements)
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series (Standard
 class)/1/                                                      0.75%          0.00%          0.11%               0.86%
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Social Awareness Series (Standard
 class)/1/                                                      0.75%          0.00%          0.10%               0.85%
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series (Standard class)/1/                   0.74%          0.00%          0.16%               0.90%
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio (Initial class)/2/      0.48%          0.00%          0.10%               0.58%
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio (Initial class)/2/             0.58%          0.00%          0.10%               0.68%
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio (Initial class)/2/           0.73%          0.00%          0.19%               0.92%
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio (Initial
 class)/2/                                                      0.58%          0.00%          0.11%               0.69%
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap Fund (class 2)/3/                     0.53%          0.25%          0.23%               1.01%
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Mutual Shares Securities Fund
 (class 2)                                                      0.60%          0.25%          0.19%               1.04%
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund
 (class 2)/4/                                                   0.80%          0.25%          0.05%               1.10%
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Foreign Securities Fund (class 2)/3/           0.69%          0.25%          0.21%               1.15%
----------------------------------------------------------------------------------------------------------------------------
Liberty Variable Trust Newport Tiger Fund                       0.90%          0.00%          0.41%               1.31%
----------------------------------------------------------------------------------------------------------------------------
Lincoln National Bond Fund                                      0.42%          0.00%          0.11%               0.53%
----------------------------------------------------------------------------------------------------------------------------
Lincoln National Money Market Fund                              0.45%          0.00%          0.09%               0.54%
----------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Emerging Growth Series (Initial
 class)/5/                                                      0.75%          0.00%          0.12%               0.87%
----------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Research Series (Initial class)/5/        0.75%          0.00%          0.15%               0.90%
----------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Total Return Series (Initial
 class)/5/                                                      0.75%          0.00%          0.14%               0.89%
----------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Utilities Series (Initial class)/5/       0.75%          0.00%          0.18%               0.93%
----------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index/6/                                 0.20%          0.00%          0.10%               0.30%
----------------------------------------------------------------------------------------------------------------------------



(1)For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85% REIT, Select Growth, Small Cap Value, Social Awareness, and Trend; 0.80% Large Cap Value, and High Yield and 1.50% Emerging Markets Series. Without such an arrangement, the total operating expenses would have been 0.73% Large Cap Value for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, Delaware Management Company has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95% REIT, Small Cap Value, Trend; 0.90% Select Growth; 0.85% Social Awareness; 0.80% Large Cap Value, High Yield; and 1.50% Emerging Markets. The expenses in the table have been restated to reflect the waiver and/or reimbursement in effect from May 1, 2002 through April 30, 2003.


(2)Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a por- tion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details.


(3)The manager had agreed in advance to make an estimated reduction of 0.08% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. Without this reduction, total expenses would have been 1.09% for the Small Cap Fund and 1.23% for the Foreign Securities Fund.


(4)The Fund administration fee is paid indirectly through the management fee.


(5)Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Expenses" would be lower for certain series and would equal: 0.86% for Emerging Growth Series; 0.89% for Research Series; 0.88% for Total Return Series; and 0.92% for Utilities Series.


(6)Under the Advisory Agreement with Deutsche Asset Management, Inc. (the "Advisor"), the fund will pay an advisory fee. This fee is accrued daily and paid monthly. The advisor has voluntarily undertaken to waiver its fee and to reimburse the funds for certain expenses so that the fund's total operating expenses will not exceed 0.30% for the

   Equity 500 Index Fund. Without the reimbursement to the fund total expenses would have been 0.31% for the Equity 500 Index Fund. These reimbursements will be terminated no earlier than December 31, 2002.


EXAMPLES
(expenses of the subaccounts and the funds)

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

These Examples assume that fee waivers/reimbursements will continue for the length of time shown in the Examples.

                                                               1 year 3 years 5 years 10 years
----------------------------------------------------------------------------------------------
AFIS Global Small Capitalization Fund (Class 2)                 $ 98   $136    $176     $309
----------------------------------------------------------------------------------------------
AFIS Growth Fund (Class 2)                                        93    122     154      265
----------------------------------------------------------------------------------------------
AFIS Growth-Income Fund (Class 2)                                 93    121     152      262
----------------------------------------------------------------------------------------------
AFIS International Fund (Class 2)                                 96    129     165      288
----------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund (Series I)                     96    129     165      287
----------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series I)                                   96    130     166      290
----------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund (Series I)                     98    135     174      306
----------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund (Series I)                           96    129     165      287
----------------------------------------------------------------------------------------------
Alliance Growth and Income Portfolio (Class B)                    96    131     168      293
----------------------------------------------------------------------------------------------
Alliance Growth Portfolio (Class B)                               98    137     177      312
----------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio (Class B)                      100    142     186      329
----------------------------------------------------------------------------------------------
Alliance Technology Portfolio (Class B)                          100    143     188      333
----------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series (Standard Class)            102    147     194      344
----------------------------------------------------------------------------------------------
Delaware VIP High Yield Series (Standard Class)                   95    127     162      281
----------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series (Standard Class)              94    124     156      270
----------------------------------------------------------------------------------------------
Delaware VIP REIT Series (Standard Class)                         96    130     167      291
----------------------------------------------------------------------------------------------
Delaware VIP Select Growth Series (Standard Class)                96    130     166      290
----------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series (Standard Class)              96    129     165      288
----------------------------------------------------------------------------------------------
Delaware VIP Social Awareness Series (Standard Class)             96    129     165      287
----------------------------------------------------------------------------------------------
Delaware VIP Trend Series (Standard Class)                        96    130     167      292
----------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio (Initial Class)           93    121     151      260
----------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio (Initial Class)    94    124     157      271
----------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio (Initial Class)                  94    124     156      270
----------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio (Initial Class)                96    131     168      293
----------------------------------------------------------------------------------------------
FTVIPT Franklin Mutual Shares Securities Fund (Class 2)           98    134     174      305
----------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap Fund (Class 2)                          97    134     173      302
----------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund (Class 2)                 98    136     177      311
----------------------------------------------------------------------------------------------
FTVIPT Templeton Foreign Securities Fund (Class 2)                99    138     179      316
----------------------------------------------------------------------------------------------
Liberty Variable Trust Newport Tiger Fund                        100    142     187      331
----------------------------------------------------------------------------------------------
Lincoln National Bond Fund                                        92    119     148      254
----------------------------------------------------------------------------------------------
Lincoln National Money Market Fund                                93    119     149      255
----------------------------------------------------------------------------------------------
MFS(R) VIT Emerging Growth Series (Initial Class)                 96    129     166      289
----------------------------------------------------------------------------------------------
MFS(R) VIT Research Series (Initial Class)                        96    130     167      292
----------------------------------------------------------------------------------------------
MFS(R) VIT Total Return Series (Initial Class)                    96    130     167      291
----------------------------------------------------------------------------------------------
MFS(R) VIT Utilities Series (Initial Class)                       96    131     169      294
----------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index                                      90    112     137      231
----------------------------------------------------------------------------------------------

If you do not surrender your contract, or if you annuitize, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return.


These Examples assume that fee waivers/reimbursements will continue for the length of time shown in the Examples.


                                                                         1 year     3 years     5 years     10 years
--------------------------------------------------------------------------------------------------
    AFIS Global Small Capitalization Fund (Class 2)                     $28         $86        $146         $309
--------------------------------------------------------------------------------------------------
    AFIS Growth Fund (Class 2)                                           23          72         124          265
--------------------------------------------------------------------------------------------------
    AFIS Growth-Income Fund (Class 2)                                    23          71         122          262
--------------------------------------------------------------------------------------------------
    AFIS International Fund (Class 2)                                    26          79         135          288
--------------------------------------------------------------------------------------------------
    AIM V.I. Capital Appreciation Fund (Series I)                        26          79         135          287
--------------------------------------------------------------------------------------------------
    AIM V.I. Growth Fund (Series I)                                      26          80         136          290
--------------------------------------------------------------------------------------------------
    AIM V.I. International Growth Fund (Series I)                        28          85         144          306
--------------------------------------------------------------------------------------------------
    AIM V.I. Premier Equity Fund (Series I)                              26          79         135          287
--------------------------------------------------------------------------------------------------
    Alliance Growth and Income Portfolio (Class B)                       26          81         138          293
--------------------------------------------------------------------------------------------------
    Alliance Growth Portfolio (Class B)                                  28          87         147          312
--------------------------------------------------------------------------------------------------
    Alliance Premier Growth Portfolio (Class B)                          30          92         156          329
--------------------------------------------------------------------------------------------------
    Alliance Technology Portfolio (Class B)                              30          93         158          333
--------------------------------------------------------------------------------------------------
    Delaware VIP Emerging Markets Series (Standard Class)                32          97         164          344
--------------------------------------------------------------------------------------------------
    Delaware VIP High Yield Series (Standard Class)                      25          77         132          281
--------------------------------------------------------------------------------------------------
    Delaware VIP Large Cap Value Series (Standard Class)                 24          74         126          270
--------------------------------------------------------------------------------------------------
    Delaware VIP REIT Series (Standard Class)                            26          80         137          291
--------------------------------------------------------------------------------------------------
    Delaware VIP Select Growth Series (Standard Class)                   26          80         136          290
--------------------------------------------------------------------------------------------------
    Delaware VIP Small Cap Value Series (Standard Class)                 26          79         135          288
--------------------------------------------------------------------------------------------------
    Delaware VIP Social Awareness Series (Standard Class)                26          79         135          287
--------------------------------------------------------------------------------------------------
    Delaware VIP Trend Series (Standard Class)                           26          80         137          292
--------------------------------------------------------------------------------------------------
    Fidelity(R) VIP Equity-Income Portfolio (Initial Class)              23          71         121          260
--------------------------------------------------------------------------------------------------
    Fidelity(R) VIP Growth Opportunities Portfolio (Initial Class)       24          74         127          271
--------------------------------------------------------------------------------------------------
    Fidelity(R) VIP Growth Portfolio (Initial Class)                     24          74         126          270
--------------------------------------------------------------------------------------------------
    Fidelity(R) VIP Overseas Portfolio (Initial Class)                   26          81         138          293
--------------------------------------------------------------------------------------------------
    FTVIPT Franklin Mutual Shares Securities Fund (Class 2)              28          84         144          305
--------------------------------------------------------------------------------------------------
    FTVIPT Franklin Small Cap Fund (Class 2)                             27          84         143          302
--------------------------------------------------------------------------------------------------
    FTVIPT Templeton Growth Securities Fund (Class 2)                    28          86         147          311
--------------------------------------------------------------------------------------------------
    FTVIPT Templeton Foreign Securities Fund (Class 2)                   29          88         149          316
--------------------------------------------------------------------------------------------------
    Liberty Variable Trust Newport Tiger Fund                            30          92         157          331
--------------------------------------------------------------------------------------------------
    Lincoln National Bond Fund                                           22          69         118          254
--------------------------------------------------------------------------------------------------
    Lincoln National Money Market Fund                                   23          69         119          255
--------------------------------------------------------------------------------------------------
    MFS(R) VIT Emerging Growth Series (Initial Class)                    26          79         136          289
--------------------------------------------------------------------------------------------------
    MFS(R) VIT Research Series (Initial Class)                           26          80         137          292
--------------------------------------------------------------------------------------------------
    MFS(R) VIT Total Return Series (Initial Class)                       26          80         137          291
--------------------------------------------------------------------------------------------------
    MFS(R) VIT Utilities Series (Initial Class)                          26          81         139          294
--------------------------------------------------------------------------------------------------
    Scudder VIT Equity 500 Index                                         20          62         107          231
--------------------------------------------------------------------------------------------------

The Expense Tables reflect expenses of the VAA as well as expenses of the funds. We provide these examples to help you understand the direct and indirect costs and expenses of the contract. These Examples assume that fee waivers/reimbursements will continue for the length of time shown in the Examples. For more information, see Charges and other deductions in this Prospectus, and in the Prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples.

Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The Contracts--I-4Life/SM/ Advantage for IRA contracts and annuity payouts--including I-4Life/SM/ Advantage (non-qualified annuity contracts only). These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary


What kind of contract am I buying? It is an individual annuity contract between you and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See The contracts. The contract and certain riders, benefits, service features and enhancements, may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state-specific provision. Please check with your investment representative regarding their availability.


What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account (VAA).

What are my investment choices? Based upon your instruction, the VAA applies purchase payments to buy shares in one or more of the investment options: See Investments of the variable annuity account--Description of Funds.

Who invests purchase payments? Several different investment advisers manage the investment options. See Investments of the variable annuity account--Investment advisers.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you later decide to receive retirement income payments, your accumulation units are converted to annuity units. Your retirement income payments will be based on the number of annuity units you received and the value of each annuity unit on payout days. See Charges and other deductions--
 The contracts.

What charges do I pay under contract? If you withdraw contract value, you pay a surrender or withdrawal charge which may range from 0% to 7% of the surrendered or withdrawn Purchase Payments, depending upon how many contract years those payments have been in the contract. We may waive surrender charges in certain situations. See Charges and other deductions--Surrender charge.

We charge an account fee of $35 per contract year if the contract value is less than $100,000.

We reserve the right to charge a $10 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging and automatic rebalancing program transfers.

The surrender or transfer of value from a fixed account guaranteed period may be subject to a market value adjustment (MVA). See Fixed side of the contract.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.


We apply a charge to the daily net asset value of the VAA. This charge consists of a mortality and expense risk charge equal to an annual rate of 1.25%, and if the EEB Rider is in effect 1.45%. There is an administrative charge of 0.15% in addition to both of the above mortality and expense risk charge. See charges and other deductions.


The fund's investment management fees, expenses and expense limitations, if applicable, are more fully described in the Prospectuses for the funds.


Charges may also be imposed during the regular income or annuity payout period, including if you elect I-4Life/SM/ Advantage. See The contracts and annuity payouts.



For more information about the compensation we pay for sales of the contracts, see The Contracts--Commissions.


What purchase payments do I make, and how often? Subject to minimum and maximum purchase payment amounts, your purchase payments are completely flexible. See--The contracts--Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts--Annuity Options.

Remember that participants in the VAA benefit from any gain, and take a risk of any loss in the value of the securities in the funds' portfolios.


What is I-4Life/SM/ Advantage? I-4Life/SM/ Advantage is an income program that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the I-4Life/SM/ Advantage payout phase, based on the I-4Life/SM/ Advantage death benefit you choose.



What happens if I die before I annuitize? Your beneficiary will receive the enhanced guaranteed minimum death benefit or the EEB Rider, depending on which death benefit is in effect at the time of your death. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts--Death benefit and see I-4Life/SM/ Advantage (IRA).


May I transfer contract value among variable options and between the fixed side and variable side of the contract? Yes, with certain limits. See The contracts--Transfers between subaccounts on or before the annuity commencement date; Transfers after the annuity commencement date; and Transfers to and from a Fixed Account on or before the annuity commencement date.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts--Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or withdrawal may also be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first received the contract. You need to return the contract, postage prepaid, to our home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return privilege.

Condensed financial information

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the Lincoln ChoicePlus subaccounts for the following periods ended December 31, come from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.


                                                                                             With      Without
                                                                  *1998    1999    2000       EEB          EEB
--------------------------------------------------------------------------------------------------------------
AFIS Global Small Capitalization Fund Accumulation unit value
.. Beginning of period..........................................     N/A     N/A $10.000   $10.000       $6.920
.. End of period................................................                   6.920**  11.134/(2)/   5.946
Number of accumulation units
.. End of period (000s omitted).................................                     687         2        1,070
--------------------------------------------------------------------------------------------------------------
AFIS Growth Fund Accumulation unit value
.. Beginning of period..........................................     N/A     N/A $10.000   $10.000       $9.691
.. End of period................................................                   9.691**  10.820/(2)/   7.821
Number of accumulation units
.. End of period (000s omitted).................................                   2,861        20        7,187
--------------------------------------------------------------------------------------------------------------
AFIS Growth-Income Fund Accumulation unit value
.. Beginning of period..........................................     N/A     N/A $10.000   $10.000      $11.279
.. End of period................................................                  11.279**  10.535/(2)/  11.407
Number of accumulation units
.. End of period (000s omitted).................................                   1,269        48        4,314
--------------------------------------------------------------------------------------------------------------
AFIS International Fund Accumulation unit value
.. Beginning of period..........................................     N/A     N/A $10.000   $10.000       $6.845
.. End of period................................................                   6.845**  10.224/(2)/   5.407
Number of accumulation units
.. End of period (000s omitted).................................                   1,914         3        3,660
--------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund Accumulation unit value
.. Beginning of period..........................................     N/A     N/A $10.000   $10.000       $8.346
.. End of period................................................                   8.346**  11.723/(3)/   6.314
Number of accumulation units
.. End of period (000s omitted).................................                   1,155         3        2,028
--------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund Accumulation unit value
.. Beginning of period.......................................... $10.000 $11.112 $14.816   $10.000      $11.616
.. End of period................................................  11.112  14.816  11.616    10.683/(3)/   7.573
Number of accumulation units
.. End of period (000s omitted).................................      25   1,650   3,056         4        3,117
--------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund Accumulation unit value
.. Beginning of period.......................................... $10.000 $10.278 $15.710   $10.000      $11.401
.. End of period................................................  10.278  15.710  11.401    10.620/(1)/   8.597
Number of accumulation units
.. End of period (000s omitted).................................       7     686   1,579         0        1,503
--------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund Accumulation unit value
.. Beginning of period.......................................... $10.000 $10.937 $14.003   $10.000      $11.786
.. End of period................................................  10.937  14.003  11.786    10.570/(2)/  10.162
Number of accumulation units
.. End of period (000s omitted).................................      37   3,157   5,998         9        6,509
--------------------------------------------------------------------------------------------------------------
Alliance VP Growth Portfolio Accumulation unit value
.. Beginning of period..........................................     N/A     N/A $10.000   $10.000       $8.652
.. End of period................................................                   8.652**  11.975/(1)/   6.514
Number of accumulation units
.. End of period (000s omitted).................................                     308         0          652
--------------------------------------------------------------------------------------------------------------
Alliance VP Growth and Income Portfolio Accumulation unit value
.. Beginning of period..........................................     N/A     N/A $10.000   $10.000       12.485
.. End of period................................................                  12.485**  10.350/(2)/  12.330
Number of accumulation units
.. End of period (000s omitted).................................                     763        12        2,870
--------------------------------------------------------------------------------------------------------------
Alliance VP Premier Growth Portfolio Accumulation unit value
.. Beginning of period..........................................     N/A     N/A $10.000   $10.000       $8.941
.. End of period................................................                   8.941**  11.007/(2)/   7.282
Number of accumulation units
.. End of period (000s omitted).................................                     903         3        1,902
--------------------------------------------------------------------------------------------------------------

                                                                                                      2001
                                                                                                 With      Without
                                                                      *1998    1999    2000       EEB          EEB
------------------------------------------------------------------------------------------------------------------
Alliance VP Technology Portfolio Accumulation unit value
.. Beginning of period..............................................     N/A     N/A $10.000   $10.000      $ 6.961
.. End of period....................................................                   6.961**  12.876/(1)/   5.117
Number of accumulation units
.. End of period (000's omitted)....................................                   1,904         0        2,652
------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series Accumulation unit value
.. Beginning of period.............................................. $10.000  $9.970  $9.575   $10.000       $7.902
.. End of period....................................................   9.970   9.575   7.902    10.331/(1)/   7.472
Number of accumulation units
.. End of period (000's omitted)....................................      41     637     961         0        1,213
------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series Accumulation unit value
.. Beginning of period.............................................. $10.000  $9.268 $13.551   $10.000      $10.208
.. End of period....................................................   9.268  13.551  10.208    11.484/(3)/  10.598
Number of accumulation units
.. End of period (000's omitted)....................................       2      99     176         0          186
------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series
Accumulation unit value
.. Beginning of period.............................................. $10.000 $10.021  $9.580   $10.000      $10.517
.. End of period....................................................  10.021   9.580  10.517    10.327/(2)/   9.968
Number of accumulation units
.. End of period (000's omitted)....................................      23     806   1,148         4        1,478
------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series Accumulation unit value
.. Beginning of period.............................................. $10.000 $10.119  $9.718   $10.000      $12.585
.. End of period....................................................  10.119   9.718  12.585    10.734/(3)/  13.501
Number of accumulation units
.. End of period (000's omitted)....................................       9      73     296         2          610
------------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth Series Accumulation unit value
.. Beginning of period..............................................     N/A     N/A $10.000   $10.000       $7.221
.. End of period....................................................                   7.221**  12.223/(1)/   5.427
Number of accumulation units
.. End of period (000's omitted)....................................                   1,449         0        2,187
------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series Accumulation unit value
.. Beginning of period.............................................. $10.000 $10.489  $9.841   $10.000      $11.468
.. End of period....................................................  10.489   9.841  11.468    10.992/(2)/  12.648
Number of accumulation units
.. End of period (000's omitted)....................................      17     319     625         3        1,319
------------------------------------------------------------------------------------------------------------------
Delaware VIP Social Awareness Series Accumulation unit value
.. Beginning of period.............................................. $10.000 $10.659 $11.870   $10.000      $10.607
.. End of period....................................................  10.659  11.870  10.607    11.535/(1)/   9.462
Number of accumulation units
.. End of period (000's omitted)....................................      55     611     715         0          635
------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series Accumulation unit value
.. Beginning of period.............................................. $10.000 $10.854 $18.224   $10.000      $16.751
.. End of period....................................................  10.854  18.244  16.751    11.350/(2)/  13.984
Number of accumulation units
.. End of period (000's omitted)....................................       7     878   3,206         5        3,573
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio Accumulation unit value
.. Beginning of period.............................................. $10.000 $10.101 $10.588   $10.000      $11.320
.. End of period....................................................  10.101  10.588  11.320    10.304/(2)/  10.609
Number of accumulation units
.. End of period (000's omitted)....................................      37   1,473   2,578         6        3,121
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio Accumulation unit value
.. Beginning of period.............................................. $10.000 $10.605 $14.360   $10.000      $12.605
.. End of period....................................................  10.605  14.360  12.605    11.426/(3)/  10.236
Number of accumulation units
.. End of period (000's omitted)....................................      43   2,654   4,708         2        4,843
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio Accumulation unit value
.. Beginning of period.............................................. $10.000 $10.106 $14.210   $10.000      $11,335
.. End of period....................................................  10.106  14.210  11.335    10.871/(3)/   8.811
Number of accumulation units
.. End of period (000's omitted)....................................      13     628   1,062         0          897
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio Accumulation unit value
.. Beginning of period.............................................. $10.000 $10.389 $10.677   $10.000       $8.732
.. End of period....................................................  10.389  10.677   8.732    11.350/(1)/   7.369
Number of accumulation units
.. End of period (000's omitted)....................................      64   1,770   2,468         0        2,188
------------------------------------------------------------------------------------------------------------------

                                                                                                        2001
                                                                                                   With      Without
                                                                        *1998    1999    2000       EEB          EEB
--------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap Fund Accumulation unit value
.. Beginning of period................................................     N/A     N/A $10.000   $10.000       $7.540
.. End of period......................................................                   7.540**  12.298/(1)/   6.301
Number of accumulation units
.. End of period (000's omitted)......................................                     834         4        1,471
--------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Mutual Shares Securities Fund Accumulation unit value
.. Beginning of period................................................     N/A     N/A $10.000   $10.000      $12.112
.. End of period......................................................                  12.112**  10.066/(2)/  12.785
Number of accumulation units
.. End of period (000's omitted)......................................                     153         9        1,130
--------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund Accumulation unit value
.. Beginning of period................................................     N/A     N/A $10.000   $10.000      $11.029
.. End of period......................................................                  11.029**  11.172/(1)/  10.733
Number of accumulation units
.. End of period (000's omitted)......................................                     155         2          376
--------------------------------------------------------------------------------------------------------------------
FTVITP Templeton Foreign Securities Fund Accumulation unit value
.. Beginning of period................................................     N/A     N/A $10.000   $10.000      $10.016
.. End of period......................................................                  10.016**  10.882/(1)/   8.296
Number of accumulation units
.. End of period (000's omitted)......................................                     217         0          450
--------------------------------------------------------------------------------------------------------------------
Liberty Variable Trust Newport Tiger Fund Accumulation unit value
.. Beginning of period................................................ $10.000  $9.923 $16.441   $10.000      $13.678
.. End of period......................................................   9.923  16.441  13.678    10.573/(2)/  10.995
Number of accumulation units
.. End of period (000's omitted)......................................       2     186     479         0          428
--------------------------------------------------------------------------------------------------------------------
Lincoln National Bond Fund Accumulation unit value
.. Beginning of period................................................ $10.000 $10.095  $9.631   $10.000      $10.530
.. End of period......................................................  10.095   9.631  10.530    10.101/(2)/  11.334
Number of accumulation units
.. End of period (000's omitted)......................................      46   1,260   2,348        15        5,439
--------------------------------------------------------------------------------------------------------------------
Lincoln National Money Market Fund Accumulation unit value
.. Beginning of period................................................ $10.000 $10.034 $10.364   $10.000      $10.840
.. End of period......................................................  10.034  10.364  10.840    10.029/(2)/  11.119
Number of accumulation units
.. End of period (000's omitted)......................................     348   1,721   2,790        27        5,801
--------------------------------------------------------------------------------------------------------------------
MFS VT Emerging Growth Series Accumulation unit value
.. Beginning of period................................................ $10.000 $11.242 $19.557   $10.000      $15.504
.. End of period......................................................  11.242  19.557  15,504    12.135/(1)/  10.169
Number of accumulation units
.. End of period (000's omitted)......................................       6   1,212   2,396         0        2,292
--------------------------------------------------------------------------------------------------------------------
MFS VIT Research Series Accumulation unit value
.. Beginning of period................................................ $10.000 $10.586 $12.928   $10.000      $12.130
.. End of period......................................................  10.586  12.928  12.130    11.136/(3)/   9.419
Number of accumulation units
.. End of period (000's omitted)......................................       8     631   1,219         0        1,471
--------------------------------------------------------------------------------------------------------------------
MFS VIT Total Return Series Accumulation unit value
.. Beginning of period................................................ $10.000 $10.136 $10.303   $10.000      $11.787
.. End of period......................................................  10.136  10.303  11.787    10.288/(2)/  11.652
Number of accumulation units
.. End of period (000's omitted)......................................      51   1,271   2,206        12        3,653
--------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Series Accumulation unit value
.. Beginning of period................................................ $10.000 $10.244 $13.213   $10.000      $13.950
.. End of period......................................................  10.244  13.213  13.950     9.375/(2)/  10.426
Number of accumulation units
.. End of period (000's omitted)......................................      67   1,277   3,278         3        3,697
--------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund Accumulation unit value
.. Beginning of period................................................ $10.000 $10.353 $12.299   $10.000      $11.008
.. End of period......................................................  10.353  12.299  11.008    10.491/(2)/   9.533
Number of accumulation units
.. End of period (000's omitted)......................................      91   3,772   5,910        12        6,274
--------------------------------------------------------------------------------------------------------------------

*These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts (November 20, 1998) through December 31, 1998.
**These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts (February 22, 2000) through December 31, 2000.

(1) Commenced business on 9/19/01 with an initial unit value of $10.


(2) Commenced business on 9/10/01 with an initial unit value of $10.


(3) Commenced business on 9/17/01 with an initial unit value of $10.




All numbers less than 1,000 were rounded down to zero.

Investment results


At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and adver-tisements. The results will be calculated on a total return basis for various periods, with or without contin-gent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The Money Market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.


The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance. See the SAI for further information.

Financial statements

The financial statements of the VAA and the statutory-basis financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-888-868-2583.


The Lincoln National Life Insurance Co.



The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.


Variable annuity account (VAA)


On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. Lincoln Life is the issuer of the contracts and obligations set forth in the contract, other than those of the contractowner, are Lincoln Life's. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.



The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this Prospectus. The other annuity contracts supported by the VAA invest in the same portfolios of the fund as the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.


Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The fund is required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment advisers
The investment advisers of the funds are:

AIM Variable Insurance Funds ("AIM V.I. Funds"), managed by AIM Advisors, Inc.

Alliance Variable Products Series Fund is managed by Alliance Capital Management, L.P.

American Funds Insurance Series is managed by Capital Research and Management Company.




Delaware VIP Trust ("Delaware VIP"), managed by Delaware Management Company. The Emerging Markets Series is managed by Delaware International Advisers Ltd.


Variable Insurance Products Fund ("Fidelity VIP") managed by Fidelity Management & Research Company.


Franklin Templeton Variable Insurance Products Trust--FTVIPT Franklin Small Cap is managed by Franklin Advisers, Inc.; FTVIPT Mutual Shares Securities is managed by Franklin Mutual Advisers, LLC; FTVIPT Templeton Growth Securities is managed by Templeton Global Advisors Limited; FTVIPT Templeton Foreign Securities is managed by Templeton Investment Counsel, LLC.


Liberty Variable Investment Trust ("Liberty Variable Trust") managed by Liberty Advisory Series Corp., and sub-advised by Newport Fund Management, Inc.

Lincoln National Bond Fund, Inc., and Lincoln National Money Market Fund, Inc., managed by Delaware Management Company*


MFS--Variable Insurance Trust ("MFS Variable Trust") managed by Massachusetts Financial Services Company.


Scudder VIT Funds managed by Deutsche Asset Management Inc.



*Delaware Management Company is a series of Delaware Management Business Trust, a registered investment adviser. Prior to May 1, 2002, the Fund was advised by Delaware Lincoln Investment Advisers, which is another series of the Trust and part of the same investment advisory firm.


As compensation for their services to the fund, the investment advisers receive a fee from the fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under the Purchase and Redemption of Shares, in the Prospectus for the fund.


With respect to a fund, the adviser and/or distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from funds. Some funds may compensate us more than other funds. It is anticipated that such compensation will be based on assets of the particular Fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate). As of the date of this Prospectus, we were receiving compensation from each fund company.


The funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies (mixed funding) issued through separate accounts of Lincoln Life and other life insurance companies (shared funding). The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. Nevertheless, the fund's Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.

Description of the funds
Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser.



We currently anticipate closing and replacing the following funds during the fourth quarter of 2002.



       AIM VI Capital Appreciation
       Fund with                         AFIS Growth Fund-Class 2
       Alliance VPS Growth Portfolio-
        Class B with                     AFIS Growth Fund-Class 2
       Delaware VIP Emerging Markets
        Series-Standard Class with       AFIS International Fund-Class 2
       Delaware VIP Select Growth
        Series-Standard Class with       AFIS Growth Fund-Class 2
       Fidelity Growth Opportunities     Scudder VIT Equity 500 Index
        Portfolio-Initial Class with     Fund
       FTVIPT Franklin VIP Mutual
        Shares Securities Fund-Class 2   AFIS Growth-Income Fund-
        with                             Class 2
       MFS Research Series-Initial Class
        with                             AFIS Growth Fund-Class 2
       Newport Tiger Fund with           AFIS International Fund-Class 2
       FTVIPT Franklin VIT Templeton
        Foreign Securities Fund Class 2
        with                             AFIS International Fund-Class 2



We also currently anticipate closing and replacing the PE fund Delaware VIP Social Awareness Series during the fourth quarter of 2002. We will provide information regarding the new fund that will replace this fund once that information becomes available.


Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current Prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM V.I. Capital Appreciation Fund: Seeks growth of capital through investment in common stocks.


AIM V.I. Growth Fund: Seeks growth of capital.



AIM V.I. International Growth Fund: Seeks to provide long-term growth of capital.



AIM V.I. Premier Equity: Seeks to achieve long-term growth of capital. Income is a secondary objective.


Alliance Premier Growth Portfolio: Seeks long-term growth of capital by pursuing aggressive investment policies. The portfolio invests predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Alliance Growth and Income Portfolio: Seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The portfolio also may invest in fixed-income securities and convertible securities.

Alliance Growth Portfolio: Seeks to provide long-term growth of capital. Current income is only an incidental consideration. The portfolio invests primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

Alliance Technology Portfolio: Seeks to emphasize growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).

AFIS Global Small Capitalization Fund: Seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

AFIS Growth Fund: Seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

AFIS International Fund: Seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

AFIS Growth-Income Fund: Seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.




Delaware VIP Large Cap Value Series: Seeks capital appreciation with current income as a secondary objective. Under normal circumstances, at least 80% of the Series' net assets will be in investments of large cap companies. Management considers buying a stock when they believe it is undervalued and has the potential to increase in price as the market realizes its true value.



Delaware VIP High Yield Series: Seeks total return and, as a secondary objective, high current income. Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality.



Delaware VIP Emerging Markets Series: Seeks long-term capital appreciation.



Delaware VIP REIT Series: Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective by investing in the securities of companies primarily engaged in the real estate industry.



Delaware VIP Select Growth Series: Seeks long-term capital appreciation by primarily investing in common stocks of companies which the manager believes have the potential for high earnings growth. Companies of any size are considered, as long as they are larger than $300 million in market capitalization.



Delaware VIP Small Cap Value Series: Seeks capital appreciation by investing primarily in stocks of small cap companies whose market values appear low relative to underlying value or future earnings and growth potential.



Delaware VIP Social Awareness Series: Seeks long-term capital appreciation by investing in stocks of mid-size and large companies expected to grow over time that also meet certain criteria of social responsibility.



Delaware VIP Trend Series: Seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth.


Fidelity VIP Equity-Income Portfolio: Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).

Fidelity VIP Growth Portfolio: Seeks long-term capital appreciation. The portfolio normally purchases common stocks.

Fidelity VIP Overseas Portfolio: Seeks long-term growth of capital by investing primarily in foreign securities.

Fidelity VIP Growth Opportunities Portfolio: Seeks capital growth by investing primarily in common stocks.


FTVIPT Franklin Small Cap Securities Fund: Seeks long-term capital growth. Invests primarily in equity securities of U.S. small cap companies, with market cap values not exceeding (1) $1.5 billion, or (2) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase. The fund may continue to hold an investment for further capital growth opportunities even if the company is no longer considered a small cap company.



FTVIPT Franklin Mutual Shares Securities Fund: Seeks capital appreciation with income as a secondary goal. Invests primarily in equity and debt securities, including high yield, lower-rated securities, of domestic and foreign companies that the manager believes are undervalued. Investments include securities of small capitalization companies, undervalued stocks, restructuring companies and distressed companies.



FTVIPT Templeton Growth Securities Fund: Seeks long-term capital growth. Invests primarily in equity securities of companies of any nation, including those in the U.S. and emerging markets.



FTVIPT Templeton Foreign Securities Fund: Seeks long-term capital growth. Invests primarily in equity securities of companies outside the United States, including those in emerging markets.


Liberty Variable Trust Newport Tiger Fund: Seeks long-term growth by investing primarily in the stocks of high quality international companies located in the ten "Tigers" of Asia: Hong Kong, The Peoples Republic of China, Singapore, Malaysia, Thailand, Indonesia, India, The Philippines, South Korea and Taiwan.

Lincoln National Bond Fund: Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium- and long-term corporate and government bonds.

Lincoln National Money Market Fund: Seeks maximum current income consistent with the preservation of capital. The fund invests in high quality short-term obligations issued by U.S. corporations; the U.S. Government; and federally chartered banks and U.S. branches of foreign banks.

MFS Variable Trust Emerging Growth Series: Seeks to provide long-term growth by investing primarily in the common stocks of companies the managers believe are in the early stages of their life cycle but which have the potential to become major enterprises.

MFS Variable Trust Research Series: Seeks long-term growth and future income by investing primarily in equity companies believed to possess better than average prospects for long-term growth. A committee of investment research analysts selects the securities for the fund, with individual analysts responsible for choosing securities within an assigned industry.


MFS Variable Trust Total Return Series: Seeks mainly to provide above-average income consistent with the prudent employment of capital and to provide a reasonable opportunity for capital growth and income. The fund invests in a broad range of securities, including short-term obligations, and may be diversified not only by company and industry, but also by security type.


MFS Variable Trust Utilities Series: Seeks capital growth and current income by investing the majority of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.


Scudder VIT Equity 500 Index Fund: Seeks to match the performance of the stock market as represented by Standard & Poor's 500 Index, before fund expenses.


Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

Reinvestment of dividends and capital gain distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to add, delete and substitute series and/or funds within the VAA. We may also add, delete, or substitute series or funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other
deductions


We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing and automatic withdrawal services. See Additional Services, and SAI for more information on these programs), maintaining records, administering annuity payouts, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone and electronic fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that more owners than expected will qualify for waivers of the surrender charge; and the risk that our costs in providing the services will exceed our revenues from the contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the accounts. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA for Lincoln ChoicePlus
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.40% of the average daily net assets. The charge consists of a 0.15% administrative charge and a 1.25% mortality and expense risk charge. If you elected the EEB Rider the charge will be 1.60%, consisting of a mortality and expense risk charge of 1.45% and an administrative charge of 0.15%.

Surrender charge
A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:

                                Number of complete
                                contract years that a
                                purchase payment
                                has been invested
------------------------------------------------------------
                      Less than
                       One year              At Least
Surrender charge as a    7%     1   2   3   4   5   6   7+
  percentage of the
  surrendered or
  withdrawn purchase
  payments                      6   5   4   3   2   1   0

(An account fee will be deducted and any market value adjustment will be made before the deduction of the surrender charge.)

A surrender charge does not apply to:

 1.A surrender or withdrawal of purchase payments that have been invested for at least seven full contract years;


 2.Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of total purchase payments;


 3.Electing an annuity option available within the contract;

 4.When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;

 5.A surrender amount equal to a maximum of 75% of the contract value as a result of 180 days of continuous confinement of the contractowner in an accredited nursing home or equivalent health care facility subsequent to the effective date of the contract;

 6.A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant.

 7.A surrender of a contract or withdrawal of contract value of a contract issued to employees and registered representatives of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona-fide full-time employees of Lincoln Financial Group, or any of the investment advisers of the funds currently being offered or any of their affiliated or managed companies (based upon contractowner's status at the time the contract was purchased.), provided the contract was not issued with the assistance of a sales representative under contract with Lincoln Life.

 8.Contract value applied to calculate the benefit amount under any annuity payout option made available by Lincoln Life.

 9.Periodic payments made under any annuity payout option made available by Lincoln Life.


10.Regular income payments made under I-4Life/SM/ Advantage.


For purposes of calculating the surrender charge on withdrawals on contracts where the contractowner is not a Charitable Remainder Trust, Lincoln Life assumes that:

a.the free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b.Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  1.from purchase payments (on a FIFO basis) until exhausted; then
  2.from earnings.

c.On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  1.from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  2.from earnings until exhausted; then
  3.from purchase payments (on a FIFO basis) to which a surrender charge still applies.


We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased.


In some states paragraph c does not apply and paragraph b continues to apply after the seventh anniversary of the contract.

For purposes of calculating the surrender charge on withdrawals on contracts where the contractowner is a Charitable Remainder Trust, Lincoln Life assumes that:

a.the free amount will be withdrawn from purchase payments on a FIFO basis.

b.Any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  1.from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  2.from earnings until exhausted; then
  3.from purchase payments (on a FIFO basis) to which a surrender charge still applies.

The surrender charge is calculated separately for each contract year's purchase payments to which a charge applies. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.

Account fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required. The account fee will be waived for any contract with a contract value that is greater than $100,000. There is no account fee on contracts issued to employees or selling group members.


Transfer fee
We reserve the right to impose a $10 fee for the 13th and each additional transfer during any contract year. Automatic dollar-cost averaging, cross reinvestment and portfolio rebalancing transfers are not included as transfers for purposes of calculating the transfer fee.

Rider charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. See the rider for any applicable fee or expense.

Deductions for premium taxes
Any premium tax or other tax levied by any government entity as a result of the existence of the contracts of the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administration interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from 0% to 5%.

Other charges and deductions

Charges may also be imposed during the regular income and annuity payout period. See I-4Life/SM/ Advantage (IRA) and (Non-Qualified) and Annuity payouts.


There are deductions from and expenses paid out of the assets of the underlying fund that are more fully described in the Prospectus for the fund.


Among these deductions and expenses are 12b-1 fees which reimburse Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional information
The administrative and surrender charges and the account fees described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges.


Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of charges and fees applicable to a particular contract will be stated in that contract.


The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.


When a completed application and all other information necessary for processing a purchase order is received at our home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, the initial purchase payment must be priced within two business days.


Who can invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The contractowner cannot be older than age 90 at the time of application.



If you are puchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.



Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into a new contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments
Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000 for nonqualified contracts and Section 403(b) transfers/rollovers to IRAs; and $2,000 for qualified contracts. The minimum annual amount for additional purchase payments for nonqualified and qualified contracts is $100. There is no set maximum for additional purchase payments. However, purchase payments in excess of $2 million require pre-approval by Lincoln Life. If you stop making purchase payments for three consecutive years, and the annuity account value decreases to less than $1,000, we may terminate the contract as allowed by your state's non-forfeiture law for deferred annuities and pay the contractowner an adjusted annuity account value.



Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments are placed into the VAA's subaccounts, each of which invests in shares of its corresponding fund, according to your instructions.

The minimum amount of any purchase payment that can be put into any one variable subaccount is $50, or $2,000 for a fixed account. No allocation can be made that would result in a variable subaccount of less than $50, or that would result in a fixed account of less than $2,000. Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent, we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investment perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of accumulation units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing each purchase payment by the value of an accumulation unit for the valuation period during which the purchase payment is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, expenses, and deduction of certain charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:


(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

(2) The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Because a different daily charge is imposed for contracts with the EEB Rider than those without, each of these two types of contracts will have different corresponding accumulation unit values on any given day.

Transfers between subaccounts on or before the annuity commencement date
You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. We reserve the right to impose a $10 fee for transfers after the first 12 times during a contract year.

The minimum amount that may be transferred between subaccounts is $50 per subaccount. If the transfer from a subaccount would leave you with less than $50 in the subaccount, we may transfer the entire balance of the subaccount. Transfers will also be subject to any restrictions that may be imposed by the funds themselves.

A transfer request may be made to our home office using written, telephone or electronic instructions, if the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at Lincoln, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our home office.


Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time).



When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers.


Repeated patterns of frequent transfers are disruptive to the operation of the sub-accounts, and should Lincoln Life become aware of such disruptive practices, Lincoln

Life may refuse to permit more than 12 transfers in any year and may modify the transfer provisions of the contract.

Transfers may be delayed as permitted by the 1940 Act.

Transfers to and from a fixed account on or before the annuity commencement date You may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $50 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer all or any part of the contract value from a fixed account to the various subaccount(s) except that the sum of the percentages of a fixed account transferred is limited to 15% of the value of that fixed account in any contract year.


Currently, there is no charge to you for a transfer. However, we reserve the right to impose a charge in the future for any transfers in excess of 12 times per contract year. Transfers of all or a portion of a fixed account (other than automatic transfer programs) may be subject to MVA.


Transfers may be delayed as permitted by the 1940 Act.

Transfers after the annuity commencement date

If you select an I-4Life/SM/ Advantage option your transfer rights and restrictions are the same as they were on or before the annuity commencement date, except that no money may be transferred to the fixed side of the contract.



If you do not select an I-4Life/SM/ Advantage option, you may transfer all or a portion of your investment in one subaccount to another subaccount in the VAA or to the fixed side of the contract. Those transfers will be limited to three times per contract year. Currently, there is no charge for those transfers. However, we reserve the right to impose a charge. No transfers are allowed from the fixed side of the contract to the subaccounts.


Additional services
There are four additional services available to you at no extra charge under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Advertising and sales literature in the SAI.


Dollar-cost averaging allows you to transfer amounts from the DCA fixed subaccount or certain variable subaccounts into the variable subaccounts on a monthly basis. Upon receipt of an additional purchase payment allocated to the DCA program, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as the additional purchase payments will be credited with interest at the standard DCA rate at the time.


The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specified intervals.

Portfolio rebalancing is an option that restores to a predetermined level the percentage of contract value allocated to each variable account subaccount. The rebalanc-ing may take place monthly, quarterly, semi-annually or annually.

Death benefit

The following provisions apply prior to the annuity commencement date.


You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

If the contractowner, joint owner or annuitant dies before the annuity commencement date, the death benefit will be equal to the greatest of: the contract value for the valuation period during which the death benefit election becomes effective; the sum of all purchase payments less the sum of all withdrawals; or the highest contract value as of any contract anniversary occurring on or before the 80th birthday of the deceased person upon whose death the death benefit is payable; increased by the sum of purchase payments made since such contract anniversary and decreased by the sum of all partial withdrawals, partial annuitizations, and premium tax deductions made since such contract anniversary. An optional Estate Enhance-ment Benefit Rider is also available, (See Below).



Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. Upon the death of an annuitant who is not the contractowner or joint owner, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contract owner or a joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner and joint owner, if applicable in equal shares, provided the annuitant named on this contract has not been changed (except within the first 30 days after the contract is issued or upon the death of a prior annuitant). Notification of the election of this death benefit must be received by Lincoln Life within 75 days of the death of the annuitant. If no contractowner is living on the date of death of the annuitant, the death benefit will be paid to the beneficiary. The contract terminates when any death benefit is paid due to the death of the annuitant. A death benefit payable on the death of the annuitant will not be paid if the annuitant has been changed later than 30 days subsequent to the effective date of this contract, unless the change occurred because of the death of a prior annuitant.

If the annuitant dies after the annuity commencement date, the death benefit, if any, will be paid based on the annuity option selected. Lincoln Life will require proof of the annuitant's death. Under any option providing guaranteed payouts, the number of payouts which remain unpaid at the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.

Estate Enhancement Benefit Rider
("EEB Rider")
The amount of death benefit payable under this Rider is the greatest of the following four amounts:

1.The contract value on the valuation date the death benefit is approved by
  Lincoln Life for payment.
2.The sum of all purchase payments, minus all withdrawals, partial annuitizations, and premium tax incurred, if any.
3.The highest contract value at the time of fund valuation on any policy anniversary date (including the inception date) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that policy anniversary date on which the highest contract value is obtained. It is decreased by partial withdrawals, partial annuitizations and premium taxes incurred, if any, on or after that policy anniversary date on which the highest contract value is obtained.

4.The contract value on the valuation date the death benefit is approved by Lincoln Life for payment plus an amount equal to the Enhancement Rate times the lesser of: (1) the contract earnings; or (2) the covered earnings limit. [Note: if there are no contract earnings, there will not be an amount provided under this item (4).]


The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equals:

1.the contract value as of the date of death of the individual for whom a death claim is approved by Lincoln Life for payment; minus
2.the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
3.each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
4.the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:

1.the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
2.each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
3.the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The Estate Enhancement Benefit will not be paid if the contractowner, joint owner or annuitant is changed after the effective date of the Rider unless the change is the result of the surviving spouse continuing the contract. A change in contractowner, joint owner (if applicable), or annuitant will reduce the death benefit to the contract value for the new individual.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased before the EEB rider becomes available in your state may add the rider if it becomes available, but the request to add the rider must be received by Lincoln Life within six months following state approval. Contracts purchased after the rider becomes available in your state may only elect the rider at the time of purchase.


If you elect the EEB Rider after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the rider as of that date. Should you elect the EEB Rider at time of purchase the benefit will take effect on the valuation date at time of issue and we will begin deducting the charge on that date.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period. As this Rider may not be available to all classes of contractowners, please contact your investment representative.




Accumulated Benefit Enhancement (ABE/SM/)


In addition to the death benefit offered under the contract, we also provide to eligible contractowners of non-qualified contracts an Accumulated Benefit Enhancement (ABE) Death Benefit option, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Death Benefit if:



.. you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with Lincoln Life to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;



.. the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require Lincoln Life approval);



.. all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit;



.. the contractowners, joint owners and annuitants of this contract must have been owners or annuitants of the prior contract(s).





Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on death benefits before the annuity commencement date and general death benefit information in the Prospectus).



Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.



The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by Lincoln Life. However, Lincoln Life will impose a limit on the prior contract's death benefit equal to the lesser of:



  (1)140% of the prior contract's cash value; or



  (2)the prior contract's cash value plus $400,000.



In addition, if the actual cash surrender value received by Lincoln Life is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.



For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to Lincoln Life at the time of the application. Lincoln Life will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.





If more than one annuity contract is exchanged to Lincoln Life, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.



Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by Lincoln Life for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by Lincoln Life for payment.



The ABE Death Benefit will terminate on the earliest of:



  (1)the valuation date the selected death benefit option of the contract is changed; or



  (2)the annuity commencement date.



It is important to realize that this ABE Death Benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.



The ABE Death Benefit may not be available in all states. Please check with your investment representative regarding availability.


General death benefit information

The standard death benefit and EEB rider terminate if you elect I-4Life/SM/ Advantage.


If there are joint owners, upon the death of the first contractowner, Lincoln Life will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, Lincoln Life will pay a death benefit to the designated beneficiary(s).




If the beneficiary is the spouse of the contractowner, then the spouse may elect to may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the Estate Enhancement Benefit is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, the death benefit payable will become the greatest of the first three amounts listed under the EEB Rider and the total annual charge will be reduced to 1.40%.


The value of the death benefit will be determined as of the date on which the death claim is approved for payment. Approval of payment will occur upon receipt of: (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed (including selection of a settlement option). If the beneficiary is a minor, court documents appointing the guardian/custodian must be submitted.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1.If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
2.If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Upon the death of the annuitant Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Annuitant
The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are an exempt organization under Internal Revenue Code section 501(c), then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying Lincoln Life of the change. The new annuitant must be under age 90 as of the effective date of the change. This change may cause a loss of the death benefit on the death of the annuitant. See The contracts--Death benefit. A contingent annuitant may be named or changed by notifying Lincoln Life in writing.

On or after the annuity commencement date, the annuitant or joint annuitants may not be changed. Contingent annuitant designations are no longer applicable.

Ownership
The Owner on the date of issue will be the person designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment, an assignment affects the death benefit calculated under our contract. Consult your tax adviser about the tax consequence of an assignment.

Joint Ownership

The owner may name a Joint Owner. Joint owner(s) shall be treated as having equal, undivided interests in the contract, including rights of survivorship. Either joint owner, independently of the other, may exercise any ownership rights in the contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend upon the annuity option you select.

The amount available upon the surrender/withdrawal is the cash surrender value (contract value, plus or minus any market value adjustment, less any applicable surrender charges, account fees and premium tax charges) at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. The maximum amount which can be withdrawn without incurring any surrender charges is explained under charges and other deductions. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.


There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. See Charges and other deductions.



The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters.






Small contract surrenders


Lincoln Life may surrender your contract, in accordance with the laws of your state if: 1) your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected, 2) no purchase payments have been received for two (2) full, consecutive contract years, and 3) the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states). At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any charge.





I-4Life/SM/ Advantage (IRA Annuity Contracts ONLY)




The I-4Life/SM/ Advantage for IRA contracts provides you variable, periodic regular income payments. This option, when available in your state, is subject to a charge, (imposed only during the I-4Life/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.75% for the I-4Life/SM/ Advantage Guarantee of Principal death benefit, and 1.90% for the I-4Life/SM/ Advantage Enhanced Guaranteed Minimum Death Benefit (EGMDB), of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If I-4Life/SM/ Advantage is elected at issue of the contract, I-4Life/SM/ Advantage and the charge will begin on the contract's effective date. Otherwise, I-4Life/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect I-4Life/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect I-4Life/SM/ Advantage.



I-4Life/SM/ Advantage for IRA contracts is only available for IRA and Roth IRA contracts (excluding SEP and SARSEP markets) with a contract value of at least $50,000 and only if the annuitant is age 59 1/2 or older at the time the option is elected. You may elect the I-4Life/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our home office. Additional purchase payments may be made during the Access Period.



There is no guarantee that I-4Life/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.



At the time you elect I-4Life/SM/ Advantage, you also select a new death benefit option. Once I-4Life/SM/ Advantage begins, any prior death benefit election will terminate and this new death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before I-4Life/SM/ Advantage began.



Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.



If I-4Life/SM/ Advantage is selected, the applicable transfer provisions among subaccounts will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once the I-4Life/SM/ Advantage begins, any automatic withdrawal service will terminate. See The contracts.



Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.



Regular Income. I-4Life/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted each calendar year with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. Regular Income payments are not subject to any surrender charges or interest adjustments. See Charges and other deductions.



Access Period. At the time you elect I-4Life/SM/ Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may make purchase payments, surrender the contract, and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect I-4Life/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.



Account Value. The initial Account Value is the contract value on the valuation date I-4Life/SM/ Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.



After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.



Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.



Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.



Death Benefit. During the Access Period, I-4Life/SM/ Advantage provides two death benefit options:



(1)I-4Life/SM/ Advantage Guarantee of Principal death benefit; and



(2)I-4Life/SM/ Advantage EGMDB.



Under any I-4Life/SM/ Advantage death benefit, if you die during the Access Period, the I-4Life/SM/ Advantage will terminate. Your beneficiary may start a new I-4Life/SM/ Advantage program. If your spouse's life was also used to determine the regular income payment and the spouse dies, the regular income payment may be recalculated.



The I-4Life/SM/ Advantage Guarantee of Principal death benefit is the greater of:



1.the Account Value as of the day on which Lincoln Life approves the payment of the claim; or



2.the sum of all purchase payments less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any.



The charge under this death benefit is equal to an annual rate of 1.75% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states. This death benefit is not available on contracts issued prior to September 10, 2001. You may not change this death benefit once it is elected.

The I-4Life/SM/ Advantage EGMDB is the greatest of:



1.the Account Value as of the day on which Lincoln Life approves the payment of the claim;



2.the sum of all purchase payments less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any; or



3.the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, withdrawals (including any applicable charges), and any premium taxes incurred subsequent to the anniversary date on which the highest Account Value or contract value is obtained.



The charge under this death benefit is equal to an annual rate of 1.90% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states.



During the Access Period, contracts with the I-4Life/SM/ Advantage EGMDB may elect to change to the I-4Life/SM/ Advantage Guarantee of Principal death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the I-4Life/SM/ Advantage EGMDB.



For both death benefit options, following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.



Availability. The introduction of I-4Life/SM/ Advantage will vary depending on your state. In states where I-4Life/SM/ Advantage is not yet available, an earlier version (called the Income4Life(R) Solution) is available. Under the Income4Life(R) Solution, the death benefit is equal to the Account Value as of the day on which Lincoln Life approves the payment of the claim (as opposed to the Guarantee of Principal death benefit and EGMDB offered under I-4Life/SM/ Advantage). The charge under the Income4Life(R) Solution is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA (as opposed to an annual rate of 1.75% or 1.90% under I-4Life/SM/ Advantage). The Income4Life(R) Solution provides higher regular income payments and lower Account Value than are realized under I-4Life/SM/ Advantage. For a limited time, contracts in force prior to the availability of I-4Life/SM/ Advantage in a particular state may elect the Income4Life(R) Solution. Contracts issued after I-4Life/SM/ Advantage is available in your state may only elect I-4Life/SM/ Advantage.



Termination. You may terminate I-4Life/SM/ Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice. Your death benefit will be the death benefit in effect before I-4Life/SM/ Advantage began (if available), unless you choose a death benefit with a lower charge than the death benefit previously in effect (see the Expense Table for a list of the available death benefits and corresponding charges). You may not choose a death benefit with a higher charge than the death benefit previously in effect. Upon termination, we will stop assessing the charge for the I-4Life/SM/ Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with this death benefit. Your contract value upon termination will be the Account Value on the valuation date we terminate I-4Life/SM/ Advantage.



Fixed side of the contract. If your contract value includes amounts held in the fixed side of the contract at the time I-4Life/SM/ Advantage is effective, or if, during the Access Period, you make transfers to or allocate purchase payments to the fixed side of the contract, your Account Value will include the value in the VAA and the value in the fixed side of the contract. We will credit amounts held in the fixed side of the contract at an interest rate guaranteed to be at least 3.0% per year, and apply an interest adjustment (and surrender charge, if applicable) to any withdrawals you make from the fixed side of the contract before the expiration of a guaranteed period. However, we will not apply an interest adjustment to your regular income payments. At the end of the Access Period, we will transfer any amount remaining in the fixed side of the contract to the subaccounts in accordance with current allocation instructions. All fixed account rights and restrictions apply to amounts held in the fixed side of the contract during the Access Period. See Fixed side of the contract.






Delay of payments
Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when the market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.


If mandated under applicable law, we may be required to reject a purchase payment. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.



Transfers may be delayed as permitted by the 1940 Act.


Reinvestment privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvest-ment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions

The commissions paid to dealers are a maximum of 7.0% of each purchase payment. In some instances, commissions on deposits may be lowered by as much as 2.50% and replaced by a commission of up to .65% of annual contract values. Lincoln Life will incur all other promotional or distribution expenses associated with the marketing of the contracts. These commissions are not deducted from purchase payments or contract value, they are paid by us. Lincoln Life may offer the contracts through its registered representatives or through registered representatives of broker-dealers it maintains selling agreements with. Registered representatives offering the contracts are registered with the National Association of Securities Dealer, Inc. (NASD) and their broker-dealers are members of the National Association of Securities Dealers, Inc. (NASD). Commissions may be paid to such broker-dealers on behalf of their registered representatives and these broker-dealers may retain a portion of the commissions paid. Lincoln Life may pay additional compensation to these broker-dealers and/or reimburse them for portions of contract sales expenses. These broker-dealers may pay their registered representatives a portion of the reimbursement allowance. Lincoln Life may pay additional cash benefits and/or offer non-cash compensation programs, such as conferences or trips, to its registered representatives and/or these broker-dealers.


Contractowner questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.


Annuity payouts


When you apply for a contract, you may select any annuity commencement date permitted by law which is usually on or before the contractowner's 90th birthday.




The contract provides optional forms of payouts of annuities (annuity options), some of which are payable on a variable basis, fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity. You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The guarantee period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life and Two-Thirds Survivor Annuity. This option provides a periodic payout during the joint life- time of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a joint annuitant. The payout continues during the lifetime of the survivor. The designated period is elected by the contractowner.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further pro-vides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date death payouts begin, minus (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office.

Life Annuity with Cash Refund. This option offers fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made after Lincoln Life is in receipt of: (1) proof, satisfactory to Lincoln Life, of the death; (2) written authorization for payment; and (3) all claim forms, fully completed.


Under the options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of 0.15% will be assessed on all variable annuity payouts, except for the I-4Life/SM/ Advantage, which has a different charge, including options that may be offered that do not have a life contingency and therefore no mortality risk.


Variable annuity payouts
Variable annuity payouts will be determined using:

1.The contract value on the annuity commencement date less any applicable premium taxes;

2.The annuity tables contained in the contract;

3.The annuity option selected; and

4.The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.


We assume an investment return of 4% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the 4% assumed rate. If the actual net investment rate (annualized) exceeds 4%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 4% annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.



I-4Life/SM/ Advantage (Non-Qualified Annuity Contracts ONLY)


We offer a variable annuity payout option for non-qualified contracts. This option, when available in your state, is subject to a charge, (imposed only during the I-4Life/SM/ Advantage payout phase) computed daily, equal to an annual rate of 1.75% for the I-4Life/SM/ Guarantee of Principal death benefit, and 1.90% for the I-4Life/SM/ EGMDB, of the net asset value of the Account Value in the VAA. This charge consists of an administrative charge of 0.15% and the balance is a mortality and expense risk charge. If I-4Life/SM/ Advantage is elected at issue of the contract, I-4Life/SM/ Advantage and the charge will begin on the new contract's effective date. Otherwise, I-4Life/SM/ Advantage and the charge will begin no more than fourteen days prior to the date the initial regular income payment is due. At the time you elect I-4Life/SM/ Advantage, you also choose monthly, quarterly, or annual regular income payments, as well as the month that the initial regular income payment is due. Regular income payments must begin within one year of the date you elect I-4Life/SM/ Advantage.



If your contract value is at least $50,000, you may elect the I-4Life/SM/ Advantage at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The fixed account is not available with I-4Life/SM/ Advantage. Additional purchase payments will not be accepted after I-4Life/SM/ Advantage is elected.



There is no guarantee that I-4Life/SM/ Advantage will be available to elect in the future as we reserve the right to discontinue this option at any time.



At the time you elect I-4Life/SM/ Advantage, you also select a new death benefit option. Once I-4Life/SM/ Advantage begins, any prior death benefit election will terminate and a new death benefit will be provided, as discussed below. The amount paid under this new death benefit may be less than the amount that would have been paid under the death benefit provided before I-4Life/SM/ Advantage began.



Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation.

Regular Income. I-4Life/SM/ Advantage provides for variable, periodic regular income payments during a defined period of time (the Access Period, as defined below), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed interest rate you choose. Subsequent regular income payments will be adjusted periodically with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed rate, the regular income payment will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the assumed rate, the regular income payment will decrease by approximately 3%. See Federal tax matters--Taxation of annuity payouts. In most states, you may also elect to have regular income payments recalculated only once each year, resulting in level regular income payments between recalculation dates. Regular Income payments are not subject to any surrender charges or interest adjustments. See Charges and other deductions.



Access Period. At the time you elect I-4Life/SM/ Advantage, you also select the Access Period, which begins no more than fourteen days prior to the date the initial income payment is due. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and access your Account Value (defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect I-4Life/SM/ Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods.



Account Value. The initial Account Value is the contract value on the valuation date I-4Life/SM/ Advantage is effective, less any applicable taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.



After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.



Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. Withdrawals may have tax consequences. See Federal tax matters--Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.



Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.



Death Benefit. During the Access Period, I-4Life/SM/ Advantage provides two death benefit options:



1.I-4Life/SM/ Advantage Guarantee of Principal death benefit; and



2.I-4Life/SM/ Advantage EGMDB.



The I-4Life/SM/ Advantage Guarantee of Principal death benefit is the greater of:



1.the Account Value as of the day on which Lincoln Life approves the payment of the claim; or



2.the sum of all purchase payments less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any.



The charge under this death benefit is equal to an annual rate of 1.75% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states. This death benefit is not available on contracts issued prior to September 10, 2001. You may not change this death benefit once it is elected.



The I-4Life/SM/ Advantage EGMDB is the greatest of:



1.the Account Value as of the day on which Lincoln Life approves the payment of the claim;



2.the Enhancement Amount (if elected at the time of application) specified on your contract benefit data pages as applicable on the date of death, plus the sum of all purchase payments less the sum of all regular income payments, withdrawals (including any applicable charges), and premium taxes incurred, if any; or



3.the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, withdrawals (including any applicable charges), and any premium taxes incurred subsequent to the anniversary date on which the highest Account Value or contract value is obtained.



The charge under this death benefit is equal to an annual rate of 1.90% of the net asset value of the Account Value in the VAA. This death benefit may not be available in all states.



During the Access Period, contracts with the I-4Life/SM/ Advantage EGMDB may elect to change to the I-4Life/SM/

Advantage Guarantee of Principal death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our home office, and we will begin deducting the lower mortality and expense risk and administrative charge at that time. Once the change is effective, you may not elect to return to the I-4Life/SM/ Advantage EGMDB.



For both death benefit options, following the Access Period, the death benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no death benefit.



Availability. The introduction of I-4Life/SM/ Advantage will vary depending on your state. In states where I-4Life/SM/ Advantage is not yet available, an earlier version (called the Income4Life(R) Solution) is available. Under the Income4Life(R) Solution, the death benefit is equal to the Account Value as of the day on which Lincoln Life approves the payment of the claim (as opposed to the Guarantee of Principal death benefit and EGMDB offered under I-4Life/SM/ Advantage. The charge under the Income4Life(R) Solution is equal to an annual rate of 1.65% of the net asset value of the Account Value in the VAA (as opposed to an annual rate of 1.75% or 1.90% under I-4Life/SM/ Advantage. The Income4Life(R) Solution provides higher regular income payments and lower Account Value than are realized under I-4Life/SM/ Advantage. For a limited time, contracts in force prior to the availability of I-4Life/SM/ Advantage in a particular state may elect the Income4Life(R) Solution. Contracts issued after I-4Life/SM/ Advantage is available in your state may only elect
 I-4Life/SM/ Advantage.



Termination. You may not terminate I-4Life/SM/ Advantage once you have selected it.


General information
The Estate Enhancement Benefit Rider is not available after the annuity commencement date.

The annuity commencement date is usually on or before the contractowner's 90th birthday. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among sub accounts up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If you have not already chosen an annuity payout option, the beneficiary of the death benefit may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or com-bination fixed and variable basis, in proportion to the account allocation at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to your beneficiary as payouts become due.

Fixed side of the contract

Purchase payments allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in Prospectuses. This Prospectus is generally intended to serve as a dis- closure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an interest rate of not less than 3.0% per year on amounts held in a fixed account. Any amount withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to a MVA (see market value adjustment below) and Charges and other deductions Surrender charge. The Market Value Adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer to an amount less than the initial amount allocated or trans ferred to a fixed account plus interest of 3.0% per year, less surrender charges and account fees, if any.


ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.


Guaranteed periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.



The owner may allocate purchase payments to one or more fixed accounts with guaranteed periods of 1, 3, 5, 7, or 10 years. Lincoln Life may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. Each purchase payment allocated to a fixed account will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed account. A fixed account guarantee period ends on the date after the number of calendar years in the fixed account's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the annual effective rate determined on the first day of the fixed account guaranteed period. Amounts transferred or withdrawn from a fixed account prior to the end of the guaranteed period will be subject to the MVA. Each guaranteed period purchase payment amount will be treated separately for purposes of determining any applicable market value adjustment. Any amount withdrawn from a fixed account may be subject to any applicable surrender charges, account fees or premium taxes.

Lincoln Life will notify the contractowner in writing at least 60 days prior to the expiration date for any guaranteed period amount. A new fixed account guaranteed period of the same duration as the previous fixed account guaranteed period will begin automatically at the end of the previous guaranteed period, unless Lincoln Life receives, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaran- teed period amount to a different fixed account or to a variable subaccount from among those being offered by Lincoln Life. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.

Market value adjustment

Any withdrawal, surrender or transfer of a fixed account guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing, and regular income under I-4Life/SM/ Advantage transfers) will be sub- ject to a market value adjustment
(MVA). A withdrawal, surrender or transfer effective upon the expiration date of the guaranteed period will not be subject to an MVA. The MVA will be applied to the amount being withdrawn, surrendered or transferred. The MVA will be applied after the deduction of any applicable account fees and before any applicable withdrawal, surrender or transfer charges. In general, the MVA reflects the relationship between the index rate in effect at the time a purchase payment is allocated to a fixed account's guaranteed period under the contract and the index rate in effect at the time of the purchase payment's withdrawal, surrender or transfer. It also reflects the time remaining in the fixed account's guaranteed period. If the index rate at the time of the withdrawal, surrender or transfer is lower than the index rate at the time the purchase payment was allocated, then the application of the MVA will generally result in a higher payment at the time of the withdrawal, surrender or transfer. Similarly, if the index rate at the time of withdrawal, surrender or trans fer is higher than the index rate at the time of the allocation of the purchase payment, then the application of the MVA will generally result in a lower payment at the time of the surrender or transfer. The index rate is published by the Federal Reserve Board.


The MVA is calculated by multiplying the transaction amount by:
                                  (1=A)/n/
                                  -------- -1
                                  (1+B)/n/
where:
A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the time of surrender or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). If Index Rates "A" and "B" are within .25% of each other when the index rate is determined, no such percentage adjusted to "B" will be made, unless required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to Lincoln Life associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no MVA.



N = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 X (73 divided by 365) = 1.2 years)

Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the MVA.

Additional adjustments may be included in this calculation that can positively or negatively affect the MVA. The adjustments represent the direct and indirect costs Lincoln Life can incur due to the liquidation of general account assets in order to satisfy surrender requests.

Federal tax matters



Introduction


The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.



Nonqualified annuities


This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.



Tax deferral on earnings


The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:



  . An individual must own the contract (or the tax law must treat the contract as owned by an individual).



  . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.



  . Your right to choose particular investments for a contract must be limited.



  . The annuity commencement date must not occur near the end of the annuitant's life expectancy.



Contracts not owned by an individual


If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.



Investments in the VAA must be diversified


For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."



Restrictions


Federal income tax law limits your right to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.



Loss of interest deduction


After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.



Age at which annuity payouts begin


Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.



Tax treatment of payments


We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.



Taxation of withdrawals and surrenders


You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.



Taxation of annuity payouts


The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible. If you choose the levelized payout option under the I-4Life/SM/ Advantage, the tax law may treat you as being in receipt of additional amounts of income and tax the additional amounts.



Taxation of death benefits


We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.



.. Death prior to the annuity commencement date--



   . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.



   . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.



.. Death after the annuity commencement date--



   . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.



   . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.



Penalty taxes payable on withdrawals, surrenders, or annuity payouts


The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:



.. you receive on or after you reach age 59 1/2,



.. you receive because you became disabled (as defined in the tax law),



.. a beneficiary receives on or after your death, or



.. you receive as a series of substantially equal periodic payments for your life (or life expectancy).



Special rules if you own more than one annuity contract


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.



Loans and assignments


Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.



Gifting a contract


If you transfer ownership of your contract to a person other than your spouse (or to your former spouse in cident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.



Charges for a contract's death benefit


Your contract automatically includes a basic death benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any enhancements to such death benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge as a contract withdrawal.

Qualified retirement plans


We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.



Types of qualified contracts and terms of contracts


Currently, we issue contracts in connection with the following types of qualified plans:



  . Individual Retirement Accounts and Annuities ("Traditional IRAs")



  . Roth IRAs



  . Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")



  . SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)



  . 403(b) account plans (public school system and tax-exempt organization annuity plans)



  . 401(a) plans (qualified corporate employee pension and profit-sharing plans)



  . 403(a) plans (qualified annuity plans)



  . H.R. 10 or Keogh Plans (self-employed individual plans)



  . 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)





We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.



We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.



Economic Growth and Tax Relief Reconciliation Act of 2001


The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes be came effective January 1, 2002. Some changes that EGTRRA has introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.



Tax treatment of qualified contracts


The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,



  . Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.



  . Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 1/2 or retirement.



  . Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.



Tax treatment of payments


The Federal income tax rules generally include distributions from a qualified contract in the recipient's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required minimum distributions


Under most qualified plans, you must begin receiving payments from the contract minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.



Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.



The IRS has issued new proposed regulations concerning required minimum distributions. The proposed regulations may impact the distribution method you have chosen and the amount of your distributions. These rules may also change once finalized by the IRS. Please contact your tax adviser regarding any tax ramifications.



Federal penalty taxes payable on distributions


The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:



  . received on or after the annuitant reaches age 59 1/2,



  . received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),



  . received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or



  . received as reimbursement for certain amounts paid for medical care.



These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.



Transfers and direct rollovers


As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.



Death benefit and IRAs


Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.



Federal income tax withholding


We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.



Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.



Tax status of Lincoln Life


Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.



Changes in the law


The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.


Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the fund. The voting will be done according to the instructions of contractowners who have interests in the subaccounts which invest in classes of funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relating to the trust. Since the fund engages in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Sale of fund shares by the fund.

Distribution of the contracts


Lincoln Life is the distributor and principal underwriter of the contracts. Under an agreement with Lincoln Life, Lincoln Financial Distributors, Inc. ("LFD") will act as wholesaler and will assist Lincoln Life in forming the selling group. LFD will also perform certain enumerated marketing and ancillary functions in support of the selling group. The contracts will be sold by our properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with Lincoln Life and have been licensed by state insurance departments to represent us. Included among these broker-dealers is Lincoln Financial Advisors (LFA). LFA is affiliated with us and in addition to selling our contracts, may also act as a principal underwriter for certain other contracts issued by us. Lincoln Life will offer the contracts in all states it is licensed to do business.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the home office at P.O. Box 7866, 1300 South Clinton Street, Fort Wayne, Indiana 46801. A contract canceled under this provision will be void. With respect to the fixed portion of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the contract value as of the date of receipt of the cancellation, plus any premium taxes which had been deducted. No surrender charge will be assessed. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the home office, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.


You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.



During 2001, Lincoln Life sold its reinsurance operation to Swiss Re. See Note 9 of the Statutory-Basis financial statements of Lincoln Life for additional information regarding the sale.


Legal proceedings
Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.

Lincoln Life has settled its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The settlement became final in 2001.

After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of Lincoln Life.

Statement of Additional
Information

Table of contents for


Account N


                Item                                       Page
                -----------------------------------------------
                General information and history of Lincoln
                  Life                                      B-1
                -----------------------------------------------
                Special terms                               B-1
                -----------------------------------------------
                Services                                    B-1
                -----------------------------------------------
                Principal underwriter                       B-2

                -----------------------------------------------
                Purchase of securities being offered        B-2
                -----------------------------------------------
                Calculation of investment results           B-2
                -----------------------------------------------
                Annuity payouts                             B-6
                -----------------------------------------------
                Advertising and sales literature            B-7
                -----------------------------------------------
                Additional Services                        B-10
                -----------------------------------------------
                Other Information                          B-11
                -----------------------------------------------
                Financial statements                       B-11
                -----------------------------------------------

For a free copy of the SAI please see page one of this booklet.
Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N (ChoicePlus).

                                (Please Print)

Name: _______________________________________________________________________

Address: ____________________________________________________________________

City _ State _ Zip _

Mail to Lincoln National Life Insurance Company, P.O. Box 7866, Fort Wayne, Indiana 46801

                (This page has been left blank intentionally.)

Lincoln ChoicePlus
Lincoln Life Variable Annuity
Account N Individual Variable Annuity Contract

Home Office:
Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnRetirement.com

This prospectus describes the individual flexible premium deferred variable annuity contract that is issued by Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and retirement plans qualified under Section 408 of the tax code (IRAs) and Section 408A (Roth
IRA). In the future, we may offer the contract for other qualified plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you may choose to receive a death benefit on the death of the annuitant.

The minimum initial purchase payment for the contract is:

1.$10,000 for a nonqualified plan; and

2.$2,000 for a qualified plan.

Additional purchase payments may be made to the contract and must be at least $100 per payment.

You choose whether your contract value accumulates on a variable or fixed (guaranteed) basis or both. If you put all your purchase payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit transfer amounts from the fixed side of the contract. A Market Value Adjustment (MVA) may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. If you put all or some of your purchase payments into one or more of the contract's variable options, you take all of the investment risk on the contract value and the retirement income. If the subaccounts you select make money, your contract value goes up; if they lose money, your contract value goes down. How much the contract value goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds are listed below:

AIM Variable Insurance Funds (Series I Shares):
   AIM V.I. Capital Appreciation Fund*
   AIM V.I Growth Fund
   AIM V.I. International Growth Fund (formerly International Equity Fund) AIM V.I. Premier Equity Fund (formerly Value Fund)

Alliance Variable Products Series Fund (Class B):
   Alliance Premier Growth Portfolio
   Alliance Growth and Income Portfolio
   Alliance Growth Portfolio*
   Alliance Technology Portfolio

American Funds Insurance Series (AFIS) (Class 2):
   AFIS Global Small Capitalization Fund
   AFIS Growth Fund
   AFIS International Fund
   AFIS Growth-Income Fund

Scudder VIT Funds (formerly Deutsche Asset
Management):
   Scudder VIT Equity 500 Index Fund (formerly Deutsche)

Delaware VIP Trust (formerly Delaware Group Premium Funds) (Standard Class):
   Delaware VIP Large Cap Value Series (formerly Growth and Income)
   Delaware VIP High Yield Series
   Delaware VIP Emerging Markets Series*
   Delaware VIP Select Growth Series*
   Delaware VIP REIT Series
   Delaware VIP Small Cap Value Series
   Delaware VIP Social Awareness Series*
   Delaware VIP Trend Series

Variable Insurance Products Fund (Initial Class):
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Growth Portfolio
   Fidelity VIP Overseas Portfolio
   Fidelity VIP Growth Opportunities Portfolio*

Franklin Templeton Variable Insurance Products Trust (Class 2):
   FTVIPT--Franklin Small Cap Fund
   FTVIPT--Franklin Mutual Shares Securities Fund*
   FTVIPT--Templeton Growth Securities Fund (formerly Global Growth)

   FTVIPT--Templeton Foreign Securities Fund* (formerly International Fund)

Liberty Variable Investment Trust:
   Newport Tiger Fund*

Lincoln National:
   Bond Fund
   Money Market Fund

MFS(R) Variable Insurance Trust (Initial class):
   MFS VIT Emerging Growth Series
   MFS VIT Research Series*
   MFS VIT Total Return Series
   MFS VIT Utilities Series

* It is currently anticipated that during the fourth quarter of 2002, we will close and replace this fund. See page 15 for further information.

The following eight investment options are no longer available for allocation for purchase payments under Contracts issued on or after February 22, 2000. However, contractowners who purchased a Contract prior to February 22, 2000 may continue to allocate purchase payments or contract value to these investment options. It is currently anticipated that during the fourth quarter of 2002, we will also close and replace these eight funds. See page 15 for further information.

Delaware VIP Trust Fund (Standard class):
   Delaware VIP Devon Series
   Delaware VIP International Value Equity Series

Dreyfus Variable Investment Fund (Initial Class):
   Dreyfus Variable Fund Small Cap Portfolio

Scudder Variable Series:
   Scudder SVS Government Securities Portfolio
   Scudder SVS Small Cap Growth Portfolio

Liberty Variable Investment Trust:
   Colonial U.S. Growth & Income Fund

OCC Accumulation Trust:
   OCC Trust Global Equity Portfolio
   OCC Trust Managed Portfolio

This Prospectus gives you information about the contract that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that are attached, and keep these prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offence.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this Prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. If you have any questions or for a free copy of the SAI, write: Lincoln National Life Insurance Company,
P.O. Box 7866, Fort Wayne, Indiana 46801, or call 1-888-868-2583. The SAI and other information about Lincoln Life and Account N are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 2002

Table of Contents

                Item                                        Page
                --------------------------------------------
                Special terms                                 3
                --------------------------------------------
                Expense tables                                4
                --------------------------------------------
                Summary                                       9
                --------------------------------------------
                Condensed financial information              10
                --------------------------------------------
                Investment results                           14
                --------------------------------------------
                Financial statements                         14
                --------------------------------------------
                Lincoln National Life Insurance Company      14
                --------------------------------------------
                Variable annuity account (VAA)               14
                --------------------------------------------
                Investments of the variable annuity account  14
                --------------------------------------------
                Charges and other deductions                 18
                --------------------------------------------
                The contracts                                20
                --------------------------------------------
                Annuity payouts                              27
                --------------------------------------------


                Item                                        Page
                --------------------------------------------
                Fixed side of the contract                   29
                --------------------------------------------
                Federal tax matters                          31
                --------------------------------------------
                Voting rights                                35
                --------------------------------------------
                Distribution of the contracts                35
                --------------------------------------------
                Return privilege                             35
                --------------------------------------------
                State regulation                             35
                --------------------------------------------
                Records and reports                          36
                --------------------------------------------
                Other information                            36
                --------------------------------------------
                Statement of additional information
                Table of contents for Lincoln Life Variable
                Annuity Account N Lincoln ChoicePlus         37
                --------------------------------------------

Special terms

(We have italicized the terms that have special meaning throughout the Prospectus).

Account or variable annuity account (VAA)--The segregated investment account, Account N, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit--A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant--The person upon whose life the annuity benefit payments are based and made to after the annuity commencement date.

Annuity commencement date--The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout--An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis or a combination of both.

Annuity unit--A measure used to calculate the amount of annuity payouts after the annuity commencement date. See Annuity payouts.

Beneficiary--The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner)--The person who has the ability to exercise the rights within the contract (e.g., decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value--At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year--Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit--An amount payable to your designated beneficiary if the owner dies before the annuity commencement date. An Estate Enhancement Benefit Rider may be available.

Free amount--The amount that can be withdrawn each contract year without incurring a surrender charge. The free amount is equal to 15% of the total Purchase Payments.

Income4Life(R) Solution--An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our)--The Lincoln National Life Insurance Company.

Purchase payments--Amounts paid into the contract.

Subaccount--The portion of the VAA that reflects investments in accumulation and annuity units of a particular fund available under the contracts.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (currently, 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables

Summary of contractowner expenses:

   The maximum surrender charge (contingent deferred sales charge) as a percentage of purchase payments surrendered/withdrawn: 7%

Account fee:  $35
Transfer fee:  $10

The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and other deductions--Surrender charge.

A market value adjustment (MVA) may be applied to the amount being withdrawn, surrendered or transferred (except for dollar cost averaging, portfolio rebalancing, cross reinvestment and regular income under Income4Life(R) Solution) from a fixed account guaranteed period amount. See Fixed side of the contract.

The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year.

The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $10 fee for the 13th and each additional transfer during any contract year. Automatic dollar-cost averaging, portfolio rebalancing, and cross reinvestment transfers are not included as transfers for purposes of calculating the transfer fee.

--------------------------------------------------------------------------------
Account N annual expenses for Lincoln ChoicePlus subaccounts:
(as a percentage of average daily net assets)

                                                           With Estate Enhancement Without
                                                           Benefit Rider (EEB)     EEB
                                                           ----------------------- -------
Mortality and expense risk charge                                   1.45%           1.25%
Administrative charge                                                .15%            .15%
                                                                    ----            ----
Total annual charge for each Lincoln ChoicePlus subaccount          1.60%           1.40%

Fund Annual expenses of the funds for the year ended December 31, 2001:
(as a percentage of each fund's average net assets):


                                                        Management                    Other Expenses      Total Expenses
                                                        Fees (after any               (after any          (after any
                                                        waivers/            12b-1     waivers/            waivers/
                                                        reimbursements) +   Fees  +   reimbursements) =   reimbursements)
-------------------------------------------------------------------------------------------------------------------------
AFIS Global Small Capitalization Fund (class 2)              0.80%          0.25%          0.03%               1.08%
-------------------------------------------------------------------------------------------------------------------------
AFIS Growth Fund (class 2)                                   0.37           0.25           0.01                0.63
-------------------------------------------------------------------------------------------------------------------------
AFIS Growth-Income Fund (class 2)                            0.33           0.25           0.02                0.60
-------------------------------------------------------------------------------------------------------------------------
AFIS International Fund (class 2)                            0.55           0.25           0.06                0.86
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund (Series I Shares)         0.61           0.00           0.24                0.85
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series I Shares)                       0.62           0.00           0.26                0.88
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund (Series I Shares)         0.73           0.00           0.32                1.05
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund (Series I Shares)               0.60           0.00           0.25                0.85
-------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income Portfolio (class B)               0.63           0.25           0.04                0.92
-------------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio (class B)                          0.75           0.25           0.11                1.11
-------------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio (class B)                  1.00           0.25           0.04                1.29
-------------------------------------------------------------------------------------------------------------------------
Alliance Technology Portfolio (class B)                      1.00           0.25           0.08                1.33
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Devon Series (Standard class)/1/                0.65           0.00           0.07                0.72
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series (Standard
 class)/1/                                                   1.25           0.00           0.20                1.45
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series (Standard class)/1/      0.60           0.00           0.08                0.68
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series (Standard class)/1/           0.65           0.00           0.14                0.79
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP International Value Equity Series
 (Standard class)/1/                                         0.84           0.00           0.16                1.00
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series (Standard class)/1/                 0.75           0.00           0.14                0.89
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth Series (Standard class)/1/        0.75           0.00           0.13                0.88
-------------------------------------------------------------------------------------------------------------------------

                                                             Management                    Other Expenses      Total Expenses
                                                             Fees (after any               (after any          (after any
                                                             waivers/            12b-1     waivers/            waivers/
                                                             reimbursements) +   Fees  +   reimbursements) =   reimbursements)
------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series (Standard class)/1/           0.75           0.00           0.11                0.86
------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Social Awareness Series (Standard class)/1/          0.75           0.00           0.10                0.85
------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series (Standard class)/1/                     0.74           0.00           0.16                0.90
------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Fund Small Cap Portfolio (Initial class)         0.75           0.00           0.04                0.79
------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio (Initial class)/2/        0.48           0.00           0.10                0.58
------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio (Initial class)/2/               0.58           0.00           0.10                0.68
------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio (Initial
 class)/2/                                                        0.58           0.00           0.11                0.69
------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio (Initial class)/2/             0.73           0.00           0.19                0.92
------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Mutual Shares Securities Fund
 (class 2)                                                        0.60           0.25           0.19                1.04
------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap Fund (class 2)/3/                       0.53           0.25           0.23                1.01
------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund (class 2)/4/              0.80           0.25           0.05                1.10
------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Foreign Securities Fund (class 2)/3/             0.69           0.25           0.21                1.15
------------------------------------------------------------------------------------------------------------------------------
Liberty Variable Colonial U.S. Growth & Income Fund               0.80           0.00           0.16                0.96
------------------------------------------------------------------------------------------------------------------------------
Liberty Variable Trust Newport Tiger Fund                         0.90           0.00           0.41                1.31
------------------------------------------------------------------------------------------------------------------------------
Lincoln National Bond Fund                                        0.42           0.00           0.11                0.53
------------------------------------------------------------------------------------------------------------------------------
Lincoln National Money Market Fund                                0.45           0.00           0.09                0.54
------------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Emerging Growth Series (Initial
 class)/5/                                                        0.75           0.00           0.12                0.87
------------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Total Return (Initial class)/5/             0.75           0.00           0.15                0.90
------------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Total Return Series (Initial class)/5/      0.75           0.00           0.14                0.89
------------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Trust Utilities Series (Initial class)/5/         0.75           0.00           0.18                0.93
------------------------------------------------------------------------------------------------------------------------------
OCC Trust Global Equity Portfolio                                 0.80           0.00           0.40                1.20
------------------------------------------------------------------------------------------------------------------------------
OCC Trust Managed Portfolio                                       0.78           0.00           0.10                0.88
------------------------------------------------------------------------------------------------------------------------------
Scudder SVS Government Securities Portfolio                       0.55           0.00           0.05                0.60
------------------------------------------------------------------------------------------------------------------------------
Scudder SVS Small Cap Growth Portfolio                            0.65           0.00           0.03                0.68
------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index/6/                                   0.20           0.00           0.10                0.30
------------------------------------------------------------------------------------------------------------------------------

(1)For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for the expenses to the extent that total expenses would not exceed 0.85% REIT, Select Growth, Small Cap Value, Social Awareness, and Trend; 0.80% Large Cap Value, Devon, and High Yield; 0.95% International; and 1.50% Emerging Markets Series. Without such an arrangement, the total operating expenses would have been 0.73% Large Cap Value and 1.01% International for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, Delaware Management Company has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95% REIT, Small Cap Value, Trend; 0.90% Select Growth; 0.85% Social Awareness; 0.80% Large Cap Value, Devon, High Yield; 1.00% International; and 1.50% Emerging Markets. The expenses in the table have been re-stated to reflect the waiver and/or reimbursement in effect from May 1, 2002 through April 30, 2003.

(2)Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details.

(3)The manager had agreed in advance to make an estimated reduction of 0.08% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. Without this reduction, total expenses would have been 1.09% for Small Cap Fund and 1.23% for the Foreign Securities Fund.

(4)The Fund administration fee is paid indirectly through the management fee.

(5)Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.

   "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Expenses" would be lower for certain series and would equal: 0.86% for Emerging Growth Series; 0.88% for Total Return Series; and 0.92% for Utilities Series.

(6)Under the advisory Agreement with Deutsche Asset Management, Inc. (the "Advisor"), the fund will pay an advisory fee. This fee is accrued daily and paid monthly. The advisor has voluntarily undertaken to waive its fee and to reimburse the funds for certain expenses so that the fund's total operating expenses will not exceed 0.30% for the Equity 500 Index Fund. Without the reimbursement to the fund, total expenses would have been 0.31% for the Equity 500 Index Fund. These reimbursements will be terminated no earlier than December 31, 2002.

EXAMPLES
(expenses of the subaccounts and the funds)

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

These Examples assume that fee waivers/reimbursements will continue for the length of time shown in the Examples.

                                                                1 year 3 years 5 years 10 years
---------------------------------------------------------------------------------------------
AFIS Global Small Capitalization Fund (Class 2)                  $ 98   $136    $176     $309
---------------------------------------------------------------------------------------------
AFIS Growth Fund (Class 2)                                         93    122     154      265
---------------------------------------------------------------------------------------------
AFIS Growth-Income Fund (Class 2)                                  93    121     152      262
---------------------------------------------------------------------------------------------
AFIS International Fund (Class 2)                                  96    129     165      288
---------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund (Series I)                      96    129     165      287
---------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series I)                                    96    130     166      290
---------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund (Series I)                      98    135     174      306
---------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund (Series I)                            96    129     165      287
---------------------------------------------------------------------------------------------
Alliance Growth and Income Portfolio (Class B)                     96    131     168      293
---------------------------------------------------------------------------------------------
Alliance Growth Portfolio (Class B)                                98    137     177      312
---------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio (Class B)                       100    142     186      329
---------------------------------------------------------------------------------------------
Alliance Technology Portfolio (Class B)                           100    143     188      333
---------------------------------------------------------------------------------------------
Delaware VIP Devon Series (Standard Class)                         94    125     158      274
---------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series (Standard Class)             102    147     194      344
---------------------------------------------------------------------------------------------
Delaware VIP High Yield Series (Standard Class)                    95    127     162      281
---------------------------------------------------------------------------------------------
Delaware VIP International Value Equity Series (Standard Class)    97    133     172      301
---------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series (Standard Class)               94    124     156      270
---------------------------------------------------------------------------------------------
Delaware VIP REIT Series (Standard Class)                          96    130     167      291
---------------------------------------------------------------------------------------------
Delaware VIP Select Growth Series (Standard Class)                 96    130     166      290
---------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series (Standard Class)               96    129     165      288
..
---------------------------------------------------------------------------------------------
Delaware VIP Social Awareness Series (Standard Class)              96    129     165      287
---------------------------------------------------------------------------------------------
Delaware VIP Trend Series (Standard Class)                         96    130     167      292
---------------------------------------------------------------------------------------------
Dreyfus Variable Fund Small Cap Portfolio (Initial Class)          95    127     162      281
---------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio (Initial Class)            93    121     151      260
---------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio (Initial Class)     94    124     157      271
---------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio (Initial Class)                   94    124     156      270
---------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio (Initial Class)                 96    131     168      293
---------------------------------------------------------------------------------------------
FTVIPT Franklin Mutual Shares Securities Fund (Class 2)            98    134     174      305
---------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap Fund (Class 2)                           97    134     173      302
---------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund (Class 2)                  98    136     177      311
---------------------------------------------------------------------------------------------
FTVIPT Templeton Foreign Securities Fund (Class 2)                 99    138     179      316
---------------------------------------------------------------------------------------------
Liberty Variable Trust U.S. Growth & Income Fund                   97    132     170      297
---------------------------------------------------------------------------------------------
Liberty Variable Trust Newport Tiger Fund                         100    142     187      331
---------------------------------------------------------------------------------------------
Lincoln National Bond Fund                                         92    119     148      254
---------------------------------------------------------------------------------------------
Lincoln National Money Market Fund                                 93    119     149      255
---------------------------------------------------------------------------------------------
MFS(R) VIT Emerging Growth Series (Initial Class)                  96    129     166      289
---------------------------------------------------------------------------------------------
MFS(R) VIT Research Series (Initial Class)                         96    130     167      292
---------------------------------------------------------------------------------------------
MFS(R) VIT Total Return Series (Initial Class)                     96    130     167      291
---------------------------------------------------------------------------------------------
MFS(R) VIT Utilities Series (Initial Class)                        96    131     169      294
---------------------------------------------------------------------------------------------
OCC Trust Global Equity Portfolio                                  99    139     182      320
---------------------------------------------------------------------------------------------
OCC Trust Managed Portfolio                                        96    130     166      290
---------------------------------------------------------------------------------------------
Scudder VIT Government Securities Portfolio                        93    121     152      262
---------------------------------------------------------------------------------------------
Scudder VIT Small Cap Growth Portfolio                             94    124     156      270
---------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index                                       90    112     137      231
---------------------------------------------------------------------------------------------

If you do not surrender your contract, or if you annuitize, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return.

These Examples assume that fee waivers/reimbursements will continue for the length of time shown in the Examples.

                                                                1 year 3 years 5 years 10 years
-----------------------------------------------------------------------------------------------
AFIS Global Small Capitalization Fund (Class 2)                  $28     $86    $146     $309
-----------------------------------------------------------------------------------------------
AFIS Growth Fund (Class 2)                                        23      72     124      265
-----------------------------------------------------------------------------------------------
AFIS Growth-Income Fund (Class 2)                                 23      71     122      262
-----------------------------------------------------------------------------------------------
AFIS International Fund (Class 2)                                 26      79     135      288
-----------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund (Series I)                     26      79     135      287
-----------------------------------------------------------------------------------------------
AIM V.I. Growth Fund (Series I)                                   26      80     136      290
-----------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund (Series I)                     28      85     144      306
-----------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund (Series I)                           26      79     135      287
-----------------------------------------------------------------------------------------------
Alliance Growth and Income Portfolio (Class B)                    26      81     138      293
-----------------------------------------------------------------------------------------------
Alliance Growth Portfolio (Class B)                               28      87     147      312
-----------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio (Class B)                       30      92     156      329
-----------------------------------------------------------------------------------------------
Alliance Technology Portfolio (Class B)                           30      93     158      333
-----------------------------------------------------------------------------------------------
Delaware VIP Devon Series (Standard Class)                        24      75     128      274
-----------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series (Standard Class)             32      97     164      344
-----------------------------------------------------------------------------------------------
Delaware VIP High Yield Series (Standard Class)                   25      77     132      281
-----------------------------------------------------------------------------------------------
Delaware VIP International Value Equity Series (Standard Class)   27      83     142      301
-----------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series (Standard Class)              24      74     126      270
-----------------------------------------------------------------------------------------------
Delaware VIP REIT Series (Standard Class)                         26      80     137      291
-----------------------------------------------------------------------------------------------
Delaware VIP Select Growth Series (Standard Class)                26      80     136      290
-----------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series (Standard Class)              26      79     135      288
-----------------------------------------------------------------------------------------------
Delaware VIP Social Awareness Series (Standard Class)             26      79     135      287
-----------------------------------------------------------------------------------------------
Delaware VIP Trend Series (Standard Class)                        26      80     137      292
-----------------------------------------------------------------------------------------------
Dreyfus Variable Fund Small Cap Portfolio (Initial Class)         25      77     132      281
-----------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio (Initial Class)           23      71     121      260
-----------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities Portfolio (Initial Class)    24      74     127      271
-----------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio (Initial Class)                  24      74     126      270
-----------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio (Initial Class)                26      81     138      293
-----------------------------------------------------------------------------------------------
FTVIPT Franklin Mutual Shares Securities Fund (Class 2)           28      84     144      305
-----------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap Fund (Class 2)                          27      84     143      302
-----------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund (Class 2)                 28      86     147      311
-----------------------------------------------------------------------------------------------
FTVIPT Templeton Foreign Securities Fund (Class 2)                29      88     149      316
-----------------------------------------------------------------------------------------------
Liberty Variable Trust U.S. Growth & Income Fund                  27      82     140      297
-----------------------------------------------------------------------------------------------
Liberty Variable Trust Newport Tiger Fund                         30      92     157      331
-----------------------------------------------------------------------------------------------
Lincoln National Bond Fund                                        22      69     118      254
-----------------------------------------------------------------------------------------------
Lincoln National Money Market Fund                                23      69     119      255
-----------------------------------------------------------------------------------------------
MFS(R) VIT Emerging Growth Series (Initial Class)                 26      79     136      289
-----------------------------------------------------------------------------------------------
MFS(R) VIT Research Series (Initial Class)                        26      80     137      292
-----------------------------------------------------------------------------------------------
MFS(R) VIT Total Return Series (Initial Class)                    26      80     137      291
-----------------------------------------------------------------------------------------------
MFS(R) VIT Utilities Series (Initial Class)                       26      81     139      294
-----------------------------------------------------------------------------------------------
OCC Trust Global Equity Portfolio                                 29      89     152      320
-----------------------------------------------------------------------------------------------
OCC Trust Managed Portfolio                                       26      80     136      290
-----------------------------------------------------------------------------------------------
Scudder VIT Government Securities Portfolio                       23      71     122      262
-----------------------------------------------------------------------------------------------
Scudder VIT Small Cap Growth Portfolio                            24      74     126      270
-----------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index                                      20      62     107      231
-----------------------------------------------------------------------------------------------

The expense tables reflect expenses of the VAA as well as expenses of the funds. We provide these examples to help you understand the direct and indirect costs and expenses of the contract. These Examples assume that fee waivers/reimbursements will continue for the length of time shown in the Examples.

For more information, see Charges and other deductions in this Prospectus, and in the Prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts--Income4Life(R) Solution for IRA contracts and Annuity Payouts--including Income4Life(R) Solution (non-qualified contracts only). These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract am I buying? It is an individual annuity contract between you and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See The contracts. The contract and certain riders, benefits, service features and enhancements, may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account (VAA).

What are my investment choices? Based upon your instruction, the VAA applies purchase payments to buy shares in one or more of the investment options: See Investments of the variable annuity account--Description of Funds.

Who invests purchase payments? Several different investment advisers manage the investment options. See Investments of the variable annuity account--Investment advisers.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you later decide to receive retirement income payments, your accumulation units are converted to annuity units. Your retirement income payments will be based on the number of annuity units you received and the value of each annuity unit on payout days. See Charges and other deductions--The contracts.

What charges do I pay under contract? If you withdraw contract value, you pay a surrender or withdrawal charge which may range from 0% to 7% of the surrendered or withdrawn Purchase Payments, depending upon how many contract years those payments have been in the contract. We may waive surrender charges in certain situations. See Charges and other deductions--Surrender charge.

We charge an account fee of $35 per contract year if the contract value is less than $100,000.

We reserve the right to charge a $10 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging and automatic rebalancing program transfers.

The surrender or transfer of value from a fixed account guaranteed period may be subject to a market value adjustment (MVA). See Fixed side of the contract.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We apply a charge to the daily net asset value of the VAA. This charge consists of a mortality and expense risk charge equal to an annual rate of 1.25%, and if the EEB Rider is in effect 1.45%. There is an administrative charge of 0.15% in addition to both of the above mortality and expense risk charge. See Charges and other deductions.

The fund's investment management fees, expenses and expense limitations, if applicable, are more fully described in the Prospectuses for the funds.

Charges may also be imposed during the regular income or annuity payout period. See The contracts and annuity payouts.

For more information about the compensation we pay for sales of the contracts, see The contracts--Commissions.

What purchase payments do I make, and how often? Subject to minimum and maximum purchase payment amounts, your purchase payments are completely flexible. See The contracts--Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts--Annuity Options.

Remember that participants in the VAA benefit from any gain, and take a risk of any loss in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive the enhanced guaranteed minimum death benefit or the EEB Rider, depending on which death benefit is in effect at the time of your death. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts--Death benefit and see Income4Life(R) Solution (IRA).

May I transfer contract value among variable options and between the fixed side and variable side of the contract? Yes, with certain limits. See The contracts--Transfers between subaccounts on or before the annuity commencement date; Transfers after the annuity commencement date; and Transfers to and from a Fixed Account on or before the annuity commencement date.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts--Surrenders and withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or withdrawal may also be subject to 20% withholding. See Federal tax matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first received the contract. You need to return the contract, postage prepaid, to our home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return privilege.

Condensed financial information

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the Lincoln ChoicePlus subaccounts for the following periods ended December 31, come from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.

                                                                                                          2001
                                                                                                -------------------------
                                                                  *1998       1999       2000   With EEB      Without EEB
-------------------------------------------------------------------------------------------------------------------------
AFIS Global Small Capitalization Fund Accumulation unit value
.. Beginning of period..........................................     N/A        N/A    $10.000    $10.000        $ 6.920
.. End of period................................................                         6.920**   11.134/(2)/     5.946
Number of accumulation units
.. End of period (000s omitted).................................                           681          2          1,070
-------------------------------------------------------------------------------------------------------------------------
AFIS Growth Fund Accumulation unit value
.. Beginning of period..........................................     N/A        N/A    $10.000    $10.000        $ 9.691
.. End of period................................................                         9.691**   10.820/(2)/     7.821
Number of accumulation units
.. End of period (000s omitted).................................                         2,861         20          7,187
-------------------------------------------------------------------------------------------------------------------------
AFIS Growth-Income Fund Accumulation unit value
.. Beginning of period..........................................     N/A        N/A    $10.000    $10.000        $11.279
.. End of period................................................                        11.279**   10.535/(2)/    11.407
Number of accumulation units
.. End of period (000s omitted).................................                         1,269         48          4,314
-------------------------------------------------------------------------------------------------------------------------
AFIS International Fund Accumulation unit value
.. Beginning of period..........................................     N/A        N/A    $10.000    $10.000        $ 6.845
.. End of period................................................                         6.845**   10.224/(2)/     5.407
Number of accumulation units
.. End of period (000s omitted).................................                         1,914          3          3,660
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund Accumulation unit value
.. Beginning of period..........................................     N/A        N/A    $10.000    $10.000        $ 8.346
.. End of period................................................                         8.346**   11.723/(3)/     6.314
Number of accumulation units
.. End of period (000s omitted).................................                         1,155          3          2,028
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund Accumulation unit value
.. Beginning of period.......................................... $10.000    $11.112    $14.816    $10.000        $11.616
.. End of period................................................  11.112     14.816     11.616     10.683/(3)/     7.573
Number of accumulation units
.. End of period (000s omitted).................................      25      1,650      3,056          4          3,117
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund Accumulation unit value
.. Beginning of period.......................................... $10.000    $10.278    $15.710    $10.000        $11.401
.. End of period................................................  10.278     15.710     11.401     10.620/(1)/     8.597
Number of accumulation units
.. End of period (000s omitted).................................       7        686      1,579          0          1,503
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund Accumulation unit value
.. Beginning of period.......................................... $10.000    $10.937    $14.003    $10.000        $11.786
.. End of period................................................  10.937     14.003     11.786     10.570/(2)/    10.162
Number of accumulation units
.. End of period (000s omitted).................................      37      3,157      5,998          9          6,509
-------------------------------------------------------------------------------------------------------------------------
Alliance VP Growth Portfolio Accumulation unit value
.. Beginning of period..........................................     N/A        N/A    $10.000    $10.000        $ 8.652
.. End of period................................................                         8.652**   11.975/(1)/     6.514
Number of accumulation units
.. End of period (000s omitted).................................                           308          0            652
-------------------------------------------------------------------------------------------------------------------------
Alliance VP Growth and Income Portfolio Accumulation unit value
.. Beginning of period..........................................     N/A        N/A    $10.000    $10.000        $12.485
.. End of period................................................                        12.485**   10.350/(2)/    12.330
Number of accumulation units
.. End of period (000s omitted).................................                           763         12          2,870
-------------------------------------------------------------------------------------------------------------------------
Alliance VP Premier Growth Portfolio Accumulation unit value
.. Beginning of period..........................................     N/A        N/A    $10.000    $10.000        $ 8.941
.. End of period................................................                         8.941**   11.007/(2)/     7.282
Number of accumulation units
.. End of period (000s omitted).................................                           903          3          1,902
-------------------------------------------------------------------------------------------------------------------------
Alliance VP Technology Portfolio Accumulation unit value
.. Beginning of period..........................................     N/A        N/A    $10.000    $10.000        $ 6.961
.. End of period................................................                         6.961**   12.876/(1)/     5.117
Number of accumulation units
.. End of period (000s omitted).................................                         1,904          0          2,652
-------------------------------------------------------------------------------------------------------------------------

                                                                                                                 2001
                                                                                                       ------------------------
                                                                         *1998       1999       2000   With EEB     Without EEB
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Devon Series Accumulation unit value
.. Beginning of period................................................. $10.000    $10.313    $ 9.138   $10.000        $ 7.952
.. End of period.......................................................  10.313      9.138      7.952    11.476/(1)/     7.120
Number of accumulation units
.. End of period (000s omitted)........................................      44        975        690         0            559
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series Accumulation unit value
.. Beginning of period................................................. $10.000    $ 9.268    $13.551   $10.000        $10.208
.. End of period.......................................................   9.268     13.551     10.208    11.484/(3)/    10.598
Number of accumulation units
.. End of period (000s omitted)........................................       2         99        176         0            186
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series Accumulation unit value
.. Beginning of period................................................. $10.000    $ 9.970    $ 9.575   $10.000        $ 7.902
.. End of period.......................................................   9.970      9.575      7.902    10.331/(1)/     7.472
Number of accumulation units
.. End of period (000s omitted)........................................      41        637        961         0          1,213
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP International Value Equity Series Accumulation unit value
.. Beginning of period................................................. $10.000    $10.152    $11.574   $10.000        $11.474
.. End of period.......................................................  10.152     11.574     11.474    10.964/(1)/     9.862
Number of accumulation units
.. End of period (000s omitted)........................................       2        314        208         0            172
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series Accumulation unit value
.. Beginning of period................................................. $10.000    $10.021    $ 9.580   $10.000        $10.517
.. End of period.......................................................  10.021      9.580     10.517    10.327/(2)/     9.968
Number of accumulation units
.. End of period (000s omitted)........................................      23        806      1,148         4          1,478
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series Accumulation unit value
.. Beginning of period................................................. $10.000    $10.119    $ 9.718   $10.000        $12.585
.. End of period.......................................................  10.119      9.718     12.585    10.734/(3)/    13.501
Number of accumulation units
.. End of period (000s omitted)........................................       9         73        296         2            610
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth Series Accumulation unit value
.. Beginning of period.................................................     N/A        N/A    $10.000   $10.000        $ 7.221
.. End of period.......................................................                         7.221**  12.223/(1)/     5.427
Number of accumulation units
.. End of period (000s omitted)........................................                         1,449         0          2,187
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series Accumulation unit value
.. Beginning of period................................................. $10.000    $10.489    $ 9.841   $10.000        $11.468
.. End of period.......................................................  10.489      9.841     11.468    10.992/(2)/    12.648
Number of accumulation units
.. End of period (000s omitted)........................................      17        319        625         3          1,319
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Social Awareness Series Accumulation unit value
.. Beginning of period................................................. $10.000    $10.659    $11.870   $10.000        $10.607
.. End of period.......................................................  10.659     11.870     10.607    11.535/(1)/     9.462
Number of accumulation units
.. End of period (000s omitted)........................................      55        611        715         0            635
-------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series Accumulation unit value
.. Beginning of period................................................. $10.000    $10.854    $18.224   $10.000        $16.751
.. End of period.......................................................  10.854     18.244     16.751    11.350/(2)/    13.984
Number of accumulation units
.. End of period (000s omitted)........................................       7        878      3,206         5          3,573
-------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Fund Small Cap Portfolio Accumulation unit value
.. Beginning of period................................................. $10.000    $10.715    $13.012   $10.000        $14.539
.. End of period.......................................................  10.715     13.012     14.539    11.685         13.459
Number of accumulation units
.. End of period (000s omitted)........................................      13        296        418         0            292
-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio Accumulation unit value
.. Beginning of period................................................. $10.000    $10.101    $10.588   $10.000        $11.320
.. End of period.......................................................  10.101     10.588     11.320    10.304/(2)/    10.609
Number of accumulation units
.. End of period (000s omitted)........................................      37      1,473      2,578         6          3,121
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                2001
                                                                                                      ------------------------
                                                                        *1998       1999       2000   With EEB     Without EEB
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio Accumulation unit value
.. Beginning of period................................................ $10.000    $10.605    $14.360   $10.000        $12.605
.. End of period......................................................  10.605     14.360     12.605    11.426/(3)/    10.236
Number of accumulation units
.. End of period (000s omitted).......................................      43      2,654      4,708         2          4,843
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio Accumulation unit value
.. Beginning of period................................................ $10.000    $10.106    $14.210   $10.000        $11.335
.. End of period......................................................  10.106     14.210     11.335    10.871/(3)/     8.811
Number of accumulation units
.. End of period (000s omitted).......................................      13        628      1,062         0            897
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio Accumulation unit value
.. Beginning of period................................................ $10.000    $10.389    $10.677   $10.000        $ 8.732
.. End of period......................................................  10.389     10.677      8.732    11.350/(1)/     7.369
Number of accumulation units
.. End of period (000s omitted).......................................      64      1,770      2,468         0          2,188
------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Mutual Shares Securities Fund Accumulation unit value
.. Beginning of period................................................     N/A        N/A    $10.000   $10.000        $12.112
.. End of period......................................................                        12.112**  10.066/(2)/    12.785
Number of accumulation units
.. End of period (000s omitted).......................................                           153        19          1,130
------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap Fund Accumulation unit value
.. Beginning of period................................................     N/A        N/A    $10.000   $10.000        $ 7.540
.. End of period......................................................                         7.540**  12.298/(1)/     6.301
Number of accumulation units
.. End of period (000s omitted).......................................                           834         4          1,471
------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Foreign Securities Fund Accumulation unit value
.. Beginning of period................................................     N/A        N/A    $10.000   $10.000        $10.016
.. End of period......................................................                        10.016**  10.882/(1)/     8.296
Number of accumulation units
.. End of period (000s omitted).......................................                           217         0            450
------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund Accumulation unit value
.. Beginning of period................................................     N/A        N/A    $10.000   $10.000        $11.029
.. End of period......................................................                        11.029**  11.172/(1)/    10.733
Number of accumulation units
.. End of period (000s omitted).......................................                           155         2            376
------------------------------------------------------------------------------------------------------------------------------
Liberty Variable Trust Newport Tiger Fund Accumulation unit value
.. Beginning of period................................................ $10.000    $ 9.923    $16.441   $10.000        $13.678
.. End of period......................................................   9.923     16.441     13.678    10.573/(2)/    10.995
Number of accumulation units
.. End of period (000s omitted).......................................       2        186        479         0            428
------------------------------------------------------------------------------------------------------------------------------
Liberty Variable Trust U.S. Growth & Income Fund Accumulation unit value
.. Beginning of period................................................ $10.000    $10.395    $11.436   $10.000        $11.686
.. End of period......................................................  10.395     11.436     11.686    10.742/(1)/    11.453
Number of accumulation units
.. End of period (000s omitted).......................................       2        388        513         0            498
------------------------------------------------------------------------------------------------------------------------------
Lincoln National Bond Fund Accumulation unit value
.. Beginning of period................................................ $10.000    $10.095    $ 9.631   $10.000        $10.530
.. End of period......................................................  10.095      9.631     10.530    10.101/(2)/    11.334
Number of accumulation units
.. End of period (000s omitted).......................................      46      1,260      2,348        15          5,439
------------------------------------------------------------------------------------------------------------------------------
Lincoln National Money Market Fund Accumulation unit value
.. Beginning of period................................................ $10.000    $10.034    $10.364   $10.000        $10.840
.. End of period......................................................  10.034     10.364     10.840    10.029/(2)/    11.119
Number of accumulation units
.. End of period (000s omitted).......................................     348      1,721      2,790        27          5,801
------------------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series Accumulation unit value
.. Beginning of period................................................ $10.000    $11.242    $19.557   $10.000        $15.504
.. End of period......................................................  11.242     19.557     15.504    12.135/(1)/    10.169
Number of accumulation units
.. End of period (000s omitted).......................................       6      1,212      2,396         0          2,292
------------------------------------------------------------------------------------------------------------------------------

                                                                                                      2001
                                                                                            ------------------------
                                                                      *1998    1999    2000 With EEB     Without EEB
--------------------------------------------------------------------------------------------------------------------
MFS VIT Research Series Accumulation unit value
.. Beginning of period.............................................. $10.000 $10.586 $12.928 $10.000        $12.130
.. End of period....................................................  10.586  12.928  12.130  11.136/(3)/     9.419
Number of accumulation units
.. End of period (000s omitted).....................................       8     631   1,219       0          1,471
--------------------------------------------------------------------------------------------------------------------
MFS VIT Total Return Series Accumulation unit value
.. Beginning of period.............................................. $10.000 $10.136 $10.303 $10.000        $11.787
.. End of period....................................................  10.136  10.303  11.787  10.288/(2)/    11.652
Number of accumulation units
.. End of period (000s omitted).....................................      51   1,271   2,206      12          3,653
--------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Series Accumulation unit value
.. Beginning of period.............................................. $10.000 $10.244 $13.213 $10.000        $13.950
.. End of period....................................................  10.244  13.213  13.950   9.375/(2)/    10.426
Number of accumulation units
.. End of period (000s omitted).....................................      67   1,277   3,278       3          3,697
--------------------------------------------------------------------------------------------------------------------
OCC Trust Global Equity Portfolio Accumulation unit value
.. Beginning of period.............................................. $10.000 $10.062 $12.554 $10.000        $12.961
.. End of period....................................................  10.062  12.554  12.961  10.499/(1)/    11.015
Number of accumulation units
.. End of period (000s omitted).....................................      11     294     403       0            337
--------------------------------------------------------------------------------------------------------------------
OCC Trust Managed Portfolio Accumulation unit value
.. Beginning of period.............................................. $10.000 $ 9.815 $10.162 $10.000        $10.997
.. End of period....................................................   9.815  10.162  10.997  10.314/(1)/    10.312
Number of accumulation units
.. End of period (000s omitted).....................................       4     541     626       0            570
--------------------------------------------------------------------------------------------------------------------
Scudder SVS Small Cap Growth Portfolio Accumulation unit value
.. Beginning of period.............................................. $10.000 $11.014 $14.602 $10.000        $12.857
.. End of period....................................................  11.014  14.602  12.857  12.225/(1)/     9.026
Number of accumulation units
.. End of period (000s omitted).....................................       4     405     513       0            370
--------------------------------------------------------------------------------------------------------------------
Scudder SVS Government Securities Portfolio Accumulation unit value
.. Beginning of period.............................................. $10.000 $10.032 $ 9.962 $10.000        $10.897
.. End of period....................................................  10.032   9.962  10.897  10.022/(1)/    11.549
Number of accumulation units
.. End of period (000s omitted).....................................      77   1,219   1,480       0          1,599
--------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund Accumulation unit value
.. Beginning of period.............................................. $10.000 $10.353 $12.299 $10.000        $11.008
.. End of period....................................................  10.353  12.299  11.008  10.491/(2)/     9.533
Number of accumulation units
.. End of period (000s omitted).....................................      91   3.772   5,910      12          6,274
--------------------------------------------------------------------------------------------------------------------

*These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts (November 20, 1998) through December 31, 1998.

**These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts (February 22, 2000) through December 31, 2000.

(1) Commenced business on 9/19/01 with an initial unit value of $10.

(2) Commenced business on 9/10/01 with an initial unit value of $10.

(3) Commenced business on 9/17/01 with an initial unit value of $10.

All numbers less than 1,000 were rounded down to zero.

Investment results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The Money Market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any subaccount investing in a money market fund that may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance. See the SAI for further information.

Financial statements

The financial statements of the VAA and the statutory-basis financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the enclosed card, or call 1-888-868-2583.

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

Variable annuity account (VAA)

On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. Lincoln Life is the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are Lincoln Life's. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this Prospectus. The other annuity contracts supported by the VAA invest in the same portfolios of the fund as the contracts described in this Prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccount, and they offer different benefits.

Investments of the variable annuity account

You decide the subaccount(s) to which you allocate purchase payments. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The fund is required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment advisers
The investment advisers of the funds are:

AIM Variable Insurance Funds, ("AIM V.I. Funds"), managed by AIM Advisors, Inc.

Alliance Variable Products Series Fund is managed by Alliance Capital Management, L.P.

American Funds Insurance Series is managed by Capital Research and Management Company.

Delaware VIP Trust ("Delaware VIP"), managed by Delaware Management Company. The International Equity and Emerging Markets Series are managed by Delaware International Advisers Ltd.

Dreyfus Variable Investment Fund ("Dreyfus Variable Fund") managed by The Dreyfus Corporation.

Variable Insurance Products Fund ("Fidelity VIP") managed by Fidelity Management & Research Company.

Franklin Templeton Variable Insurance Products Trust--Franklin Small Cap is managed by Franklin Advisers, Inc.; Mutual Shares Securities is managed by Franklin Mutual Advisers, LLC; Templeton Growth Securities is managed by Templeton Global Advisors Limited; Templeton Foreign Securities is managed by Templeton Investment Counsel, LLC.

Liberty Variable Investment Trust ("Liberty Variable Trust") managed by Liberty Advisory Series Corp., and sub-advised by Colonial Management Associates, Inc. and Newport Fund Management, Inc.

Lincoln National Bond Fund, Inc., and Lincoln National Money Market Fund, Inc., managed by Delaware Management Company.*

MFS--Variable Insurance Trust ("MFS Variable Trust") managed by Massachusetts Financial Services Company.

OCC Accumulation Trust ("OCC Trust") managed by OpCap Advisors.

Scudder Variable Series ("Scudder SVS") managed by Deutsche Investment Management (Americas), Inc.

Scudder VIT Funds managed by Deutsche Asset Management Inc.

*Delaware Management Companies is a series of Delaware Management Business Trust, a registered investment adviser. Prior to May 1, 2002, the Fund was advised by Delaware Lincoln Investment Advisers, which is another series of the Trust and part of the same investment advisory firm.

As compensation for their services to the fund, the investment advisers receive a fee from the fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under the Purchase and Redemption of Shares, in the Prospectus for the fund.

With respect to a fund, the adviser and/or distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administrative, distribution, or other services. We may also receive 12b-1 fees from funds. Some funds may compensate us more than other funds. It is anticipated that such compensation will be based on assets of the particular Fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate). As of the date of this Prospectus, we were receiving compensation from each fund company.

The funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies (mixed funding) issued through separate accounts of Lincoln Life and other life insurance companies (shared funding). The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. Nevertheless, the fund's Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.

Description of the funds
Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser.

We currently anticipate closing and replacing the following funds during the fourth quarter of 2002:

AIM VI Capital Appreciation Fund with AFIS Growth Fund (Class 2)
Alliance VPS Growth Portfolio-Class B with AFIS Growth Fund (Class 2)
Colonial U.S. Growth & Income Fund* with AFIS Growth-Income Fund (Class 2) Delaware VIP Devon Series* Standard Class with AFIS Growth-Income Fund (Class 2) Delaware VIP Emerging Markets Series-Standard Class with AFIS International
Fund (Class 2)
Delaware VIP Select Growth Series-Standard Class with AFIS Growth Fund (Class 2) Fidelity Growth Opportunities Portfolio-Initial Class with Scudder VIT Equity 500 Index Fund
FTVIPT Franklin VIT Mutual Shares Securities Fund (Class 2) with AFIS Growth-Income Fund (Class 2)
MFS Research Series-Initial Class with AFIS Growth Fund (Class 2)
Newport Tiger Fund with AFIS International Fund (Class 2)
OCC Global Equity Portfolio* with AFIS International Fund (Class 2)
OCC Managed Portfolio* with AFIS Growth-Income Fund (Class 2)
Scudder SVS Government Securities* Portfolio with Lincoln National Bond Fund,
Inc.
FTVIPT Franklin VIT Templeton Foreign Securities Fund (Class 2) with AFIS International Fund (Class 2)

We also currently anticipate closing and replacing the Dreyfus Variable Fund Small Cap Portfolio*, Delaware VIP Social Awareness, Delaware VIP
International* & the Scudder SVS Small Cap Growth Portfolio* during the fourth quarter of 2002. We will provide information regarding the new funds that will replace these funds once that information becomes available.

*This fund is already closed to contracts issued on or after February 22, 2000.

Following are brief summaries of the investment objectives and policies of the funds. Each fund is subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current Prospectus for the fund which accompanies this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

AIM V.I. Capital Appreciation Fund: Seeks growth of capital through investment in common stocks.

AIM V.I. Growth Fund: Seeks growth of capital.

AIM V.I. International Growth Fund: Seeks to provide long-term growth of capital.

AIM V.I. Premier Equity Fund: Seeks to achieve long-term growth of capital. Income is a secondary objective.

Alliance Premier Growth Portfolio: Seeks long-term growth of capital by pursuing aggressive investment policies. The portfolio invests predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Alliance Growth and Income Portfolio: Seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The portfolio also may invest in fixed-income securities and convertible securities.

Alliance Growth Portfolio: Seeks to provide long-term growth of capital. Current income is only an incidental consideration. The portfolio invests primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

Alliance Technology Portfolio: Seeks to emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The portfolio may seek income by writing listed call options. The portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).

AFIS Global Small Capitalization Fund: Seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations

AFIS Growth Fund: Seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

AFIS International Fund: Seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

AFIS Growth-Income Fund: Seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.

Delaware VIP Large Cap Value Series: Seeks capital appreciation with current income as a secondary objective. Under normal circumstances, at least 80% of the Series' net assets will be in investments of large cap companies. Management considers buying a stock when they be- lieve it is undervalued and has the potential to increase in price as the market realizes its true value.

Delaware VIP High Yield Series: Seeks total return and, as a secondary objective, high current income. Under normal circumstances, the Series will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality.

Delaware VIP Devon Series: Seeks total return by investing primarily in common stocks that the Investment Manager believes have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency.

Delaware VIP Emerging Markets Series: Seeks long-term capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in emerging market issuers.

Delaware VIP International Value Equity Series: Seeks long-term growth without undue risk to principal by investing primarily in foreign-company stocks with the potential for capital appreciation and income. Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities. The Series invests primarily in issuers located outside the United States.

Delaware VIP REIT Series: Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective by investing in the securities of companies primarily engaged in the real estate industry.

Delaware VIP Select Growth Series: Seeks long-term capital appreciation by primarily investing in common stocks of companies which the manager believes have the potential for high earnings growth. Companies of any size are considered, as long as they are larger than $300 million in market capitalization.

Delaware VIP Small Cap Value Series: Seeks capital appreciation by investing primarily in stocks of small cap companies whose market values appear low relative to underlying value or future earnings and growth potential.

Delaware VIP Social Awareness Series: Seeks long-term capital appreciation by investing primarily in stocks of mid-size and large companies that meet certain socially responsible criteria. Under normal circumstances, at least 80% of the Series' net assets will be in investments of companies that meet certain socially responsible criteria.

Delaware VIP Trend Series: Seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth.

Dreyfus Variable Fund Small Cap Portfolio: Seeks to maximize capital appreciation by investing primarily in common stocks of domestic and foreign issuers with market capitalizations of less than $1.5 billion at time of purchase. The portfolio manager seeks companies believed to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisitions.

Fidelity VIP Equity-Income Portfolio: Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).

Fidelity VIP Growth Portfolio: Seeks long-term capital appreciation. The portfolio normally purchases common stocks.

Fidelity VIP Overseas Portfolio: Seeks long-term growth of capital by investing primarily in foreign securities.

Fidelity VIP Growth Opportunities Portfolio: Seeks capital growth by investing primarily in common stocks.

FTVIPT Franklin Small Cap Fund: Seeks long-term capital growth. Invests primarily in equity securities of U.S. small cap companies, with market cap values not exceeding (1) $1.5 billion, or (2) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase. The fund may continue to hold an investment for further capital growth opportunities even if the company is no longer considered a small cap company.

FTVIPT Franklin Mutual Shares Securities Fund: Seeks capital appreciation with income as a secondary goal. Invests primarily in equity and debt securities, including high yield, lower-rated securities, of domestic and foreign companies that the manager believes are undervalued. Investments include securities of small capitalization companies, undervalued stocks, restructuring companies and distressed companies.

FTVIPT Templeton Growth Securities Fund: Seeks long-term capital growth. Invests primarily in equity securities of companies of any nation, including those in the U.S. and emerging markets.

FTVIPT Templeton Foreign Securities Fund: Seeks long-term capital growth. Invests primarily in equity securities of companies outside the United States, including those in emerging markets.

Liberty Variable Trust Colonial U.S. Growth & Income Fund: Seeks long-term growth and income by investing primarily in dividend-paying stocks of large companies diversified across all sectors of the U.S. equities market, with the added income benefit of high quality bonds.

Liberty Variable Trust Newport Tiger Fund: Seeks long-term growth by investing primarily in the stocks of high quality international companies located in the ten "Tigers" of Asia: Hong Kong, The Peoples Republic of China, Singapore, Malaysia, Thailand, Indonesia, India, The Philippines, South Korea and Taiwan.

Lincoln National Bond Fund: Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium- and long-term corporate and government bonds.

Lincoln National Money Market Fund: Seeks maximum current income consistent with the preservation of capital. The fund invests in high quality short-term obligations issued by U.S. corporations; the U.S. Government; and federally chartered banks and U.S. branches of foreign banks.

MFS Variable Trust Emerging Growth Series: Seeks to provide long-term growth by investing primarily in the common stocks of companies the managers believe are in the early stages of their life cycle but which have the potential to become major enterprises.

MFS Variable Trust Research Series: Seeks long-term growth and future income by investing primarily in equity companies believed to possess better than average prospects for long-term growth. A committee of investment research analysts selects the securities for the fund, with individual analysts responsible for choosing securities within an assigned industry.

MFS Variable Trust Total Return Series: Seeks mainly to provide above-average income consistent with the prudent employment of capital and to provide a reasonable opportunity for capital growth and income. The fund invests in a broad range of securities, including short-term obligations, and may be diversified not only by company and industry, but also by security type.

MFS Variable Trust Utilities Series: Seeks capital growth and current income by investing the majority of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

OCC Trust Global Equity Portfolio: Seeks long-term growth through a global investment strategy primarily involving equity securities.

OCC Trust Managed Portfolio: Seeks capital growth over time by investing in varying percentages of common stocks, bonds and cash equivalents. The percentage of the fund allocated to the different asset classes will vary based on the manager's assessment of the relative outlook for each investment.

Scudder SVS Small Cap Growth Portfolio: Seeks maximum appreciation of investor's capital from a portfolio primarily of growth stocks of smaller companies.

Scudder SVS Government Securities Portfolio: Seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. government securities.

Scudder VIT Equity 500 Index Fund: Seeks to match the performance of the stock market as represented by Standard & Poor's 500 Index, before fund expenses.

Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

Reinvestment of dividends and capital gain distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to add, delete and substitute series and/or funds within the VAA. We may also add, delete, or substitute series or funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investments of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance written notice.

Charges and other
deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing and automatic withdrawal services, See Additional Services and SAI for more information on these programs), maintaining records, administering annuity payouts, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone and electronic fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that more owners than expected will qualify for waivers of the surrender charge; and the risk that our costs in providing the services will exceed our revenues from the contract charges (which we cannot change). The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the accounts. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Deductions from the VAA for Lincoln ChoicePlus
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.40% of the average daily net assets. The charge consists of a 0.15% administrative charge and a 1.25% mortality and expense risk charge. If you elected the EEB Rider, the charge will be 1.60% consisting of a mortality and expense risk charge of 1.45% and an administrative charge of 0.15%.

Surrender charge
A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:

                                             Number of complete
                                             contract years that a
                                             purchase payment
                                             has been invested
             -----------------------------------------------------
                                   Less than
                                    One year              At Least
             Surrender charge as a        7%        1 2 3 4 5 6 7+
               percentage of the                     6 5 4 3 2 1 0
               surrendered or
               withdrawn purchase
               payments

(An account fee will be deducted and any market value adjustment will be made before the deduction of the surrender charge.)

A surrender charge does not apply to:

 1.A surrender or withdrawal of purchase payments that have been invested for at least seven full contract years;

 2.Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of purchase payments;

 3.Electing an annuity option available within the contract;

 4.When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;

 5.A surrender amount equal to a maximum of 75% of the contract value as a result of 180 days of continuous confinement of the contractowner in an accredited nursing home or equivalent health care facility subsequent to the effective date of the contract;

 6.A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant.

 7.A surrender of a contract or withdrawal of contract value of a contract issued to employees and registered representatives of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona-fide full-time employees of Lincoln Financial Group, or any of the investment advisers of the funds currently being offered or any of their affiliated or managed companies (based upon contractowner's status at the time the contract was purchased), provided the contract was not issued with the assistance of a sales representative under contract with Lincoln Life.

 8.Contract value applied to calculate the benefit amount under any annuity payout option made available by Lincoln Life.

 9.Periodic payments made under any annuity payout option made available by Lincoln Life.

10.Regular income payments made under Income4Life(R) Solution.

For purposes of calculating the surrender charge on withdrawals on contracts where the contractowner is not a Charitable Remainder Trust, Lincoln Life assumes that:

a.the free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

b.Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) until exhausted; then

  2.from earnings.

c.On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  2.from earnings until exhausted; then

  3.from purchase payments (on a FIFO basis) to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased.

In some states paragraph c does not apply and paragraph b continues to apply after the seventh anniversary of the contract.

For purposes of calculating the surrender charge on withdrawals on contracts where the contractowner is a Charitable Remainder Trust, Lincoln Life assumes that:

a.the free amount will be withdrawn from purchase payments on a FIFO basis.

b.Any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1.from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  2.from earnings until exhausted; then

  3.from purchase payments (on a FIFO basis) to which a surrender charge still applies.

The surrender charge is calculated separately for each contract year's purchase payments to which a charge applies. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.

Account fee
During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required. The account fee will be waived for any contract with a contract value that is greater than $100,000. There is no account fee on contracts issued to employees or selling group members.

Transfer fee
We reserve the right to impose a $10 fee for the 13th and each additional transfer during any contract year. Automatic dollar-cost averaging, cross reinvestment and portfolio rebalancing transfers are not included as transfers for purposes of calculating the transfer fee.

Rider charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. See the rider for any applicable fee or expense.

Deductions for premium taxes
Any premium tax or other tax levied by any government entity as a result of the existence of the contracts of the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administration interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from 0% to 5%.

Other charges and deductions
Charges may also be imposed during the regular income and annuity payout period. See Income4Life(R) Solutions (IRA) and (Non-Qualified) and Annuity payouts.

There are deductions from and expenses paid out of the assets of the underlying fund that are more fully described in the Prospectus for the fund. Among those deductions and expenses are 12b-1 fees which reimburse Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional information
The administrative and surrender charges and the account fees described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economics associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstance which reduce distribution or administrative expenses. The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the contracts.

When a completed application and all other information necessary for processing a purchase order is received at our home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, the initial purchase payment must be priced within two business days.

Who can invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The contractowner cannot be older than age 90 at the time of application. The maximum annuitization age is 90.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth. Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract. Surrender charges may be imposed on your exist ing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into a new contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.

Purchase Payments
Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000 for nonqualified contracts and Section 403(b) transfers/rollovers to IRAs; and $2,000 for qualified contracts. The minimum annual amount for additional purchase payments for nonqualified and qualified contracts is $100. There is no set maximum for additional purchase payments. However, purchase payments in excess of $2 million require pre-approval by Lincoln Life. If you stop making purchase payments for three consecutive years, and the annuity account value decreases to less than $1,000, we may terminate the contract as allowed by your state's non-forfeiture law for deferred annuities and pay the contractowner an adjusted annuity account value.

We will notify the contractowner at least 30 days in advance of the intended action. During the notification period, the contractowner may make additional purchase payments to meet the minimum value requirements and to avoid cancellation of the contract.

Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments are placed into the VAA's subaccounts, each of which invests in shares of its corresponding fund, according to your instructions.

The minimum amount of any purchase payment that can be put into any one variable subaccount is $50, or $2,000 for a fixed account. No allocation can be made that would result in a variable subaccount of less than $50, or that would result in a fixed account of less than $2,000. Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent, we will not begin process-ing until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investment perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of accumulation units
Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing each purchase payment by the value of an accumulation unit for the valuation period during which the purchase payment is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, expenses, and deduction of certain charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

(2) The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Because a different daily charge is imposed for contracts with the EEB Rider than for those without, each of these two types of contracts will have different corresponding accumulation unit values on any given day.

Transfers between subaccounts on or before the annuity commencement date
You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount.
A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. We reserve the right to impose a $10 fee for transfers after the first 12 times during a contract year.

The minimum amount that may be transferred between subaccounts is $50 per subaccount. If the transfer from a subaccount would leave you with less than $50 in the subaccount, we may transfer the entire balance of the subaccount. Transfers will also be subject to any restrictions that may be imposed by the funds themselves.

A transfer request may be made to our home office using written, telephone or electronic instructions, if the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign, the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems at Lincoln, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our home office.

Requests for transfers will be processed on the valuation date that they are received when they are received in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time).

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers.

Repeated patterns of frequent transfers are disruptive to the operation of the sub-accounts, and should Lincoln Life become aware of such disruptive practices, Lincoln Life may refuse to permit more than 12 transfers in any year and may modify the transfer provisions of the contract.

Transfers may be delayed as permitted by the 1940 Act.

Transfers to and from a fixed account on or before the annuity commencement date You may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $50 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer all or any part of the contract value from a fixed account to the various subaccount(s) except that the sum of the percentages of a fixed account transferred is limited to 15% of the value of that fixed account in any contract year.

Currently, there is no charge to you for a transfer. However, we reserve the right to impose a charge in the future for any transfers in excess of 12 times per contract year. Transfers of all or a portion of a fixed account (other than automatic transfer programs) may be subject to MVA.

Transfers may be delayed as permitted by the 1940 Act.

Transfers after the annuity commencement date
If you select an Income4Life(R) Solution option your transfer rights and restrictions are the same as they were on or before the annuity commencement date, except that no money may be transferred to the fixed side of the contract.

If you do not select an Income4Life(R) Solution option, you may transfer all or a portion of your investment in one subaccount to another subaccount in the VAA or to the fixed side of the contract. Those transfers will be limited to three times per contract year. Currently, there is no charge for those transfers. However, we reserve the right to impose a charge. No transfers are allowed from the fixed side of the contract to the subaccounts.

Additional Services
There are four additional services available to you at no extra charge under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed information on these services, please see Advertising and sales literature in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed subaccount or certain variable subaccounts into the variable subaccounts on a monthly basis. Upon receipt of an additional purchase payment allocated to the DCA program, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as the additional purchase payments will be credited with interest at the standard DCA rate at the time.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Death benefit
The following provisions apply prior to the annuity commencement date.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

If the contractowner, joint owner or annuitant dies before the annuity commencement date, the death benefit will be equal to the greatest of: the contract value for the valuation period during which the death benefit election becomes effective; the sum of all purchase payments less the sum of all withdrawals; or the highest contract value as of any contract anniversary occurring on or before the 80th birthday of the deceased person upon whose death the death benefit is payable; increased by the sum of purchase payments made since such contract anniversary and decreased by the sum of all partial withdrawals, partial annuitizations, and premium tax deductions made since such contract anniversary. An optional Estate Enhancement Benefit Rider is also available. (See Below.)

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. Upon the death of an annuitant who is not the contractowner or joint owner, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contract owner or a joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner and joint owner, if applicable in equal shares, provided the annuitant named on this contract has not been changed (except within the first 30 days after the contract is issued or upon the death of a prior annuitant). Notification of the election of this death benefit must be received by Lincoln Life within 75 days of the death of the annuitant. If no contractowner is living on the date of death of the annuitant, the death benefit will be paid to the beneficiary. The contract terminates when any death benefit is paid due to the death of the annuitant. A death benefit payable on the death of the annuitant will not be paid if the annuitant has been changed later than 30 days subsequent to the effective date of this contract, unless the change occurred because of the death of a prior annuitant.

If the annuitant dies after the annuity commencement date, the death benefit, if any, will be paid based on the annuity option selected. Lincoln Life will require proof of the annuitant's death. Under any option providing guaranteed payouts, the number of payouts which remain unpaid at the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.

Estate Enhancement Benefit Rider ("EEB Rider")
The amount of death benefit payable under this Rider is the greatest of the following four amounts:

1.The contract value on the valuation date the death benefit is approved by Lincoln Life for payment.

2.The sum of all purchase payments, minus all withdrawals, partial annuitizations, and premium tax incurred, if any.

3.The highest contract value at the time of fund valuation on any policy anniversary date (including the inception date) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that policy anniversary date on which the highest contract value is obtained. It is decreased by partial withdrawals, partial annuitizations and premium taxes incurred, if any, on or after that policy anniversary date on which the highest contract value is obtained.

4.The contract value on the valuation date the death benefit is approved by Lincoln Life for payment plus an amount equal to the Enhancement Rate times the lesser of: (1) the contract earnings; or (2) the covered earnings limit. [Note: If there are no contract earnings, there will not be an amount provided under this item (4).]

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equals:

1.the contract value as of the date of death of the individual for whom a death claim is approved by Lincoln Life for payment; minus

2.the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus

3.each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus

4.the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:

1.the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus

2.each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus

3.the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The Estate Enhancement Benefit will not be paid if the contractowner, joint owner or annuitant is changed after the effective date of the Rider unless the change is the result of the surviving spouse continuing the contract. A change in contractowner, joint owner (if applicable), or annuitant will reduce the death benefit to the contract value for the new individual.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased before the EEB rider becomes available in your state may add the rider if it becomes available, but the request to add the rider must be received by Lincoln Life within six months following state approval. Contracts purchased after the rider becomes available in your state may only elect the rider at the time of purchase.

If you elect the EEB Rider after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the rider as of that date. Should you elect the EEB Rider at time of purchase the benefit will take effect on the valuation date at time of issue and we will begin deducting the charge on that date.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period. As this Rider may not be available to all classes of contractowners, please contact your investment representative.

General death benefit information
The standard death benefit and the EEB rider terminate if you elect Income4Life(R) Solution.

If there are joint owners, upon the death of the first contractowner, Lincoln Life will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, Lincoln Life will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the Estate Enhancement Benefit is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. Approval of payment will occur upon receipt of: (1) proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed (including selection of a settlement option). If the beneficiary is a minor, court documents appointing the guardian/custodian must be submitted.

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1.If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or

2.If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Upon the death of the annuitant Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Annuitant
The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are an exempt organization under Internal Revenue Code section 501(c) then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying Lincoln Life of the change. The new annuitant must be under age 90 as of the effective date of the change. This change may cause a loss of the death benefit on the death of the annuitant. See the contracts--Death benefit.

A contingent annuitant may be named or changed by notifying Lincoln Life in writing:

On or after the annuity commencement date, the annuitant or joint annuitants may not be changed. Contingent annuitant designations are no longer applicable.

Ownership
The Owner on the date of issue will be the person designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment, an assignment affects the death benefit calculated under our contract. Consult your tax adviser about the tax consequence of an assignment.

Joint ownership
The owner may name a Joint Owner. Joint owner(s) shall be treated as having equal, undivided interests in the contract, including rights of survivorship. Either joint owner, independently of the other, may exercise any ownership rights in the contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend upon the annuity option you select.

The amount available upon the surrender/withdrawal is the cash surrender value (contract value, plus or minus any market value adjustment, less any applicable surrender charges, account fees and premium tax charges) at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. The maximum amount which can be withdrawn without incurring any surrender charges is explained under charges and other deductions. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. See charges and other deductions.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal tax matters.

Small contract surrenders
Lincoln Life may surrender your contract, in accordance with the laws of your state if: 1) your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected, 2) no purchase payments have been received for two (2) full, consecutive contract years, and 3) the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states). At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any charge.

Income4Life(R) Solution for IRA Contracts
The Income4Life(R) Solution for IRA Contracts provides you variable, periodic regular income payments. This option, when available in your state, is subject to an annual charge, computed daily, of 1.65% of the daily net asset value. This charge consists of an administrative charge of 0.15% and a mortality and expense risk charge of 1.50%. The charge will begin fourteen days prior to the date the initial regular income payment is due based on the contractowners election.

The Income4Life(R) Solution is only available for IRA and Roth IRA contracts (excluding SEP and SARSEP markets) with a contract value of $50,000 or more and only if the annuitant is age 59 1/2 or older at the time the option is elected. You may elect the Income4Life(R) Solution at the time of application or at any time before the annuity commencement date by sending a written request to our home office. If you make additional purchase payments, an option to start a new program under the Income4Life(R) Solution may be provided. There is no guarantee that Income4Life will be available in the future as we reserve the right to discontinue this option at any time.

Any prior death benefit election (i.e. EEB Rider) will terminate once you elect the Income4Life(R) Solution.

Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.

If an Income4Life(R) Solution is selected, the applicable transfer provisions among sub-accounts will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. See The contracts.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts for a more detailed explanation.

Regular Income. The Income4Life(R) Solution option provides for variable, periodic regular income payments during a defined period of time (the "Access Period"), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed investment rate of 4%. Subsequent regular income payments will be adjusted annually with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than 4%, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than the 4%, the regular income payment will decrease by approximately 3%. Regular income payments are not subject to any surrender charges or market value adjustments. See Charges and other deductions.

Access Period. During the Access Period you select, you will be able to access your Account Value through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect the Income4Life(R) Solution. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.

Account Value. The initial Account Value is the contract value at the time you elect the Income4Life(R) Solution. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account

Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. See Federal tax matters--Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

Survivor Benefit. During the Access Period the survivor benefit is the Account Value. If there are joint annuitants and either annuitant dies during the Access Period, the Income4Life(R) Solution will terminate. The surviving annuitant may start a new Income4Life(R) Solution program. Following the Access Period, the survivor benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no survivor benefit.

Delay of payments
Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when the market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

If mandated under applicable law, we may be required to reject a purchase payment. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.

Transfer may be delayed as permitted by the 1940 Act.

Reinvestment privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Commissions
The commissions paid to dealers are a maximum of 7.0% of each purchase payment. In some instances, commissions on deposits may be lowered by as much as 2.50% and replaced by a commission of up to .65% of annual contract values. Lincoln Life will incur all other promotional or distribution expenses associated with the marketing of the contracts. These commissions are not deducted from purchase payments or contract value, they are paid by us. Lincoln Life may offer the contracts through its registered representatives or through registered representatives of broker-dealers it maintains selling agreements with. Registered representatives offering the contracts are registered with the National Association of Securities Dealer, Inc. (NASD) and their broker-dealers are members of the National Association of Securities Dealers, Inc.
(NASD). Commissions may be paid to such broker-dealers on behalf of their registered representatives and these broker-dealers may retain a portion of the commissions paid. Lincoln Life may pay additional compensation to these broker-dealers and/or reimburse them for portions of contract sales expenses. These broker-dealers may pay their registered representatives a portion of the reimbursement allowance. Lincoln Life may pay additional cash benefits and/or offer non-cash compensation programs, such as conferences or trips, to its registered representatives and/or these broker-dealers.

Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.

Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law which is usually on or before the contractowner's 90th birthday.

The contract provides optional forms of payouts of annuities (annuity options), some of which are payable on a variable basis, fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity. You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The guarantee period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a joint annuitant. The payouts continue during the lifetime of the survivor.

Joint Life and Two-Thirds Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a joint annuitant. The payout continues during the lifetime of the survivor. The designated period is elected by the contractowner.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die dur ing the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date death payouts begin, minus (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office.

Life Annuity with Cash Refund. This option offers fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made after Lincoln Life is in receipt of: (1) proof, satisfactory to Lincoln Life, of the death; (2) written authorization for payment; and (3) all claim forms, fully completed.

Under the options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.25% and the charge for administrative services of 0.15% will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk.

Variable annuity payouts
Variable annuity payouts will be determined using:

1.The contract value on the annuity commencement date less any applicable premium taxes;

2.The annuity tables contained in the contract;

3.The annuity option selected; and

4.The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.

We assume an investment return of 4% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the 4% assumed rate. If the actual net investment rate (annualized) exceeds 4%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 4% annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.

Income4Life(R) Solution
(Non-Qualified Annuity Contracts ONLY)
We also offer a variable annuity payout option for Non-qualified Contracts. The Income4Life(R) Solution, when available in your state, is subject to an annual charge, computed daily, of 1.65% of the daily net asset value. This charge consists of an administrative charge of

0.15% and a mortality and expense risk charge of 1.50%. The charge will begin fourteen days prior to the date the initial regular income payment is due based on the contractowners election.

If your contract value is at least $50,000, you may elect the Income4Life(R) Solution at the time of application or at any time before the annuity commencement date by sending a written request to our home office. Additional purchase payments will not be accepted after Income4Life is elected. There is no guarantee that Income4Life will be available in the future as we reserve the right to discontinue this option at any time.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation. Depending on state availability, under this Income4Life(R) Solution option you may change your assumed interest rate once a year after your regular income payments begin.

Regular Income. The Income4Life(R) Solution provides for variable, periodic regular income payments during a defined period of time (the "Access Period") and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed investment rate of 4%. Other assumed investment rates may be available in your state. Each subsequent regular income payment will be adjusted up or down with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed investment rate of 4%, the regular income payment will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than 4%, the regular income payment will decrease by approximately 3%. Regular income payments are not subject to any surrender charges or market value adjustments. See Federal tax matters--Taxation of annuity payouts.

Access Period. During the Access Period you select, you will be able to access your Account Value (as defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect the Income4Life(R) Solution. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods.

Account Value. The initial Account Value is the contract value on the Valuation Date the Income4Life(R) Solution is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annuitant is living, and will continue to be adjusted for investment performance, of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. See Federal tax matters--Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made.

Survivor Benefit. During the Access Period the survivor benefit is the Account Value. Following the Access Period, the survivor benefit will be the remaining guaranteed regular income payments, if any; otherwise there is no survivor benefit.

General information
The Estate Enhancement Benefit Rider is not available after the annuity commencement date.

The annuity commencement date is usually on or before the contractowner's 90th birthday. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If you have not already chosen an annuity payout option, the beneficiary of the death benefit may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocation at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to your beneficiary as payouts become due.

Fixed side of the contract

Purchase payments allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general ac- count as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in Prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an interest rate of not less than 3.0% per year on amounts held in a fixed account. Any amount withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to a MVA (see market value adjustment below) and Charges and other deductions Surrender charge. The Market Value Adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer to an amount less than the initial amount allocated or transferred to a fixed account plus interest of 3.0% per year, less surrender charges and account fees, if any.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Guaranteed periods
The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

The owner may allocate purchase payments to one or more fixed accounts with guaranteed periods of 1, 3, 5, 7, or 10 years. Lincoln Life may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. Each purchase payment allocated to a fixed account will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed account. A fixed account guarantee period ends on the date after the number of calendar years in the fixed account's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the annual effective rate determined on the first day of the fixed account guaranteed period. Amounts transferred or withdrawn from a fixed account prior to the end of the guaranteed period will be subject to the MVA. Each guaranteed period purchase payment amount will be treated separately for purposes of determining any applicable market value adjustment. Any amount withdrawn from a fixed account may be subject to any applicable surrender charges, account fees or premium taxes.

Lincoln Life will notify the contractowner in writing at least 60 days prior to the expiration date for any guaranteed period amount. A new fixed account guaranteed period of the same duration as the previous fixed account guaranteed period will begin automatically at the end of the previous guaranteed period, unless Lincoln Life receives, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed account or to a variable subaccount from among those being offered by Lincoln Life. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.

Market value adjustment
Any withdrawal, surrender or transfer of a fixed account guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing, and regular income under Income4Life(R) Solution transfers) will be subject to a market value adjustment
(MVA). A withdrawal, surrender or transfer effective upon the expiration date of the guaranteed period will not be subject to an MVA. The MVA will be applied to the amount being withdrawn, surrendered or transferred. The MVA will be applied after the deduction of any applicable account fees and before any applicable withdrawal, surrender or transfer charges. In general, the MVA reflects the relationship between the index rate in effect at the time a purchase payment is allocated to a fixed account's guaranteed period under the contract and the index rate in effect at the time of the purchase payment's withdrawal, surrender or transfer. It also reflects the time remaining in the fixed account's guaranteed period. If the index rate at the time of the withdrawal, surrender or transfer is lower than the index rate at the time the purchase payment was allocated, then the application of the MVA will generally result in a higher payment at the time of the withdrawal, surrender or transfer. Similarly, if the index rate at the time of withdrawal, surrender or transfer is higher than the index rate at the time of the allocation of the purchase payment, then the application of the MVA will generally result in a lower payment at the time of the withdrawal, surrender or transfer. The index rate is published by the Federal Reserve Board.

The MVA is calculated by multiplying the transaction amount by:

                                   (1+A)/n/
                                     -----
                                   (1+B)/n/
where:

A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the time of surrender or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). If Index Rates "A" and "B" are within .25% of each other when the index rate is determined, no such percentage adjusted to "B" will be made, unless required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to Lincoln Life associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no MVA.

N = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 X (73 divided by 365) = 1.2 years)

Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the MVA.

Additional adjustments may be included in this calculation that can positively or negatively affect the MVA. The adjustments represent the direct and indirect costs Lincoln Life can incur due to the liquidation of general account assets in order to satisfy surrender requests.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

   . An individual must own the contract (or the tax law must treat the contract as owned by an individual).

   . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

   . Your right to choose particular investments for a contract must be limited.

   . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by an individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract have been distributed, the amount not received will generally be deductible. If you choose the levelized payout option under the Income4Life(R) Solution, the tax law may treat you as being in receipt of additional amounts of income and tax the additional amounts.

Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

.. Death prior to the annuity commencement date--

   . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

   . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

.. Death after the annuity commencement date--

   . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

   . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

   . you receive on or after you reach age 59 1/2,

   . you receive because you became disabled (as defined in the tax law),

   . a beneficiary receives on or after your death, or

   . you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for a contract's death benefit
Your contract automatically includes a basic death benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any enhancements to such death benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge as a contract withdrawal.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of qualified plans:

   . Individual Retirement Accounts and Annuities ("Traditional IRAs")

   . Roth IRAs

   . Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

   . SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

   . 403(b) plans (public school system and tax-exempt organization annuity plans)

   . 401(a) plans (qualified corporate employee pension and profit-sharing plans)

   . 403(a) plans (qualified annuity plans)

   . H.R. 10 or Keogh Plans (self-employed individual plans)

   . 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA has introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

   . Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

   . Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 1/2 or retirement.

   . Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments
The Federal income tax rules generally include distributions from a qualified contract in the recipient's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Required minimum distributions
Under most qualified plans, you must begin receiving payments from the contract minimum amounts by the later of age 70 1/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new proposed regulations concerning required minimum distributions. The proposed regulations may impact the distribution method you have chosen and the amount of your distributions. These rules may also change once finalized by the IRS. Please contact your tax adviser regarding any tax ramifications.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

   . received on or after the annuitant reaches age 59 1/2

   . received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),

   . received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or

   . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts).
If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Death benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts.
We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Tax status of Lincoln Life
Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the fund. The voting will be done according to the instructions of contractowners who have interests in the subaccounts which invest in classes of funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so. The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Fund shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, each person having a voting interest in a subaccount will receive proxy voting material, reports and other materials relat ing to the trust. Since the fund engages in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Sale of fund shares by the fund.

Distribution of the contracts

Lincoln Life is the distributor and principal underwriter of the contracts. Under an agreement with Lincoln Life, Lincoln Financial Distributors, Inc. ("LFD") will act as wholesaler and will assist Lincoln Life in forming the selling group. LFD will also perform certain enumerated marketing and ancillary functions in support of the selling group. The contracts will be sold by our properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with Lincoln Life and have been licensed by state insurance departments to represent us. Included among these broker-dealers is Lincoln Financial Advisors (LFA). LFA is affiliated with us and in addition to selling our contracts, may also act as a principal underwriter for certain other contracts issued by us. Lincoln Life will offer the contracts in all states it is licensed to do business.

Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the home office at P.O. Box 7866, 1300 South Clinton Street, Fort Wayne, Indiana 46801. A contract canceled under this provision will be void. With respect to the fixed portion of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the contract value as of the date of receipt of the cancellation, plus any premium taxes which had been deducted. No surrender charge will be assessed. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the home office, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.

During 2001, Lincoln Life sol it reinsurance operation to Swiss Re. See Note 9 of the statutory-basis financial statements of Lincoln Life for additional information regarding the sale.

We are a member of the Insurance Marketplace Stan-dards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

During 2001, Lincoln Life sold its reinsurance operation to Swiss Re. See Note 9 of the Statutory-Basis financial statements of Lincoln Life for additional information regarding the sale.

Legal proceedings
Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.

Lincoln Life has settled its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The settlement became final in 2001.

After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of Lincoln Life.

Statement of Additional Information
Table of contents for Lincoln Life Variable Annuity
Account N (Lincoln ChoicePlus)

Item                                       Item
-----------------------------------------------
General information and history of Lincoln
  Life                                     B-2
-----------------------------------------------
Special terms                              B-2
-----------------------------------------------
Services                                   B-2
-----------------------------------------------
Principal underwriter                      B-2
-----------------------------------------------
Purchase of securities being offered       B-2
-----------------------------------------------

Item                              Item
--------------------------------------
Calculation of investment results  B-2
--------------------------------------
Annuity payouts                   B-10
--------------------------------------
Advertising and sales literature  B-12
--------------------------------------
Additional Services               B-14
--------------------------------------
Other Information                 B-16
--------------------------------------
Financial statements              B-16

For a free copy of the SAI please see page one of this booklet.
................................................................................
Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N (ChoicePlus).

                                (Please Print)

Name: _______________________________________________________________________

Address: ____________________________________________________________________

City _______________________________ State ________________ Zip _____________

Mail to Lincoln National Life Insurance Company, P.O. Box 7866, Fort Wayne, Indiana 46801

                (This page has been left blank intentionally.)

                         LINCOLN LIFE VARIABLE ANNUITY

                  Account N (Lincoln ChoicePlus) (Registrant)

            The Lincoln National Life Insurance Company (Depositor)

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

This SAI should be read along with the Prospectus of Lincoln Life Variable Annuity Account N (Lincoln ChoicePlus) dated May 1, 2002. You may obtain a copy of the Lincoln ChoicePlus Prospectus on request and without charge. Please write Lincoln ChoicePlus, The Lincoln National Life Insurance Company, P.O. Box 7866, Fort Wayne, Indiana 46801 or call 1-888-868-2583.

                               TABLE OF CONTENTS

              ITEM                                            PAGE
              ----                                            ----
              General information and history of Lincoln Life  B-2
              Special terms..................................  B-2
              Services.......................................  B-2
              Principal underwriter..........................  B-2
              Purchase of securities being offered...........  B-2
              Calculation of investment results..............  B-2
              Annuity payouts................................ B-10
              Advertising and sales literature............... B-12
              Additional services............................ B-14
              Other information.............................. B-16
              Financial statements........................... B-16

The following eight investment options are no longer available for allocation for purchase payments under Contracts issued on or after February 22, 2000. However, contractowners who purchased a Contract prior to February 22, 2000 may continue to allocate purchase payments or contract value to these investment options. It is currently anticipated that during the fourth quarter 2002, we will close and replace these eight funds: Delaware VIP Devon Series, Delaware VIP International, Dreyfus VI Smallcap, Scudder SVS Government Securities Portfolio, Scudder SVS Smallcap Growth, Colonial U.S. Growth & Income Fund, OCC Trust Global Equity Portfolio, OCC Trust Managed Portfolio. We may also close and replace other investment options currently offered, as described in your Prospectus.


This SAI is not a Prospectus.

The date of this SAI is May 1, 2002

General information and history of The Lincoln National Life Insurance Company (Lincoln Life)

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term valuation date the New York Stock Exchange is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring before or just after the holiday.

Services

Independent auditors

The financial statements of the variable annuity account (VAA) and the statutory-basis financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry St, Ft. Wayne, Indiana 46802, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

Keeper of records

All accounts, books, records and other documents which are to be maintained for the VAA are maintained by Lincoln Life or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by Lincoln Life for this service.

Principal underwriter

Lincoln Life is the principal underwriter for the contracts, which are offered continuously. Lincoln Financial Distributors, Inc. will perform certain marketing and other ancillary functions as described in the Prospectus. Lincoln Life retains no underwriting commissions from the sale of the variable annuity contracts.

Sales charges and exchange privileges under the contracts are described in the Prospectus.

Purchase of securities being offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling Lincoln Life products; through independent insurance brokers; and through certain securities brokers/dealers selected by Lincoln Life whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the Prospectus under the section Charges and other deductions, the contract and/or surrender charges may be waived.

There are exchange privileges between subaccounts, and between the VAA and Lincoln Life's general account (see The Contract--Transfers of accumulation units between subaccounts in the Prospectus.) No exchanges are permitted between the VAA and other separate accounts.

The offering of the contract is continuous.

Calculation of investment results

The paragraphs set forth below represent yield and total return performance information for the VAA and the subaccounts calculated in several different ways.

Money Market Fund Subaccount:

At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing, results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield figure is based on historical earnings and is not intended to indicate future performance.

The seven-day yield for the Lincoln National Money Market Fund subaccount is determined by calculating the change in unit value for the base period (the 7-day period ended December 31, 2001); then dividing this figure by the account value at the beginning of the period; then annualizing this result by the factor of 365/7. This yield includes all deductions charged to the contractowner's account, and excludes any realized gains and losses from the sale of securities. The Lincoln National Money Market Fund subaccount yield was 0.27% as of December 31, 2001. If the contractowner elected the EEB rider the yield would have been lower.

Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                P(1+T)/n /= ERV

Where:
 P     =   ahypothetical initial purchase payment of $1,000
T     =  averageannual total return for the period in question
n     =  numberof years
ERV  =  endingredeemable value (as of the end of the period in question) of a
              hypothetical $1,000    purchase payment made at the beginning of
              the 1-year, 5-year, or 10-year period in question (or
                 fractional portion thereof)

The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges (including any surrender charges) are deducted at the end of the period in question; and (3) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the Fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/As" for standard performance until one year after a fund became available in the VAA.

A. Standard performance data (assuming neither the I-4Life/SM/ Advantage* nor the Income4Life(R) Solution is in effect):

  For the period ending December 31, 2001

                                               Subaccount                   10-year/
Subaccounts                                    Commenced  1-year  5-year Since Inception
-----------                                    ---------- ------  ------ ---------------
Delaware VIP Large Cap Value Series........... 11/20/1998 (12.2)%  N/A         (1.1)%
Delaware VIP High Yield Series................ 11/20/1998 (12.5)   N/A        (10.5)
Delaware VIP Devon Series..................... 11/20/1998 (17.5)   N/A        (11.5)
Delaware VIP Emerging Markets Series.......... 11/20/1998  (3.2)   N/A          0.9
Delaware VIP International Value Equity Series 11/20/1998 (21.1)   N/A         (1.5)
Delaware VIP REIT Series...................... 11/20/1998   0.3    N/A          9.1
Delaware VIP Select Growth....................  2/22/2000 (31.9)   N/A        (32.3)
Delaware VIP Small Cap Value Series........... 11/20/1998   3.3    N/A          6.8
Delaware VIP Social Awareness Series.......... 11/20/1998 (17.8)   N/A         (2.5)
Delaware VIP Trend Series..................... 11/20/1998 (23.5)   N/A         11.1

                                                    Subaccount                   10-year/
Subaccounts                                         Commenced  1-year  5-year Since Inception
-----------                                         ---------- ------  ------ ---------------
AIM V.I. Cap Appreciation..........................  2/22/2000 (31.4)%  N/A        (26.0)%
AIM V.I. Growth Fund............................... 11/20/1998 (41.8)   N/A         (9.6)
AIM V.I. International Growth Fund................. 11/20/1998 (31.6)   N/A         (5.9)
AIM V.I. Premier Equity Fund....................... 11/20/1998 (20.8)   N/A         (0.1)
Alliance VPS Growth................................  2/22/2000 (31.7)   N/A        (25.7)
Alliance VPS Growth & Income.......................  2/22/2000  (8.3)   N/A          8.3
Alliance VPS Premier Growth........................  2/22/2000 (25.6)   N/A        (19.8)
Alliance VPS Technology............................  2/22/2000 (33.5)   N/A        (35.3)
AFIS Global Small Cap..............................  2/22/2000 (21.1)   N/A        (28.1)
AFIS Growth........................................  2/22/2000 (26.3)   N/A        (16.2)
AFIS Growth-Income.................................  2/22/2000  (5.9)   N/A          4.0
AFIS International.................................  2/22/2000 (28.0)   N/A        (32.0)
Scudder VIT Equity 500 Index Fund.................. 11/20/1998 (20.4)   N/A         (2.2)
Colonial U.S. Growth & Income Fund, Variable Series 11/20/1998  (8.9)   N/A          3.3
Dreyfus VIF Small Cap Portfolio.................... 11/20/1998 (14.4)   N/A          9.3
Fidelity VIP Equity-Income Portfolio............... 11/20/1998 (13.3)   N/A          1.2
Fidelity VIP Growth Portfolio...................... 11/20/1998 (25.8)   N/A          0.3
Fidelity VIP Overseas Portfolio.................... 11/20/1998 (29.3)   N/A         (5.4)
Fidelity VIP Growth Opportunities Portfolio........ 11/20/1998 (22.6)   N/A        (11.0)
Scudder Government Securities Portfolio............ 11/20/1998  (1.0)   N/A          3.5
Scudder Small Cap Growth Portfolio................. 11/20/1998 (36.8)   N/A         (4.6)
Lincoln National Bond Fund......................... 11/20/1998   0.6    N/A          2.9
Lincoln National Money Market Fund................. 11/20/1998  (4.5)   N/A          2.3
MFS(R) VIT Emerging Growth Series.................. 11/20/1998 (41.4)   N/A         (0.1)
MFS(R) VIT Research Series......................... 11/20/1998 (29.4)   N/A         (3.3)
MFS(R) VIT Total Return Series..................... 11/20/1998  (8.2)   N/A          4.1
MFS(R) VIT Utilities Series........................ 11/20/1998 (32.3)   N/A          0.3
Newport Tiger Fund, Variable Series................ 11/20/1998 (26.6)   N/A          1.9
OCC Accum. Trust Global Equity Portfolio........... 11/20/1998 (22.0)   N/A          2.3
OCC Accum. Trust Managed Portfolio................. 11/20/1998 (13.3)   N/A          0.2
FTVIPT Templeton Growth............................  2/22/2000  (9.7)   N/A          0.6
FTVIPT Templeton Foreign...........................  2/22/2000 (24.2)   N/A        (12.9)
FTVIPT Franklin Mutual Shares......................  2/22/2000  (1.5)   N/A         11.1
FTVIPT Franklin Small Cap..........................  2/22/2000 (23.4)   N/A        (26.3)

The performance figures above do not reflect the cost of the EEB Rider. If contractowners had elected the EEB rider their returns would have been lower.

*I-4Life/SM/ Advantage may not be offered to all contractowners.

B. Standard performance data (assuming the Income4Life(R) Solution is in effect):

  For the period ending December 31, 2001

                                               Subaccount                   10-year/
Subaccounts                                    Commenced  1-year  5-year Since Inception
-----------                                    ---------- ------  ------ ---------------
Delaware VIP Large Cap Value Series........... 11/20/1998 (12.5)%  N/A         (1.3)%
Delaware VIP High Yield Series................ 11/20/1998 (12.7)   N/A        (10.7)
Delaware VIP Devon Series..................... 11/20/1998 (17.7)   N/A        (11.8)
Delaware VIP Emerging Markets Series.......... 11/20/1998  (3.5)   N/A          0.7
Delaware VIP International Value Equity Series 11/20/1998 (21.3)   N/A         (1.8)
Delaware VIP REIT Series...................... 11/28/1998   0.0    N/A          N/A
Delaware VIP Select Growth....................  2/22/2000 (32.1)   N/A        (32.5)
Delaware VIP Small Cap Value Series........... 11/20/1998   3.0    N/A          6.5
Delaware VIP Social Awareness Series.......... 11/20/1998 (18.0)   N/A         (2.7)
Delaware VIP Trend Series..................... 11/20/1998 (23.7)   N/A         10.8
AIM V.I. Cap Appreciation.....................  2/22/2000 (31.6)   N/A        (26.2)
AIM V.I. Growth Fund.......................... 11/20/1998 (42.0)   N/A         (9.8)
AIM V.I. International Growth Fund............ 11/20/1998 (31.8)   N/A         (6.1)
AIM V.I. Premier Equity Fund.................. 11/20/1998 (21.0)   N/A         (0.4)
Alliance VPS Growth...........................  2/22/2000 (31.9)   N/A        (25.9)
Alliance VPS Growth & Income..................  2/22/2000  (8.5)   N/A          8.0
Alliance VPS Premier Growth...................  2/22/2000 (25.8)   N/A        (20.1)
Alliance VPS Technology.......................  2/22/2000 (33.7)   N/A        (35.5)
AFIS Global Small Cap.........................  2/22/2000 (21.3)   N/A        (28.3)

                                                    Subaccount                   10-year/
Subaccounts                                         Commenced  1-year  5-year Since Inception
-----------                                         ---------- ------  ------ ---------------
AFIS Growth........................................  2/22/2000 (26.5)%  N/A        (16.4)%
AFIS Growth-Income.................................  2/22/2000  (6.1)   N/A          3.7
AFIS International.................................  2/22/2000 (28.2)   N/A        (32.2)
Scudder VIT Equity 500 Index Fund.................. 11/20/1998 (20.6)   N/A         (2.5)
Colonial U.S. Growth & Income Fund, Variable Series 11/20/1998  (9.2)   N/A          3.0
Dreyfus VIF Small Cap Portfolio.................... 11/20/1998 (14.7)   N/A          9.0
Fidelity VIP Equity-Income Portfolio............... 11/20/1998 (13.5)   N/A          0.9
Fidelity VIP Growth Portfolio...................... 11/20/1998 (26.0)   N/A          0.0
Fidelity VIP Overseas Portfolio.................... 11/20/1998 (29.5)   N/A         (5.7)
Fidelity VIP Growth Opportunities Portfolio........ 11/20/1998 (22.8)   N/A        (11.2)
Scudder Government Securities Portfolio............ 11/20/1998  (1.3)   N/A          3.3
Scudder Small Cap Growth Portfolio................. 11/20/1998 (37.0)   N/A         (4.9)
Lincoln National Bond Fund......................... 11/20/1998   0.3    N/A          2.6
Lincoln National Money Market Fund................. 11/20/1998  (4.7)   N/A          2.0
MFS(R) VIT Emerging Growth Series.................. 11/20/1998 (41.6)   N/A         (0.4)
MFS(R) VIT Research Series......................... 11/20/1998 (29.6)   N/A         (3.5)
MFS(R) VIT Total Return Series..................... 11/20/1998  (8.4)   N/A          3.8
MFS(R) VIT Utilities Series........................ 11/20/1998 (32.5)   N/A          0.0
Newport Tiger Fund, Variable Series................ 11/20/1998 (26.8)   N/A          1.6
OCC Accum. Trust Global Equity Portfolio........... 11/20/1998 (22.3)   N/A          2.1
OCC Accum. Trust Managed Portfolio................. 11/20/1998 (13.5)   N/A          0.0
FTVIPT Templeton Growth............................  2/22/2000 (10.0)   N/A          0.4
FTVIPT Templeton Foreign...........................  2/22/2000 (24.4)   N/A        (13.1)
FTVIPT Franklin Mutual Shares......................  2/22/2000  (1.7)   N/A         10.8
FTVIPT Franklin Small Cap..........................  2/22/2000 (23.7)   N/A        (26.5)

The performance figures shown reflect the cost of the EEB rider.

C. Standard performance data (assuming the I-4Life/SM/ Advantage* is in effect):

  For period ending December 31, 2001

  *I-4Life/SM/ Advantage may not be offered to all contractowners

                                            Subaccount                   10-year/
Subaccounts                                 Commenced  1-year  5-year Since Inception
-----------                                 ---------- ------  ------ ---------------
Delaware VIP Large Cap Value Series........ 11/20/1998 (12.7)%  N/A         (1.6)%
Delaware VIP High Yield Series............. 11/20/1998 (12.9)   N/A        (11.0)
Delaware VIP Emerging Markets Series....... 11/20/1998  (3.7)   N/A          0.4
Delaware VIP REIT Series................... 11/20/1998  (0.3)   N/A          8.6
Delaware VIP Select Growth.................  2/22/2000 (32.2)   N/A        (32.7)
Delaware VIP Small Cap Value Series........ 11/20/1998   2.7    N/A          6.2
Delaware VIP Social Awareness Series....... 11/20/1998 (18.3)   N/A         (3.0)
Delaware VIP Trend Series.................. 11/20/1998 (23.9)   N/A         10.5
AIM V.I. Cap Appreciation..................  2/22/2000 (31.7)   N/A        (26.4)
AIM V.I. Growth Fund....................... 11/20/1998 (42.1)   N/A        (10.0)
AIM V.I. International Growth Fund......... 11/20/1998 (32.0)   N/A         (6.4)
AIM V.I. Premier Value Fund................ 11/20/1998 (21.2)   N/A         (0.7)
Alliance VPS Growth........................  2/22/2000 (32.1)   N/A        (26.1)
Alliance VPS Growth & Income...............  2/22/2000  (8.8)   N/A          7.7
Alliance VPS Premier Growth................  2/22/2000 (26.0)   N/A        (20.3)
Alliance VPS Technology....................  2/22/2000 (33.9)   N/A        (35.7)
AFIS Global Small Cap......................  2/22/2000 (21.5)   N/A        (28.5)
AFIS Growth................................  2/22/2000 (26.7)   N/A        (16.7)
AFIS Growth-Income.........................  2/22/2000  (6.4)   N/A          3.4
AFIS International.........................  2/22/2000 (28.4)   N/A        (32.3)
Scudder VIT Equity 500 Index Fund.......... 11/20/1998 (20.9)   N/A         (2.7)
Fidelity VIP Equity-Income Portfolio....... 11/20/1998 (13.8)   N/A          0.7
Fidelity VIP Growth Portfolio.............. 11/20/1998 (26.2)   N/A         (0.3)
Fidelity VIP Overseas Portfolio............ 11/20/1998 (29.7)   N/A         (5.9)
Fidelity VIP Growth Opportunities Portfolio 11/20/1998 (23.1)   N/A        (11.4)
Lincoln National Bond Fund................. 11/20/1998   0.1    N/A          2.4
Lincoln National Money Market Fund......... 11/20/1998  (5.0)   N/A          1.7
MFS(R) VIT Emerging Growth Series.......... 11/20/1998 (41.7)   N/A         (0.6)
MFS(R) VIT Research Series................. 11/20/1998 (29.8)   N/A         (3.8)
MFS(R) VIT Total Return Series............. 11/20/1998  (8.7)   N/A          3.6
MFS(R) VIT Utilities Series................ 11/20/1998 (32.7)   N/A         (0.2)
Newport Tiger Fund, Variable Series........ 11/20/1998 (27.0)   N/A          1.3
FTVIPT Templeton Growth....................  2/22/2000 (10.2)   N/A          0.1
FTVIPT Templeton Foreign Securities........  2/22/2000 (24.6)   N/A        (13.3)
FTVIPT Franklin Mutual Shares..............  2/22/2000  (2.0)   N/A         10.5
FTVIPT Franklin Small Cap..................  2/22/2000 (23.9)   N/A        (26.7)

The performance figures shown reflect the cost of the EEB rider.

Non-standard investment results:

The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information for the periods prior to the date that a Fund became available in the VAA will be calculated based on (1) the performance of the Fund adjusted for Contract charges (ie: mortality and expense risk fees, any applicable administrative charges, and the management and other expenses of the fund) and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the Fund. It may or may not reflect charges for any Riders (ie: EEB) that were in effect during the time periods shown. This performance is referred to as non-standardized performance data. Such results may be computed on a cumulative and/or annualized basis. We may provide illustrations of income payments and values during the annuity payout period, based on historical or hypothetical rates of return that are not guaranteed. We may also report non-standard performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for Contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a Contract will fluctuate so that contractowner's investment may be worth more or less than the original investment.

Cumulative quotations are arrived at by calculating the change in Accumulation Unit Value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.

The performance numbers in the following tables do not reflect surrender charges.

A.Nonstandard performance data (assuming neither the I-4Life/SM/ Advantage* nor the Income4Life(R) Solution is in effect):

  For the period ending December 31, 2001

                                                                                                         As if
Subaccounts                                          YTD     1-year   3-year   5-year 10-year Lifetime Commenced
-----------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series                  (5.22)%  (5.22)%   (.18)%  7.13%  10.52%   8.93%   7/28/1988
Delaware VIP High Yield Series                       (5.43)   (5.43)   (9.15)  (4.07)   2.38    3.87    7/28/1988
Delaware VIP Devon Series                           (10.45)  (10.45)  (11.62)    N/A     N/A    1.36     5/1/1997
Delaware VIP Emerging Markets Series                  3.82     3.82     4.57     N/A     N/A   (8.22)    5/1/1997
Delaware VIP International Value Equity Series      (14.05)  (14.05)   (0.96)   2.13     N/A    6.02   10/29/1992
Delaware VIP REIT Series                              7.28     7.28    10.09     N/A     N/A    5.17     5/4/1998
Delaware VIP Select Growth                          (24.85)  (24.85)     N/A     N/A     N/A   (7.45)    5/3/1999
Delaware VIP Small Cap Value Series                  10.29    10.29     6.44    8.21     N/A   10.47   12/27/1993
Delaware VIP Social Awareness Series                (10.79)  (10.79)   (3.89)    N/A     N/A    5.52     5/1/1997
Delaware VIP Trend Series                           (16.52)  (16.52)    8.81   12.03     N/A   12.97   12/27/1993
AIM V.I. Cap Appreciation                           (24.35)  (24.35)   (1.77)   4.53     N/A   10.20     5/5/1993
AIM V.I. Growth Fund                                (34.81)  (34.81)  (12.00)   2.43     N/A    7.29     5/5/1993
AIM V.I. International Growth Fund                  (24.60)  (24.60)   (5.78)   0.09     N/A    5.35     5/5/1993
AIM V.I. Premier Equity Fund                        (13.78)  (13.78)   (2.42)   8.15     N/A   11.81     5/5/1993
Alliance VPS Growth                                 (24.71)  (24.71)   (6.87)   5.52     N/A   12.12    9/15/1994
Alliance VPS Growth & Income                         (1.24)   (1.24)   11.05   15.70   14.61   13.46    1/14/1991
Alliance VPS Premier Growth                         (18.55)  (18.55)   (4.54)  10.76     N/A   13.79    6/26/1992
Alliance VPS Technology                             (26.49)  (26.49)   (0.61)  10.62     N/A   10.34    1/11/1996
AFIS Global Small Cap                               (14.07)  (14.07)   10.11     N/A     N/A    8.56    4/30/1998
AFIS Growth                                         (19.29)  (19.29)    8.84   17.09   14.78   14.64     2/8/1984
AFIS Growth-Income                                    1.13     1.13     5.69   11.22   11.85   12.78     2/8/1984
AFIS International                                  (21.00)  (21.00)    1.75    6.16    8.37    7.47     5/1/1990
Scudder VIT Equity 500 Index Fund                   (13.40)  (13.40)   (2.71)    N/A     N/A    4.10    10/1/1997
Colonial U.S. Growth & Income Fund, Variable Series  (1.92)   (1.92)    3.31   11.24     N/A   14.24     7/1/1994
Dreyfus VIF Small Cap Portfolio                      (7.42)   (7.42)    7.90    6.61   19.65   27.44    8/31/1990
Fidelity VIP Equity-Income Portfolio                 (6.28)   (6.28)    1.65    7.87   12.02   10.52    10/9/1986
Fidelity VIP Growth Portfolio                       (18.80)  (18.80)   (1.17)  10.08   11.80   12.17    10/9/1986
Fidelity VIP Overseas Portfolio                     (22.26)  (22.26)   (4.47)   1.29    4.41    4.65    1/28/1987

                                                                                              As if
Subaccounts                                  YTD    1-year  3-year  5-year 10-year Lifetime Commenced
------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio (15.61) (15.61) (10.82)  2.23     N/A    7.91     1/3/1995
Scudder Government Securities Portfolio       5.99    5.99    4.81   5.42    4.98    6.00     9/3/1987
Scudder Small Cap Growth Portfolio          (29.80) (29.80)  (6.42)  4.79     N/A   10.19     5/2/1994
Lincoln National Bond Fund                    7.63    7.63    3.94   5.50    5.60    8.66   12/28/1981
Lincoln National Money Market Fund            2.57    2.57    3.48   3.55    3.11    4.91     1/7/1982
MFS(R) VIT Emerging Growth Series           (34.41) (34.41)  (3.29)  7.54     N/A   10.80    7/24/1995
MFS(R) VIT Research Series                  (22.35) (22.35)  (3.82)  5.13     N/A    8.64    7/26/1995
MFS(R) VIT Total Return Series               (1.15)  (1.15)   4.75   8.78     N/A   11.61     1/3/1995
MFS(R) VIT Utilities Series                 (25.26) (25.26)   0.59   9.00     N/A   13.16     1/3/1995
Newport Tiger Fund, Variable Series         (19.62) (19.62)   3.48  (7.04)    N/A   (2.05)   4/30/1995
OCC Accum. Trust Global Equity Portfolio    (15.02) (15.02)   3.06   6.58     N/A    9.26     3/1/1995
OCC Accum. Trust Managed Portfolio           (6.23)  (6.23)   1.66   5.98   11.57   13.61     8/1/1988
FTVIPT Templeton Growth                      (2.68) ( 2.68)   5.11   6.81     N/A    8.43    3/15/1994
FTVIPT Templeton Foreign                    (17.16) (17.16)  (1.04)  3.22     N/A    8.01     5/1/1992
FTVIPT Franklin Mutual Shares                 5.55    5.55    9.72   8.59     N/A    8.97    11/1/1996
FTVIPT Franklin Small Cap                   (16.43) (16.43)  10.79   7.98     N/A   11.00   10/31/1995

The performance figures shown above do not reflect the cost of the EEB Rider.
If contractowners had elected the EEB Rider their returns would have been lower.

*I-4Life/SM/ Advantage may not be offered to all contractowners.

B.Nonstandard performance data (assuming the Income-4Life(R) Solution is in effect):

  For the period ending December 31, 2001

                                                                                                         As if
Subaccounts                                          YTD     1-year   3-year   5-year 10-year Lifetime Commenced
-----------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series                  (5.47)%  (5.47)%    (.4)%  6.88%  10.25%   8.67%   7/28/1988
Delaware VIP High Yield Series                       (5.68)   (5.68)   (9.38)  (4.31)   2.12    3.61    7/28/1988
Delaware VIP Devon Series                           (10.68)  (10.68)  (11.84)    N/A     N/A    1.11     5/1/1997
Delaware VIP Emerging Markets Series                  3.55     3.55     4.31     N/A     N/A   (8.45)    5/1/1997
Delaware VIP International Value Equity Series      (14.27)  (14.27)   (1.21)   1.87     N/A    5.76   10/29/1992
Delaware VIP REIT Series                              7.00     7.00     9.81     N/A     N/A    4.91     5/4/1998
Delaware VIP Select Growth                          (25.03)  (25.03)     N/A     N/A     N/A   (7.68)    5/3/1999
Delaware VIP Small Cap Value Series                  10.01    10.01     6.17    7.94     N/A   10.19   12/27/1993
Delaware VIP Social Awareness Series                (11.01)  (11.01)   (4.13)    N/A     N/A    5.26     5/1/1997
Delaware VIP Trend Series                           (16.72)  (16.72)    8.55   11.75     N/A   12.69   12/27/1993
AIM V.I. Cap Appreciation                           (24.53)  (24.53)   (2.01)   4.27     N/A    9.92     5/5/1993
AIM V.I. Growth Fund                                (34.97)  (34.97)  (12.22)   2.17     N/A    7.02     5/5/1993
AIM V.I. International Growth Fund                  (24.80)  (24.80)   (6.02)  (0.17)    N/A    5.08     5/5/1993
AIM V.I. Premier Equity Fund                        (14.00)  (14.00)   (2.67)   7.88     N/A   11.53     5/5/1993
Alliance VPS Growth                                 (24.90)  (24.90)   (7.10)   5.25     N/A   11.84    9/15/1994
Alliance VPS Growth & Income                         (1.49)   (1.49)   10.77   15.41   14.33   13.17    1/14/1991
Alliance VPS Premier Growth                         (18.76)  (18.76)   (4.78)  10.48     N/A   13.50    6/26/1992
Alliance VPS Technology                             (26.67)  (26.67)   (0.85)  10.35     N/A   10.06    1/11/1996
AFIS Global Small Cap                               (14.28)  (14.28)    9.83     N/A     N/A    8.29    4/30/1998
AFIS Growth                                         (19.49)  (19.49)    8.57   16.80   14.49   14.36     2/8/1984
AFIS Growth-Income                                    0.87     0.87     5.42   10.94   11.57   12.50     2/8/1984
AFIS International                                  (21.21)  (21.21)    1.50    5.89    8.10    7.20     5/1/1990
Scudder VIT Equity 500 Index Fund                   (13.62)  (13.62)   (2.96)    N/A     N/A    3.84    10/1/1997
Colonial U.S. Growth & Income Fund, Variable Series  (2.18)   (2.18)    3.04   10.95     N/A   13.95     7/1/1994
Dreyfus VIF Small Cap Portfolio                      (7.66)   (7.66)    7.63    6.34   19.35   27.12    8/31/1990
Fidelity VIP Equity-Income Portfolio                 (6.52)   (6.52)    1.40    7.60   11.74   10.24    10/9/1986
Fidelity VIP Growth Portfolio                       (19.00)  (19.00)   (1.42)   9.81   11.53   11.89    10/9/1986
Fidelity VIP Overseas Portfolio                     (22.46)  (22.46)   (4.71)   1.03    4.15    4.39    1/28/1987
Fidelity VIP Growth Opportunities Portfolio         (15.82)  (15.82)  (11.04)   1.97     N/A    7.64     1/3/1995
Scudder Government Securities Portfolio               5.69     5.69     4.53    5.15    4.71    5.73     9/3/1987
Scudder Small Cap Growth Portfolio                  (29.97)  (29.97)   (6.65)   4.53     N/A    9.92     5/2/1994
Lincoln National Bond Fund                            7.35     7.35     3.67    5.23    5.34    8.38   12/28/1981
Lincoln National Money Market Fund                    2.30     2.30     3.22    3.29    2.86    4.65     1/7/1982
MFS(R) VIT Emerging Growth Series                   (34.57)  (34.57)   (3.53)   7.28     N/A   10.53    7/24/1995

                                                                                          As if
Subaccounts                               YTD    1-year  3-year 5-year 10-year Lifetime Commenced
--------------------------------------------------------------------------------------------------
MFS(R) VIT Research Series               (22.54) (22.54) (4.06)  4.87     N/A    8.37    7/26/1995
MFS(R) VIT Total Return Series            (1.40)  (1.40)  4.49   8.50     N/A   11.33     1/3/1995
MFS(R) VIT Utilities Series              (25.45) (25.45)  0.34   8.72     N/A   12.87     1/3/1995
Newport Tiger Fund, Variable Series      (19.82) (19.82)  3.22  (7.28)    N/A     N/A    4/30/1995
OCC Accum. Trust Global Equity Portfolio (15.23) (15.23)  2.80   6.31     N/A    8.98     3/1/1995
OCC Accum. Trust Managed Portfolio        (6.47)  (6.47)  1.40   5.72   11.29   13.32     8/1/1988
FTVIPT Templeton Growth                   (2.93)  (2.93)  4.85   6.55     N/A    8.15    3/15/1994
FTVIPT Templeton Foreign                 (17.38) (17.38) (1.29)  2.96     N/A    7.74     5/1/1992
FTVIPT Franklin Mutual Shares              5.28    5.28   9.44   8.32     N/A    8.70    11/1/1996
FTVIPT Franklin Small Cap                (16.64) (16.64) 10.52   7.71     N/A   10.72   10/31/1995

The performance figures shown reflect the cost of the EEB Rider.

C. Nonstandard performance data (assuming the I-4Life/SM/ Advantage* is in effect):

  For period ending December 31, 2001

  * I-4Life/SM/ Advantage may not be offered to all contractowners

                                                                                                  As if
                                                                                                Subaccount
Subaccounts                                  YTD     1-year   3-year   5-year  10-year Lifetime Commenced
----------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series           (5.7)%   (5.7)%  (0.65)% (6.61)%   9.98%    8.4%   7/28/1988
Delaware VIP High Yield Series               (5.91)   (5.91)   (9.60)  (4.55)    1.87    3.35    7/28/1988
Delaware VIP Emerging Markets Series          3.29     3.29     4.05     N/A      N/A   (8.68)    5/1/1997
Delaware VIP REIT Series                      6.73     6.73     9.53     N/A      N/A    4.65     5/4/1998
Delaware VIP Select Growth                  (25.22)  (25.22)     N/A     N/A      N/A   (7.91)    5/3/1999
Delaware VIP Small Cap Value Series           9.73     9.73     5.90    7.67      N/A    9.92   12/27/1993
Delaware VIP Social Awareness Series        (11.23)  (11.23)   (4.37)    N/A      N/A    5.00     5/1/1997
Delaware VIP Trend Series                   (16.93)  (16.93)    8.28   11.47      N/A   12.41   12/27/1993
AIM V.I. Cap Appreciation                   (24.72)  (24.72)   (2.26)   4.01      N/A    9.65     5/5/1993
AIM V.I. Growth Fund                        (35.13)  (35.13)  (12.44)   1.92      N/A    6.75     5/5/1993
AIM V.I. International Growth Fund          (24.98)  (24.98)   (6.25)  (0.42)     N/A    4.82     5/5/1993
AIM V.I. Value Fund                         (14.21)  (14.21)   (2.91)   7.61      N/A   11.25     5/5/1993
Alliance VPS Growth                         (25.08)  (25.08)   (7.33)   4.99      N/A   11.56    9/15/1994
Alliance VPS Growth & Income                 (1.74)   (1.74)    5.82   11.75    11.47   10.54    1/14/1991
Alliance VPS Premier Growth                 (18.96)  (18.96)   (5.02)  10.16      N/A   13.08    6/26/1992
Alliance VPS Technology                     (26.86)  (26.86)   (1.10)  10.07      N/A    9.79    1/11/1996
AFIS Global Small Cap                       (14.50)  (14.50)    9.56     N/A      N/A    8.02    4/30/1998
AFIS Growth                                 (19.69)  (19.69)    8.30   16.51    14.21   14.07     2/8/1984
AFIS Growth-Income                            0.62     0.62     5.16   10.66    11.29   12.21     2/8/1984
AFIS International                          (21.40)  (21.40)    1.24    5.62     7.83    6.94     5/1/1990
Scudder VIT Equity 500 Index Fund           (13.84)  (13.84)   (3.20)    N/A      N/A    3.58    10/1/1997
Fidelity VIP Equity-Income Portfolio         (6.75)   (6.75)    1.15    7.34    11.46    9.97    10/9/1986
Fidelity VIP Growth Portfolio               (19.20)  (19.20)   (1.67)   9.53    11.25   11.61    10/9/1986
Fidelity VIP Overseas Portfolio             (22.65)  (22.65)   (4.95)   0.78     3.89    4.13    1/28/1987
Fidelity VIP Growth Opportunities Portfolio (16.03)  (16.03)  (11.27)   1.72      N/A    7.37     1/3/1995
Lincoln National Bond Fund                    7.08     7.08     3.41    4.96     5.07    8.11   12/28/1981
Lincoln National Money Market Fund            2.04     2.04     2.96    3.03     2.60    4.38     1/7/1982
MFS(R) VIT Emerging Growth Series           (34.73)  (34.73)   (3.77)   7.01      N/A   10.25    7/24/1995
MFS(R) VIT Research Series                  (22.73)  (22.73)   (4.30)   4.61      N/A    8.10    7/26/1995
MFS(R) VIT Total Return Series               (1.65)   (1.65)    4.23    8.23      N/A   11.05     1/3/1995
MFS(R) VIT Utilities Series                 (25.64)  (25.64)    0.09    8.45      N/A   12.59     1/3/1995
Newport Tiger Fund, Variable Series         (20.02)  (20.02)    2.96   (7.51)     N/A   (2.53)   4/30/1995
FTVIPT Templeton Growth                      (3.17)   (3.17)    4.59    6.28      N/A    7.88    3/15/1994
FTVIPT Templeton Foreign Securities         (17.58)  (17.58)   (1.53)   2.70      N/A    7.47     5/1/1992
FTVIPT Franklin Mutual Shares                 5.02     5.02     9.17    8.05      N/A    8.43    11/1/1996
FTVIPT Franklin Small Cap                   (16.85)  (16.85)   10.24    7.44      N/A   10.44   10/31/1995

The performance figures shown reflect the cost of the EEB Rider.

The following example illustrates the detailed calculations for a $50,000 deposit into the fixed account with a guaranteed rate of 4.5% for a duration of five years. The intent of the example is to show the effect of the "MVA" and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender (withdrawal) values. Any charges for optional death benefit risks are not taken into account in the example. The effect of the MVA is reflected in the index rate factor in column (2) and the minimum 3% guarantee is shown under column

(4) under the "Surrender Value Calculation". The "Index Rate Factor Calculation" and "Minimum Value Calculation" contain the explicit calculation of the index factors and the 3% minimum guarantee respectively. The "Annuity Value Calculation" and "Minimum Value" calculations assume the imposition of the annual $35 account fee, but that fee is waived if the annuity account value at the end of a contract year is $100,000 or more. The results would be slightly different in the states where the annual fee is less than $35.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

Single Premium....................... $50,000
Premium Taxes........................ None
Withdrawals.......................... None
Guaranteed Period.................... 5 years
Guaranteed Interest Rate............. 4.50%
Annuity Date......................... Age 70
Index Rate A......................... 5.00%
Index Rate B......................... 6.00% End of contract year 1
                                      5.50% End of contract year 2
                                      5.00% End of contract year 3
                                      4.00% End of contract year 4
Percentage Adjustment to Index Rate B 0.50%

                          SURRENDER VALUE CALCULATION

                (1)      (2)     (3) = (1) x (2)   (4)      (5)        (6)       (7)
              Annuity Index Rate    Adjusted     Minimum Greater of Surrender Surrender
Contract Year  Value    Factor    Annuity Value   Value  (3) & (4)   Charge     Value
------------- ------- ---------- --------------- ------- ---------- --------- ---------
      1...... $52,215  0.944841      $49,335     $51,465  $51,465    $3,500    $47,965
      2...... $54,530  0.971964      $53,001     $52,974  $53,001    $3,000    $50,001
      3...... $56,949  1.000000      $56,949     $54,528  $56,949    $2,500    $54,449
      4...... $59,476  1.004785      $59,761     $56,129  $59,761    $2,000    $57,761
      5...... $62,118     NA         $62,118     $57,778  $62,118    $1,500    $60,618

                           ANNUITY VALUE CALCULATION

Contract Year
-------------
      1...... $50,000 X   1.045 -   $35 =   $52,215
      2...... $52,215 X   1.045 -   $35 =   $54,530
      3...... $54,530 X   1.045 -   $35 =   $56,949
      4...... $56,949 X   1.045 -   $35 =   $59,476
      5...... $59,476 X   1.045 -   $35 =   $62,118

                         SURRENDER CHARGE CALCULATION

                SC   Surrender
Contract Year factor    Chg
------------- ------ ---------
      1......  0.07   $3,500
      2......  0.06   $3,000
      3......  0.05   $2,500
      4......  0.04   $2,000
      5......  0.03   $1,500

Market Value Adjustment Example

                         INDEX RATE FACTOR CALCULATION

                               Adj.
Contract Year Index A Index B Index B  N   Result
------------- ------- ------- ------- --- --------
      1......  5.00%   6.00%   6.50%   4  0.944841
      2......  5.00%   5.50%   6.00%   3  0.971964
      3......  5.00%   5.00%   5.00%   2  1.000000
      4......  5.00%   4.00%   4.50%   1  1.004785
      5......  5.00%    N/A     N/A   N/A   N/A

                           MINIMUM VALUE CALCULATION

Contract Year
-------------
      1...... $50,000 X   1.03 -   $35 =   $51,465
      2...... $51,465 X   1.03 -   $35 =   $52,974
      3...... $52,974 X   1.03 -   $35 =   $54,528
      4...... $54,528 X   1.03 -   $35 =   $56,129
      5...... $56,129 X   1.03 -   $35 =   $57,778

Annuity payouts

Variable annuity payouts

Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract on the annuity commencement date; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and (4) the investment results of the fund(s) selected. In order to determine the amount of variable annuity payouts, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 4% per annum. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The 4% interest rate stated above is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds 4%, the payout will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 4%, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law. At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund.

The amount of the second and subsequent periodic payout is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of: (a) The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and (b) A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

I-4Life/SM/ Advantage for Non-qualified contracts

During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on the valuation date not more than fourteen days prior to the initial regular income date, less any applicable premium taxes and each regular income payment date thereafter (or each subsequent anniversary of the initial regular income date if levelized payments are selected); (2) the annuity factor for the I-4Life/SM/ Advantage or Income4Life(R) Solution option selected; and (3) the investment results of the variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of the valuation date no more than fourteen days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the annuity factor. Subsequent regular income payments are determined by dividing the Account Value as of the valuation date not more than fourteen days prior to the regular income payment due date (or each subsequent anniversary of the initial regular income date if levelized payments are selected) by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.

I-4Life/SM/ Advantage annuity factors are based on whether the I-4Life/SM/ Advantage or the Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable, the 1983 Table "a" Individual Annuity Mortality Table, modified.

At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for subsequent regular income payments. Each subsequent regular income payment will fluctuate. If the actual net investment rate (annualized) for the contract exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.
..
I-4Life/SM/ Advantage options for IRA contracts

During the Access Period, regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of each year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity factor for the I-4Life/SM/ Advantage or Income4Life(R) Solution option selected; and (3) the investment results of the fixed and/or variable subaccounts selected. The initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the annuity factor. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year. The first regular income payment of a subsequent calendar year will be determined by dividing the Account Value as of December 31 of the year prior by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period.

I-4Life/SM/ Advantage annuity factors are based on whether the I-4Life/SM/ Advantage or Income4Life(R) Solution is selected, an assumed investment return of either 3%, 4%, 5% or 6% per annum, the length of the Access Period, the length of time any regular income payments are guaranteed after the Access Period, the frequency of the regular income payments, and the age(s) and sex of the annuitant(s) as of the date the initial regular income payment is calculated, and when applicable the 1983 Table "a" Individual Annuity Mortality Table, modified.

At the end of the Access Period, the periodic regular income payment will purchase annuity units at the then current annuity unit value. Subsequent regular income payments made after the Access Period will be calculated using annuity units as described in the Variable annuity payouts section above.

The assumed interest rate is the measuring point for subsequent regular income payments. Regular income payments will be adjusted at the beginning of each calendar year during the Access Period, regardless of whether the Account Value is invested in fixed or variable subaccounts. If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable subaccount, exceeds the assumed rate, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

Proof of age, sex and survival

Lincoln Life may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

ADVERTISING AND SALES LITERATURE As set forth in the Prospectus, Lincoln Life may refer to the following organizations (and others) in its marketing materials.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of over $103 billion and annual consolidated revenues of $6.8 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, life-health reinsurance, mutual funds, institutional investment management and financial planning and advisory services.

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company. A.M. Best also provides certain rankings, to which Lincoln Life intends to refer.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of equity securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification representing 1,000 companies across 20 different countries.

FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

MOODY'S insurance financial strength rating is an opinion of an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

MORNINGSTAR is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

STANDARD & POOR'S INDEX--A broad-based measurement of U.S. stock-market performance based on the weighted performance of 500 common stocks of leading company's and leading industries, commonly known as the Standard & Poor's (S&P
500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm.

RUSSELL 1000 INDEX--Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest US companies.

RUSSELL 2000 INDEX--Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 that measures 3,000 of the largest US companies.

LEHMAN BROTHERS AGGREGATE BOND INDEX--Composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are rebalanced monthly by market capitalization.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX--This is a measurement of the movement of approximately 4,200 corporate, publicly traded, fixed-rate, nonconvertible, domestic debt securities, as well as the domestic debt securities issued by the U.S. government or its agencies.

LEHMAN BROTHERS GOVERNMENT INTERMEDIATE BOND INDEX--Composed of all bonds covered by the Lehman Brothers Government Bond Index (all publicly issued, nonconvertible, domestic debt of the US government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the US government) with maturities between one and 9.99 years.

MERRILL LYNCH HIGH YIELD MASTER INDEX--This is an index of high yield debt securities. High yield securities are those below the top four quality rating categories and are considered more risky than investment grade. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e. DDD1 or less). Issues must be in the form of publicly placed nonconvertible, coupon-bearing US domestic debt and must carry a term to maturity of at least one year.

MORGAN STANLEY EMERGING MARKETS FREE INDEX--A market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. This index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.

MORGAN STANLEY WORLD CAPITAL INTERNATIONAL WORLD INDEX--A market capitalization weighted index composed of companies representative of the market structure of 22 Developed Market countries in North America, Europe and the Asia/Pacific Region.

MORGAN STANLEY PACIFIC BASIN (EX-JAPAN) INDEX--An arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of the following Pacific Basin Countries: Australia, Hong Kong, Malaysia, New Zealand and Singapore.

NAREIT EQUITY REIT INDEX--All of the data is based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market weighted.

SALOMON BROTHERS WORLD GOVERNMENT BOND (NON US) INDEX--A market capitalization weighted index consisting of government bond markets of the following 13 countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and The United Kingdom.

SALOMON BROTHERS 90 DAY TREASURY-BILL INDEX--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill.

STANDARD AND POOR'S INDEX (S&P 400)--Consists of 400 domestic stocks chosen for market size, liquidity, and industry group representations.

STANDARD AND POOR'S UTILITIES INDEX--The utility index is one of several industry groups within the broader S&P 500. Utility stocks include electric, natural gas, and telephone companies included in the S&P 500.

NASDAQ-QTC PRICE INDEX--This index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA)--A price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including American Express Company and American Telephone and Telegraph Company. Prepared and published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

In its advertisements and other sales literature for the VAA and the series funds, Lincoln Life intends to illustrate the advantages of the contracts in a number of ways:

Compound Interest Illustrations.

These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet.

An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Additional Services

Dollar Cost Averaging (DCA)

You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between 6 and 60 months. Once elected, the program will remain in effect until the earlier of: (1) the annuity commencement date; (2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written request or by telephone if we have your telephone authorization on file. Currently, there is no charge for this service. However, we reserve the right to impose one. A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or MVA which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS)

AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending written request to our home office. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and other deductions--Surrender charge.

Portfolio Rebalancing

Portfolio Rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to Lincoln Life. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing.

Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable account subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by writing Lincoln Life. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date. Currently, there is no charge for this service. However, we reserve the right to impose one.

Cross Reinvestment Program

Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to Lincoln Life or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE: LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of nearly $98 billion and annual consolidation revenues of over $6.4 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, mutual funds, managed accounts, institutional investment management and financial planning and advisory services.

Lincoln Life's customers. More than 1.5 million individuals and 17,000 employers trust Lincoln Life to help them plan for retirement. They're in good company with a good company, a company known for financial strength and superior service. As a member of the Insurance Marketplace Standards Association (IMSA), we are committed to upholding strong business ethics.

Lincoln Life's assets, size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Company, above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria (see reference to A.M. Best Company above). For example, as of December 31, 2001 Lincoln Life had statutory-basis admitted assets of over $74 billion.

Other Information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

                             FINANCIAL STATEMENTS

Financial statements of the VAA and the statutory-basis financial statements of Lincoln Life appear on the following pages.